         As filed with the Securities and Exchange Commission on April 28, 2000.

                                                     Registration Nos.  33-19421
                                                                        811-5439


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                         Post-Effective Amendment No. 20


                                     AND/OR



         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 70


                       ----------------------------------


                               VARIABLE ACCOUNT D
                                       OF
                        FORTIS BENEFITS INSURANCE COMPANY
                           (Exact Name of Registrant)
                       ----------------------------------


                        FORTIS BENEFITS INSURANCE COMPANY
                               (Name of Depositor)
                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
                                  651-738-4000

                        ---------------------------------

                            RHONDA J. SCHWARTZ, ESQ.
                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
                     (Name and Address of Agent for Service)

It is proposed that this filing will be come effective (check appropriate box):

      immediately upon filing pursuant to paragraph (b) of Rule 485.
-----


  X   on      May 1, 2000          pursuant to paragraph (b) of Rule 485.
-----    -----------------------


      60 days after filing pursuant to paragraph (a)(1) of Rule 485.
-----


      on                          pursuant to paragraph (a)(1) of Rule 485.
-----     ----------------------

      If appropriate, check the following box:

      This post-effective amendment designated a new effective date for a ----- previously filed post-effective amendment.

                       ----------------------------------

                              VARIABLE ACCOUNT D OF
                        FORTIS BENEFITS INSURANCE COMPANY

                     Cross Reference Sheet Showing Location
                         of Information in Prospectus or
                       Statement of Additional Information
                       -----------------------------------

Form N-4                                    Prospectus Caption
--------                                    ------------------
1.  Cover Page                              Cover Page

2.  Definitions                             Special Terms Used in This
                                            Prospectus

3.  Synopsis of Highlights                  Summary; Information Concerning
                                            Fees and Charges

4.  Condensed Financial                     Summary -- Financial information
    Information

5.  General Description of                  Summary--Separate Account Investment
    Registrant, Depositor and               Options; Fortis Benefits and the
    Portfolio Companies                     Separate Account; Fixed Account

6.  Deductions                              Summary--Charges and Deductions;
                                            Charges and Deductions

7.  General Description of Variable         Accumulation Period; General
    Annuity Contracts                       Provisions

8.  Annuity Period                          The Annuity Period

9.  Death Benefit                           Summary--Death Benefit; Accumulation
                                            Period--Benefit Payable on Death of
                                            Annuitant or Contract Owner

10. Purchases and Contract Value            Accumulation Period -- Issuance of a
                                            Contract and Purchase Payments--
                                            Contract Value

11. Redemptions                             Summary--Total and Partial
                                            Surrenders; Accumulation Period--
                                            Total and Partial Surrenders

12. Taxes                                   Summary--Tax Implications; Federal
                                            Tax Matters





                                            PROSPECTUS OR
              FORM N-4                      STATEMENT OF ADDITIONAL
              (cont'd.)                     INFORMATION CAPTION
              ---------                     -----------------------
13. Legal Proceedings                       None

14. Table of Contents of the                Contents of the Statement of
    Statement of Additional                 Additional Information
    Information

15. Cover Page                              Cover Page

16. Table of Contents                       Table of Contents

17. General Information and History         Fortis Benefits

18. Services                                Services

19. Purchases of Securities Being           Reduction of Charges
    Offered

20. Underwriters                            Services

21. Calculation of Performance Data         Appendix A

22. Annuity Payments                        Calculation of Annuity Payments

23. Financial Statements                    Financial Statements

FORTIS

OPPORTUNITY
VARIABLE
ANNUITY

Individual Flexible
Premium Deferred
Variable Annuity Contract
PROSPECTUS DATED

May 1, 2000

[FORTIS SOLID PARTNERS, FLEXIBLE SOLUTIONS(SM) LOGO]

FORTIS BENEFITS INSURANCE COMPANY

MAILING ADDRESS:    STREET ADDRESS:     PHONE: 1-800-800-2000
P.O. BOX 64272      500 BIELENBERG             (EXTENSION 3057)
ST. PAUL, MN 55164  DRIVE
                    WOODBURY, MN 55125

This Prospectus describes an individual flexible premium deferred variable annuity contract issued by Fortis Benefits Insurance Company ("Fortis Benefits").

The contracts allow you to accumulate funds on a tax-deferred basis. You may elect a guaranteed interest accumulation option through Fortis Benefits' fixed account or a variable return accumulation option through a variable account or a combination of these two options. Under the variable return accumulation option, you can choose among the following investment portfolios (those portfolios which have a non-Fortis Subadvisor include the name of the subadvisor at the beginning of the portfolio name):



Money Market Series                         T. Rowe Price--Blue Chip Stock Series
U.S. Government Securities Series           AIM--Blue Chip Stock Series II
Diversified Income Series                   Lazard Frerres--International Stock Series
AIM--Multisector Bond Series                Dreyfus--Mid Cap Stock Series
High Yield Series                           Berger--Small Cap Value Series
Morgan Stanley--Global Asset Allocation     Global Growth Series
Series                                      MFS--Global Equity Series
Asset Allocation Series                     Alliance--Large Cap Growth Series
American Leaders Series                     Investors Growth Series
Value Series                                Growth Stock Series
MFS--Capital Opportunities Series           Aggressive Growth Series
Growth & Income Series
Dreyfus--S&P 500 Index Series


The accompanying prospectus for these portfolios describes the investment objectives, policies and risks of each of the portfolios.
This prospectus gives you information about the contract that you should know before investing. This prospectus must be accompanied by a current prospectus of available investment portfolios. Both prospectuses should be read carefully and kept for future reference.


A Statement of Additional Information, dated May 1, 2000, about the contracts has been filed with the Securities and Exchange Commission and is available without charge, from Fortis Benefits at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page 21 of this prospectus.


THESE CONTRACTS ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                PAGE
Special Terms Used in this Prospectus.......................      3
Information Concerning Fees and Charges.....................      4
Summary.....................................................      6
Fortis Benefits and the Separate Account....................      9
     - Fortis Benefits/Fortis Financial Group Member........      9
     - The Separate Account.................................      9
     - Fortis Series Fund, Inc..............................      9
Accumulation Period.........................................     10
     - Issuance of a Contract and Purchase Payments.........     10
     - Contract Value.......................................     10
     - Allocation of Purchase Payments and Contract Value...     11
     - Total and Partial Surrenders.........................     11
     - Telephone Transactions...............................     12
     - Benefit Payable on Death of Annuitant or Contract
      Owner.................................................     12
     - Contract Loans (Section 403(b) Qualified Contracts
      Only).................................................     13
The Annuity Period..........................................     14
     - Annuity Commencement Date............................     14
     - Commencement of Annuity Payments.....................     14
     - Relationship Between Subaccount Investment
      Performance and Amount of Variable Annuity Payments...     15
     - Annuity Options......................................     15
     - Death of Annuitant or Other Payee....................     15
Charges and Deductions......................................     15
     - Premium Taxes........................................     15
     - Annual Administrative Charge.........................     15
     - Charges Against the Separate Account.................     16
     - Surrender Charge.....................................     16
     - Miscellaneous........................................     17
     - Reduction of Charges.................................     17
Fixed Account...............................................     17
     - General Description..................................     17
     - Fixed Account Value..................................     18
     - Fixed Account Transfers, Total and Partial
      Surrenders............................................     18
General Provisions..........................................     18
     - The Contract.........................................     18
     - Postponement of Payments.............................     18
     - Misstatement of Age or Sex and Other Errors..........     18
     - Assignment and Ownership Rights......................     18
     - Beneficiary..........................................     18
     - Reports..............................................     19
Rights Reserved by Fortis Benefits..........................     19
Distribution................................................     19
Federal Tax Matters.........................................     19
Voting Privileges...........................................     22
State Regulation............................................     22
Legal Matters...............................................     22
Contents of Statement of Additional Information.............     23
Appendix A--Sample Death Benefit Calculations...............    A-1
Appendix B--Explanation of Expense Calculations.............    B-1


THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, THE RELATED STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation PeriodThe time period under a contract between the contract date and the Annuity Period.

Accumulation Unit  A unit of measure used to calculate the interest of the contract owner in the Separate Account during the Accumulation Period.

Annuitant          A person during whose life annuity payments are to be made by
                   Fortis Benefits under the contract.

Annuity Period     The time period following the Accumulation Period, during
                   which annuity payments are made by Fortis Benefits.

Annuity Unit       A unit of measurement used to calculate variable annuity
                   payments.

Five Year Anniversary
                   The fifth anniversary of a contract date, and each subsequent fifth anniversary of that date.

Fixed Annuity Option
                   An annuity option under which Fortis Benefits promises to pay the Annuitant or any other properly designated payee one or more fixed payments.

Fortis Group Funds All publicly-available mutual funds advised by Fortis
                   Advisers, Inc. (other than Fortis Money Portfolios, Inc.). Currently, these mutual funds are: Fortis Worldwide Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Growth Fund, Inc., Fortis Fiduciary Fund, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Income Portfolios, Inc., and Fortis Advantage Portfolios, Inc.

Fortis Series      The Fortis Series Fund, Inc., a diversified, open-end
                   management investment company in which the Separate Account invests.

Non-Qualified Contracts
                   Contracts that do not qualify for the special federal income tax treatment applicable in connection with certain retirement plans.

Qualified ContractsContracts that are qualified for the special federal income tax treatment applicable in connection with certain retirement plans.

Separate Account   The segregated asset account referred to as Variable Account
                   D of Fortis Benefits Insurance Company established to receive and invest purchase payments made under contracts.

Valuation Date     Each business day of Fortis Benefits except, with respect to any subaccount, days on which the related portfolio does not value its shares. Generally, the portfolios value their shares on each day the New York Stock Exchange is open.

Valuation Period   The period that starts at the close of regular trading on the
                   New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the exchange on the next succeeding Valuation Date.

Variable Annuity Option
                   An annuity option under which Fortis Benefits promises to pay the Annuitant or any other properly designated payee one or more payments which vary in amount in accordance with the net investment experience of the subaccounts selected by the Annuitant.

INFORMATION CONCERNING FEES AND CHARGES

CONTRACT OWNER TRANSACTION EXPENSES

     Front End Sales Charge Imposed on Purchases............       0%
     Maximum Surrender Charge for Sales Expenses (as a
     percentage of purchase payments).......................       5%(1)

  YEARS SINCE           AMOUNT OF
DATE OF PAYMENT          CHARGE
---------------         ---------
  Less than 5              5%
   5 or more               0%

     Other Surrender Fees...................................       0%
     Exchange Fee...........................................       0%
     Charge for Each 403(b) Contract Loan...................    $100
ANNUAL CONTRACT ADMINISTRATION CHARGE.......................    $ 35(2)
SEPARATE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
     Mortality and Expense Risk Charge......................    1.25%
     Separate Account Administrative Charge.................     .10%
                                                                ----
       Total Separate Account Annual Expenses...............    1.35%

------------------------------
(1) This charge does not apply in certain cases such as partial surrenders each year of up to 10% of "new purchase payments" as defined under the heading "surrender charge" or, payment of a death benefit.

(2) This charge, which is otherwise applied at each contract anniversary and total surrender of the contract, will not be charged during the Accumulation Period if the contract value as of such anniversary or surrender is $25,000 or more. Currently, Fortis Benefits waives this charge during the Annuity Period. This charge is also subject to any applicable limitations under the law of any state.

FORTIS SERIES ANNUAL EXPENSES (a)

                                         U.S.
                             MONEY    GOVERNMENT   DIVERSIFIED                               GLOBAL ASSET     ASSET      AMERICAN
                             MARKET   SECURITIES     INCOME      MULTI SECTOR   HIGH YIELD    ALLOCATION    ALLOCATION   LEADERS
                             SERIES     SERIES       SERIES      BOND SERIES      SERIES        SERIES        SERIES      SERIES
                             ------   ----------   -----------   ------------   ----------   ------------   ----------   --------
Investment Advisory and
  Management Fee...........  0.30%      0.47%         0.47%         0.75%         0.50%         0.90%         0.47%       0.90%
Other Expenses.............  0.05%      0.05%         0.07%         0.15%         0.07%         0.12%         0.05%       0.35%
Total Series Fund Operating
  Expenses.................  0.35%      0.52%         0.54%         0.90%         0.57%         1.02%         0.52%       1.25%


                                         CAPITAL      GROWTH &   S&P 500
                             VALUE    OPPORTUNITIES    INCOME     INDEX
                             SERIES      SERIES        SERIES    SERIES
                             ------   -------------   --------   -------
Investment Advisory and
  Management Fee...........  0.70%        0.90%        0.63%      0.40%
Other Expenses.............  0.08%        0.35%        0.06%      0.06%
Total Series Fund Operating
  Expenses.................  0.78%        1.25%        0.69%      0.46%


                                                           BLUE                                                             GLOBAL
                                                           CHIP                                                    GLOBAL   EQUITY
                                           BLUE CHIP       STOCK     INTERNATIONAL     MID CAP       SMALL CAP     GROWTH   SERIES
                                          STOCK SERIES   SERIES II   STOCK SERIES    STOCK SERIES   VALUE SERIES   SERIES    (C)
                                          ------------   ---------   -------------   ------------   ------------   ------   ------
Investment Advisory and Management
  Fee...................................     0.87%         0.95%         0.84%          0.90%          0.90%       0.70%    1.00%
Other Expenses..........................     0.05%         0.35%         0.10%          0.28%          0.14%       0.07%    0.35%
Total Series Fund Operating Expenses....     0.92%         1.30%         0.94%          1.18%          1.04%       0.77%    1.35%

                                          LARGE    INVESTORS
                                           CAP      GROWTH     GROWTH   AGGRESSIVE
                                          GROWTH    SERIES     STOCK      GROWTH
                                          SERIES      (C)      SERIES     SERIES
                                          ------   ---------   ------   ----------
Investment Advisory and Management
  Fee...................................  0.90%      0.90%     0.61%      0.66%
Other Expenses..........................  0.07%      0.35%     0.05%      0.06%
Total Series Fund Operating Expenses....  0.97%      1.25%     0.66%      0.72%


------------------------------

(a) As a percentage of Series average net assets based on 1999 historical data, except that for American Leaders, Capital Opportunities, Blue Chip Stock Series II, Global Equity and Investors Growth, these amounts are based upon estimates after reimbursement for the current fiscal year. The estimated expenses for those portfolios prior to reimbursement is as follows; Global Equity 1.40%, Investors Growth 1.30%, Capital Opportunities 1.30%, American Leaders 1.30% and Blue Chip II 1.30%.

EXAMPLES*

If you surrender your contract in full at the end of any of the time periods shown below, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


       IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:            1 YEAR    3 YEARS    5 YEARS    10 YEARS
       ---------------------------------------------            ------    -------    -------    --------
Money Market................................................     $63       $ 99       $138        $203
U.S. Government Securities..................................      64        104        147         221
Diversified Income..........................................      64        105        148         223
Multisector Bond............................................      68        116        166         260
High Yield..................................................      65        106        150         226
Global Asset Allocation.....................................      69        119        172         272
Asset Allocation............................................      64        104        147         221
American Leaders............................................      72        126        184         295
Value.......................................................      67        112        160         248
Capital Opportunities.......................................      72        126        184         295
Growth & Income.............................................      66        110        156         239
S&P 500 Index...............................................      64        103        144         215
Blue Chip Stock.............................................      68        116        167         262
Blue Chip Stock II..........................................      72        128        186         300
International Stock.........................................      68        117        168         264
MidCap Stock Series.........................................      71        124        180         288
Small Cap Value Series......................................      69        120        173         274
Global Growth...............................................      67        112        160         247
Global Equity...............................................      73        129        189         305
Large Cap Growth Series.....................................      69        118        170         267
Investors Growth Series.....................................      72        126        184         295
Growth Stock................................................      66        109        154         236
Aggressive Growth...........................................      66        110        157         242


If you commence an annuity payment option, or do not surrender your contract, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


       IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:            1 YEAR    3 YEARS    5 YEARS    10 YEARS
       ---------------------------------------------            ------    -------    -------    --------
Money Market................................................     $18        $54       $ 93        $203
U.S. Government Securities..................................      19         59        102         221
Diversified Income..........................................      19         60        103         223
Multisector Bond............................................      23         71        121         260
High Yield..................................................      20         61        105         226
Global Asset Allocation.....................................      24         74        127         272
Asset Allocation............................................      19         59        102         221
American Leaders............................................      27         81        139         295
Value.......................................................      22         67        115         248
Capital Opportunities.......................................      27         81        139         295
Growth & Income.............................................      21         65        111         239
S&P 500 Index...............................................      19         58         99         215
Blue Chip Stock.............................................      23         71        122         262
Blue Chip Stock II..........................................      27         83        141         300
International Stock.........................................      23         72        123         264
MidCap Stock Series.........................................      26         79        135         288
Small Cap Value Series......................................      24         75        128         274
Global Growth...............................................      22         67        115         247
Global Equity...............................................      28         84        144         305
Large Cap Growth Series.....................................      24         73        125         267
Investors Growth Series.....................................      27         81        139         295
Growth Stock................................................      21         64        109         236
Aggressive Growth...........................................      21         65        112         242


------------------------------

* For purposes of these examples, the effect of the annual contract administration charge has been computed based on the average total contract value of all outstanding contracts during the year ended December 31, 1999 and the total actual amount of annual contract administration charges collected during the year.


THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
                         ------------------------------

The foregoing tables and examples, prescribed by the SEC, are included to assist contract owners in understanding the transaction and operating expenses imposed directly or indirectly under the contracts and Fortis Series. Amounts for state premium taxes or similar assessments will also be deducted, where applicable.

See Appendix B for an explanation of the calculation set forth above.

SUMMARY

The following summary should be read in conjunction with the detailed information in this Prospectus. This Prospectus generally describes only the portion of the contract involving the Separate Account. For a brief description of Fortis Benefits' fixed account, please refer to the heading "Fixed Account" in this Prospectus. Variations from the information appearing in this Prospectus due to requirements particular to your state are described in supplements which are attached to this Prospectus, or in endorsements to the contract, as appropriate.

The contract is designed to provide individuals with retirement benefits through the accumulation of net purchase payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments.

PURCHASE PAYMENTS

For individual contracts, each initial or subsequent purchase payment must be at least $50. For contracts issued in connection with a benefit plan covering employees, the initial and subsequent purchase payments under each contract must at all times average at least $50 and in no case be less than $25. No additional purchase payments are required, if the contract value is at least $500 by the end of the first contract year and at least $1,000 by the end of second contract year and at all times thereafter. See "Issuance of a Contract and Purchase Payments."

On the contract date, the initial purchase payment is allocated, as specified by the contract owner in the contract application, among one or more of the subaccounts of the Separate Account, or to the fixed account, or to both. Subsequent purchase payments are allocated in the same way, or pursuant to different allocation percentages that the contract owner may subsequently request.

SEPARATE ACCOUNT INVESTMENT OPTIONS

Each of the subaccounts of the Separate Account invests in shares of a corresponding portfolio of Fortis Series. The investment objective of each of the subaccounts of the Separate Account and that of the corresponding portfolio of Fortis Series is the same.

Contract value in each of the subaccounts of the Separate Account will vary to reflect the investment experience of each of the corresponding portfolio, as well as deductions for certain charges.

Each portfolio has a separate and distinct investment objective and is managed by Fortis Advisers, Inc. or a subadviser of Fortis Advisers, Inc. For providing investment management services to the portfolios, Fortis Advisers, Inc. receives fees from Fortis Series based on the average daily net assets of each portfolio. The portfolios also bear most of their other expenses. A full description of the portfolios and their investment objectives, policies and risks can be found in the current Prospectus for Fortis Series, which accompanies this Prospectus, and Fortis Series' Statement of Additional Information, which is available upon request from Fortis Benefits at the address and phone number on the cover of this prospectus.

TRANSFERS

During the Accumulation Period, you can transfer all or part of your contract value from one subaccount to another or into the fixed account. Additionally, during the accumulation period we may, in our discretion, permit a continuing request for transfers of specified amounts automatically on a periodic basis. There is currently no charge for any of these transfers. We reserve the right to restrict the frequency of or otherwise condition, terminate, or impose charges upon, transfers from a subaccount during the Accumulation Period. During the Annuity Period the person receiving annuity payments may make up to four transfers (but not from a Fixed Annuity Option) during each year of the Annuity Period. For a description of certain limitations on transfer rights, see "Allocations of Purchase Payments and Contract Values--Transfers."

TOTAL OR PARTIAL SURRENDERS

All or part of the contract value of a contract may be surrendered by you before the earlier of the Annuitant's death or the annuity commencement date. Amounts surrendered may be subject to a surrender charge and total surrenders may not be made without application of the annual administrative charge if the contract value is less than $25,000. See "Total and Partial Surrenders," "Surrender Charge" and "Annual Administrative Charge." Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters."

LOANS UNDER CERTAIN QUALIFIED CONTRACTS

If a contract is qualified under Section 403(b) of the Internal Revenue Code, you may take out loans from Fortis Benefits during the Accumulation Period. There are limits on the amount of such loans, and the loan will be secured by the contract. Principal and interest on a loan must in most cases be paid over a five year period, and failure to make these payments may have adverse tax consequences. For a more detailed discussion of these and other terms and conditions of contract loans, see "Accumulation Period--Contract Loans (Section 403(b) Qualified Contracts Only)."

CHARGES AND DEDUCTIONS

We deduct daily charges at a rate of 1.25% per annum of the value of the average net assets in the Separate Account for the mortality and expense risks we assume and .10% per annum of the value of the average net assets in the Separate Account to cover certain administrative expenses. See "Mortality and Expense Risk Charge" and "Administrative Expense Charge" under the heading "Charges Against the Separate Account."

In order to permit investment of the entire net purchase payment, we do not deduct sales charges at the time of investment. However, a surrender charge is imposed on certain total or partial surrenders of the contract to help defray expenses relating to the sale of the contract, including commissions to registered representatives and other promotional expenses. Certain amounts may be surrendered without the imposition of any surrender charge. The amount of such charge-free surrender depends on how recently the purchase payments to which the surrender relates were made. The aggregate surrender charges will never exceed 5% of the purchase payments made to date.

There is also an annual administrative charge each year for contract administration and maintenance. This charge is $35 per year (subject to any applicable state law limitations) and is deducted on each anniversary of the contract date and upon total surrender of the contract. Currently, this charge is not deducted during the Annuity Period. This charge will be waived during the Accumulation Period if the contract value at the end of the contract year (or upon total surrender) is $25,000 or more.

Certain states and other jurisdictions impose premium taxes or similar assessments upon us, either at the time purchase payments are made or when contract value is applied to an annuity option. Where such taxes or assessments are imposed by your state or other jurisdiction upon receipt of purchase payments, we will deduct a charge for these amounts from the contract value upon surrender, death of the Annuitant or contract owner, or annuitization of the contract. In jurisdictions where such taxes or assessments are imposed at the time of annuitization, we will deduct a charge for such amounts at that time.

ANNUITY PAYMENTS

The contract provides several types of annuity benefits to Annuitants or their beneficiaries, including Fixed and Variable Annuity Options. The contract owner has considerable flexibility in choosing the annuity commencement date. However, the tax implications of an annuity commencement date must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Annuity Commencement Date," "Annuity Forms" and "Federal Tax Matters" in this Prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information.

DEATH BENEFIT

In the event that the Annuitant or contract owner dies prior to the annuity commencement date, a death benefit is payable to the beneficiary of the contract. See "Benefit Payable on Death of Annuitant or Contract Owner."

RIGHT TO EXAMINE THE CONTRACT

You have a right to examine the contract. You can cancel the contract by delivering or mailing it, together with a written request, to Fortis Benefits' home office or to the sales representative through whom it was purchased, before the close of business on the tenth day after receipt of the contract. If these items are sent by mail, properly addressed and postage prepaid, they will be deemed to be received by us on the date postmarked. We will pay you the then current contract value. However, if applicable state law so requires, the full amount of the purchase payments received by us will be refunded.

LIMITATIONS IMPOSED BY RETIREMENT PLANS

Certain rights a contract owner would otherwise have under a contract may be limited by the terms of any employee benefit plan in connection with which the contract is issued. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a contract is issued.

TAX IMPLICATIONS

The tax implications for contract owners, Annuitants and beneficiaries, and those of any related employee benefit plan can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this Prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information, but such discussion is not comprehensive. Therefore, you should consider these matters carefully and consult a qualified tax adviser before making purchase payments or taking any other action in connection with a contract or any related employee benefit plan. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

QUESTIONS AND OTHER COMMUNICATIONS

Any question about procedures or the contract should be directed to your sales representative, or Fortis Benefits' home office: P.O. Box 64272, St. Paul, Minnesota 55164; 1-800-800-2000 (Ext. 3057). For certain current information relating to contract values such as subaccount unit values, interest rates in the fixed account, and your contract value, call 1-800-800-2000 (ext. 5448). Purchase payments and written requests should be mailed or delivered to the same home office address. All communications should include the contract number, the contract owner's name and, if different, the Annuitant's name. The number for telephone transfers is 1-800-800-2000 (Ext. 3057).

Any purchase payment or other communication, except a 10-day cancellation notice, is deemed received at Fortis Benefits' home office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on the New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION


The information presented below reflects the Accumulation Unit information for subaccounts of the Separate Account through December 31, 1999. Accumulation units have been rounded to the nearest whole unit.


                                                                                                      GLOBAL
                                 MONEY      U.S. GOV'T    DIVERSIFIED   MULTISECTOR      HIGH          ASSET         ASSET
                                MARKET      SECURITIES      INCOME         BOND          YIELD      ALLOCATION     ALLOCATION
                                ------      ----------    -----------   -----------      -----      ----------     ----------
December 31, 1999
 Accumulation Units in
   Force....................   59,567,286     6,961,590    46,271,405     1,402,949     4,713,245     3,230,312    152,820,325
 Accumulation Unit Values...       $1.587       $17.823        $1.998       $12.092       $12.779       $16.150         $3.923
December 31, 1998
 Accumulation Units in
   Force....................   39,532,433     7,577,700    51,323,231     1,236,211     4,984,906     3,315,158    160,803,266
 Accumulation Unit Values...       $1.532       $18.421        $2.059       $13.254       $12.823       $16.513         $3.326
December 31, 1997
 Accumulation Units in
   Force....................   31,491,629     7,743,923    49,942,498     1,123,401     4,194,544     2,918,483    156,035,843
 Accumulation Unit Values...    $1.474617    $17.149938     $1.963344    $11.837281    $12.917282    $14.433538      $2.809839
December 31, 1996
 Accumulation Units in
   Force....................   36,220,947     9,635,092    55,653,680     1,088,043     3,337,604     2,330,884    154,525,474
 Accumulation Unit Values...       $1.418       $15.935        $1.801       $11.961       $11.928       $12.884         $2.368
January 1, 1996*
 Accumulation Unit Values...      --            --            --            --            --            --             --
December 31, 1995
 Accumulation Units in
   Force....................   26,915,976    10,989,914    59,213,865       574,142     2,321,419     1,117,596    148,700,081
 Accumulation Unit Values...       $1.367       $15.805        $1.753       $11.743       $10.941       $11.590         $2.134
January 1, 1995*
 Accumulation Unit Values...      --            --            --            $10.000       --            $10.000        --
December 31, 1994
 Accumulation Units in
   Force....................   30,697,764    12,271,738    62,744,615       --          1,216,957       --         137,642,102
 Accumulation Unit Value....       $1.311       $13.483        $1.515       --             $9.834       --              $1.773
May 1, 1994*
 Accumulation Unit Value....      --            --            --            --              10.00       --             --
December 31, 1993
 Accumulation Units in
   Force....................   21,315,022    15,601,818    56,005,709       --            --            --         106,834,367
 Accumulation Unit Value....       $1.278       $14.609        $1.621       --            --            --              $1.797
December 31, 1992
 Accumulation Units in
   Force....................   20,674,556     9,505,984    19,353,521       --            --            --          49,688,937
 Accumulation Unit Value....       $1.261       $13.529        $1.457       --            --            --              $1.665
May 1, 1992*
 Accumulation Unit Value....      --            --            --            --            --            --             --
December 31, 1991
 Accumulation Units in
   Force....................    7,235,168     3,595,759     6,056,976       --            --            --          17,772,323
 Accumulation Unit Value....       $1.237       $12.922        $1.379       --            --            --              $1.578
December 31, 1990
 Accumulation Units in
   Force....................    5,632,146       747,992     2,352,517       --            --            --           8,249,373
 Accumulation Unit Value....       $1.184       $11.450        $1.220       --            --            --              $1.253


                                             GROWTH &                      BLUE       INTERNATIONAL     GLOBAL         GROWTH
                                 VALUE        INCOME        S&P 500        CHIP           STOCK         GROWTH         STOCK
                                 -----       --------       -------        ----       -------------     ------         ------
December 31, 1999
 Accumulation Units in
   Force....................    4,744,081    10,994,926    14,134,177     9,671,577      5,344,248      9,640,858    114,976,011
 Accumulation Unit Values...      $15.875       $23.775       $22.189       $21.571        $19.711        $33.343         $5.925
December 31, 1998
 Accumulation Units in
   Force....................    4,869,102    12,171,938    10,440,486     7,548,794      4,751,940     11,744,865    136,042,148
 Accumulation Unit Values...      $14.768       $21.767       $18.689       $18.238        $16.113        $21.433         $3.870
December 31, 1997
 Accumulation Units in
   Force....................    3,402,217    11,003,248     5,491,818     4,149,587      4,239,821     13,725,612    156,975,866
 Accumulation Unit Values...   $13.651572    $19.487584    $14.786540    $14.429421     $14.021796     $19.507894      $3.296005
December 31, 1996
 Accumulation Units in
   Force....................    1,071,648     7,892,683     1,259,758       915,358      3,137,348     13,713,860    169,095,500
 Accumulation Unit Values...      $11.048       $15.468       $11.326       $11.520        $12.690        $18.510         $2.971
January 1, 1996*
 Accumulation Unit Values...      $10.000       --            $10.000       $10.000        --             --             --
December 31, 1995
 Accumulation Units in
   Force....................      --          4,204,163       --            --           1,157,063     10,769,830    160,247,280
 Accumulation Unit Values...      --            $12.904       --            --             $11.271        $15.754         $2.587
January 1, 1995*
 Accumulation Unit Values...      --            --            --            --             $10.000        --             --
December 31, 1994
 Accumulation Units in
   Force....................      --          1,489,617       --            --             --          10,055,959    148,657,108
 Accumulation Unit Value....      --            $10.083       --            --             --             $12.236         $2.054
May 1, 1994*
 Accumulation Unit Value....      --              10.00       --            --             --             --             --
December 31, 1993
 Accumulation Units in
   Force....................      --            --            --            --             --           5,108,957    118,720,649
 Accumulation Unit Value....      --            --            --            --             --             $12.784         $2.142
December 31, 1992
 Accumulation Units in
   Force....................      --            --            --            --             --             698,720     79,582,321
 Accumulation Unit Value....      --            --            --            --             --             $10.989         $1.996
May 1, 1992*
 Accumulation Unit Value....      --            --            --            --             --               10.00        --
December 31, 1991
 Accumulation Units in
   Force....................      --            --            --            --             --             --          42,946,178
 Accumulation Unit Value....      --            --            --            --             --             --              $1.966
December 31, 1990
 Accumulation Units in
   Force....................      --            --            --            --             --             --          14,690,313
 Accumulation Unit Value....      --            --            --            --             --             --              $1.298



                                                          LARGE
                              AGGRESSIVE     MID CAP       CAP      SMALL CAP
                                GROWTH        STOCK      GROWTH       VALUE
                              ----------     -------     ------     ---------
December 31, 1999
 Accumulation Units in
   Force....................    6,379,981   1,441,402   3,962,830   2,496,974
 Accumulation Unit Values...      $32.680     $10.538     $14.754     $10.659
December 31, 1998
 Accumulation Units in
   Force....................    6,165,803     765,338     842,995   1,098,102
 Accumulation Unit Values...      $15.829      $9.625     $11.755      $9.367
December 31, 1997
 Accumulation Units in
   Force....................    6,551,677      --          --          --
 Accumulation Unit Values...   $13.241215      --          --          --
December 31, 1996
 Accumulation Units in
   Force....................    5,706,895      --          --          --
 Accumulation Unit Values...      $13.232      --          --          --
January 1, 1996*
 Accumulation Unit Values...      --           --          --          --
December 31, 1995
 Accumulation Units in
   Force....................    3,033,587      --          --          --
 Accumulation Unit Values...      $12.461      --          --          --
January 1, 1995*
 Accumulation Unit Values...      --           --          --          --
December 31, 1994
 Accumulation Units in
   Force....................    1,155,647      --          --          --
 Accumulation Unit Value....       $9.723      --          --          --
May 1, 1994*
 Accumulation Unit Value....        10.00      --          --          --
December 31, 1993
 Accumulation Units in
   Force....................      --           --          --          --
 Accumulation Unit Value....      --           --          --          --
December 31, 1992
 Accumulation Units in
   Force....................      --           --          --          --
 Accumulation Unit Value....      --           --          --          --
May 1, 1992*
 Accumulation Unit Value....      --           --          --          --
December 31, 1991
 Accumulation Units in
   Force....................      --           --          --          --
 Accumulation Unit Value....      --           --          --          --
December 31, 1990
 Accumulation Units in
   Force....................      --           --          --          --
 Accumulation Unit Value....      --           --          --          --


------------------------------

* Accumulation Unit Value at Date of initial registration effectiveness.

Audited financial statements of the Separate Account and Fortis Benefits are included in the Statement of Additional Information.


Advertising and other sales materials may include yield and total return figures for the subaccounts of the Separate Account. These figures are based on historical results and are not intended to indicate future performance. "Yield" is the income generated by an investment in the subaccount over a period of time specified in the advertisement. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Total return" is the total change in value of an investment in the subaccount over period of time specified in the advertisement. The rate of return shown would produce that change in value over the specified period, if compounded annually. Yield figures do not reflect the surrender charge and yield and total return figures do not reflect premium tax charges. This makes the performance shown more favorable.

FORTIS BENEFITS AND THE SEPARATE ACCOUNT

FORTIS BENEFITS/FORTIS FINANCIAL GROUP MEMBER


Fortis Benefits Insurance Company is the issuer of the contracts. At the end of 1999, Fortis Benefits had approximately $101 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis (NL)N.V. and 50% by Fortis (B). Fortis, Inc. manages the United States operations for these two companies.


Fortis Benefits is a member of the Fortis Financial Group. This Group is a joint effort by Fortis Benefits, Fortis Advisers, Inc., Fortis Investors, Inc. and Fortis Insurance Company (formerly Time Insurance Company) to offer financial products through the management, marketing and servicing of mutual funds, annuities, life insurance and disability income products.


Fortis (NL)N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis
(B). is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis (NL)N.V. and Fortis (B). have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking, and financial services, and real estate development in the Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had approximately $406 billion in assets at the end of 1999.


All of the guarantees and commitments under the contracts are general obligations of Fortis Benefits, regardless of whether you have allocated the contract value to the Separate Account or to the fixed account. None of Fortis Benefits' affiliated companies has any legal obligation to back Fortis Benefits' obligations under the contracts.


THE SEPARATE ACCOUNT


The Separate Account, is a segregated investment account of Fortis Benefits. Fortis Benefits was established as Variable Account D under Minnesota insurance law as of October 14, 1987. The assets allocated to the Separate Account are the exclusive property of Fortis Benefits. The Separate Account is an integral part of Fortis Benefits. However the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Registration does not involve supervision of the management or investment practices or policies of the Separate Account or of Fortis Benefits by the Securities and Exchange Commission.

All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Fortis Benefits. Assets in the Separate Account representing reserves and liabilities will not be chargeable with liabilities arising out of any other business of Fortis Benefits. Fortis Benefits may accumulate in the Separate Account proceeds from charges under variable annuity contracts and other amounts in excess of the Separate Account assets representing reserves and liabilities. Fortis Benefits may from time to time transfer to its general account any of such excess amounts.

The Separate Account has subaccounts. The assets in each subaccount are invested exclusively in a distinct class (or series) of stock issued by Fortis Series, each of which represents a separate investment portfolio within Fortis Series. Income and both realized and unrealized gains or losses from the assets of each subaccount of the Separate Account are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount of the Separate Account or arising out of any other business we may conduct. We may add or eliminate new subaccounts as new portfolios are added to Fortis Series or are eliminated.

FORTIS SERIES FUND, INC.

Fortis Series is a "series" type of mutual fund. Fortis Series is registered with the Securities and Exchange Commission as a diversified, open-end management investment company under the Investment Company Act of 1940. Fortis Series has served as the investment medium for the Separate Account since the Separate Account began operations. Fortis Series is also the investment medium for the Variable Account of Fortis Benefits. Variable life insurance policies are issued through Fortis Benefits. We do not foresee any conflict between your interests and the interests of life insurance policy owners. However, Fortis Series' Board of Directors will monitor to identify any material, irreconcilable conflicts that may develop. Fortis Series' Board of Directors will determine what action, if any, should be taken in response. If it becomes necessary for any separate account to replace shares of any portfolio with another investment, the portfolio may have to liquidate securities on a disadvantageous basis.

Fortis Benefits purchases and redeems Fortis Series' shares for the Separate Account at their net asset value without any sales or redemption charges. These shares are interests in the portfolios of Fortis Series available for investment by the Separate Account. Each portfolio corresponds to one of the subaccounts of the Separate Account. The assets of each portfolio are separate from the assets of other portfolios. In addition, each Series operates as a separate investment portfolio whose investment performance has no effect on the investment performance of any other portfolio.

We automatically reinvest dividends or capital gain distributions attributable to contracts in shares of the portfolio from which they are received at that portfolio's net asset value on the date paid. These dividends and distributions will have the effect of reducing the net asset value of each share of the corresponding portfolio and increasing, by an equivalent value, the number of shares outstanding of that portfolio. However, the value of the interests of contract owners, Annuitants and beneficiaries in the corresponding subaccount will not change as a result of any of these dividends and distributions.

The portfolios of Fortis Series available for investment by the Separate Account are set forth on the cover of this prospectus.

A full description of the portfolios, their investment policies and restrictions, their charges, the risks attendant to investing in them, and other aspects of their operations is contained in the Prospectus for Fortis Series accompanying this Prospectus and in the Statement of Additional Information for Fortis Series referred to therein. Additional copies of these documents may be obtained from your sales representative or from our home office.

ACCUMULATION PERIOD

ISSUANCE OF A CONTRACT AND PURCHASE PAYMENTS

We reserve the right to reject any application for a contract or any purchase payment for any reason. If we accept your issuing instructions in the form received, we will credit the initial purchase payment within two Valuation Dates after the later of (1) receipt of the issuing instructions or (2) receipt of the initial purchase payment at our home office. If we cannot credit the initial purchase payment within five Valuation Dates after receipt because the issuing instructions are incomplete, we will return the initial purchase payment unless you consent to our retaining the initial purchase payment and crediting it as of the end of the Valuation Period in which the necessary requirements are fulfilled.

The date that we apply the initial purchase payment to the purchase of the contract is the contract date. The contract date is the date used to determine contract years, regardless of when we deliver the contract. Our crediting of investment experience in the Separate Account, or a fixed rate of return in the fixed account, begins as of the contract date, even if that date is delayed due to an incomplete application.

We will accept additional purchase payments at any time after the contract date and prior to the annuity commencement date, as long as the Annuitant is living. You must transmit purchase payments (together with any required information identifying the proper contracts and accounts to be credited with purchase payments) to our home office. We credit additional purchase payments to the contract, and add to the contract value, as of the end of the Valuation Period in which we receive the payments.

Each additional purchase payment must be at least $50; except that, under contracts issued in connection with a benefit plan covering employees, it is sufficient that all purchase payments under each contract at all times average $50. In no case, however, will a purchase payment be accepted if it is less than $25, and we reserve the right to raise this minimum to not more than $100. The total of all purchase payments for all contracts having the same owner, participant or annuitant may not exceed $1 million (not more than $500,000 allocated to the fixed account) without our prior approval. We reserve the right to modify this limitation at any time.

You may make purchase payments in excess of the initial minimum by monthly draft against a bank account if you have completed and returned to us a special "Thrift-O-Matic" authorization form. You may get the form from your sales representative or from our home office. We can also arrange for you to make purchase payments by wire transfer, payroll deduction, military allotment, direct deposit and billing. Purchase payments by check should be made payable to Fortis Benefits Insurance Company.

We may cancel any contract with a contract value of less than $1,000. (Under our current administrative procedures, however, we will not cancel a contract during the first two contract years, if the contract value is at least $500 by the end of the first contract year.) We will provide the contract owner with 90 days' written notice so that additional purchase payments may be made in order to raise the contract value above the applicable minimum. Otherwise, we may cancel the contract as of the end of the Valuation Period which includes the next anniversary of the contract date. We will consider this a surrender of the contract and impose the same charges we would impose upon a surrender. See "Total and Partial Surrenders." So long as the contract value remains above $1,000, no additional purchase payments under a contract are ever required.

CONTRACT VALUE

Contract value is the total of any separate account value in all the subaccounts of the Separate Account, plus any fixed account value. For a discussion of how fixed account value is calculated, see "The Fixed Account."

The contract guarantees no minimum Separate Account value. The Separate Account value will reflect the investment experience of the chosen subaccounts of the Separate Account, all purchase payments made, any partial surrenders, and all charges assessed in connection with the contract. Therefore, the separate account value changes from Valuation Period to Valuation Period. You bear the entire investment risk for the contract value that you allocate to the Separate account.

Determination of Separate Account Value. A contract's Separate Account value is based on Accumulation Unit values, that we determined on each Valuation Date. The value of an Accumulation Unit for a subaccount on any Valuation Date is equal to the previous value of that subaccount's Accumulation Unit multiplied by that subaccount's net investment factor (discussed directly below) for the Valuation Period ending on that Valuation Date. Purchase payments applied to a given subaccount will be used to purchase Accumulation Units at the unit value of that subaccount next determined after receipt of a purchase payment. See "Allocation of Purchase Payments and Contract Value--Allocation of Purchase Payments."

At the end of any Valuation Period, a contract's separate account value in a subaccount is equal to:

     - the number of Accumulation Units in the subaccount; times

     - the value of one Accumulation Unit for that subaccount.

The number of Accumulation Units in each subaccount is equal to:

     - the initial Accumulation Units purchased on the contract date; plus

     - accumulation Units purchased at the time that additional net purchase payments are allocated to the subaccount; plus

     - accumulation Units purchased through transfers from another subaccount or from the fixed account; less

     - accumulation Units redeemed to pay for the portion of any partial surrenders allocated to the subaccount; less

     - accumulation Units redeemed as part of a transfer to another subaccount or to the fixed account; less

     - accumulation Units redeemed to pay charges under the contract.

Net Investment Factor. The net investment factor for a subaccount is determined by dividing (1) the net asset value per share of the portfolio shares held by the subaccount, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the portfolio shares held by the subaccount during the current Valuation Period, minus a per share charge for the increase, plus a per share credit for the decrease, in any income taxes assessed which we determine to have resulted from the investment operations of the subaccount or any other taxes which are attributable to the contract, by (2) the net asset value per share of the portfolio shares held in the subaccount as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

A subaccount's net investment factor for a Valuation Period is an index number that reflects certain charges to a contract and the investment performance of the subaccount during the Valuation Period. If the net investment factor is greater than one, the subaccount's Accumulation Unit value has increased. If the net investment factor is less than one, the subaccount's Accumulation Unit value has decreased.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

Allocation of Purchase Payments. In your application for a contract, you may allocate net purchase payments, or portions of payments, to the:

     - available subaccounts of the Separate Account

     - or to the fixed account,

     - or both.

Percentages must be in whole numbers and the total allocation must equal 100%. The percentage allocations for future net purchase payments may be changed, without charge, at any time by sending a written request to Fortis Benefits' home office. Changes in the allocation of future net purchase payments will be effective on the date we receive your written request.

Transfers. You may transfer contract value:

     - from one available subaccount to another

     - or into the fixed account.

You must request transfers by written request to Fortis Benefits' home office, or by telephone transfer as described below.

We do not currently impose a charge for any transfer. All or part of the contract value in one or more subaccounts of the Separate Account may be transferred at one time. We may permit a continuing request for transfers automatically and on a periodic basis. However, we reserve the right to restrict the frequency of transfers or to otherwise condition, terminate, or impose charges (not to exceed $25 per transfer) upon transfers out of a subaccount during the Accumulation Period. Currently, our only restriction on the frequency of transfers is a prohibition of making transfers into the fixed account within six months of a transfer out of the fixed account. We restrict transfers of contract value from the fixed account in both amount and timing. See "Fixed Account--Fixed Account Transfers, Total and Partial Surrenders." We will count all transfers between and among the subaccounts of the Separate Account and the fixed account as one transfer, if all the transfer requests are made at the same time as part of one request. We will execute the transfers and determine all values in connection with transfers as of the end of the Valuation Period in which we receive the transfer request.

Certain restrictions on very substantial allocations to any one subaccount are set forth under "Limitations on Allocations" in the Statement of Additional Information.

TOTAL AND PARTIAL SURRENDERS

Total Surrenders. You may surrender all of the cash surrender value at any time during the life of the Annuitant and prior to the annuity commencement date. You must totally surrender by a written request sent to Fortis Benefits' home office. We reserve the right to require that the contract be returned to us prior to making payment, although this will not affect our determination of the amount of the cash surrender value. Cash surrender value is:

     - the contract value at the end of the Valuation Period during which Fortis Benefits receives the written request for the total surrender at its home office, less

     - any applicable surrender charge and less

     - any applicable administrative charge.

For a discussion of these charges and the circumstances under which they apply, see "Annual Administrative Charge" and "Surrender Charge."

We must receive written consent of all collateral assignees and irrevocable beneficiaries prior to any total surrender. We will generally pay surrenders from the Separate Account within seven days of the date of receipt by Fortis Benefits' home office of the written request. We may postpone payments, however, in certain circumstances. See "Postponement of Payment."

Since the contract owner assumes the investment risk with respect to amounts allocated to the Separate Account, and because certain surrenders are subject to a surrender charge, the amount we pay upon total surrender of the cash surrender value (taking into account any prior partial surrenders) may be more or less than the total net purchase payments you made. After a surrender of the cash surrender value or at any time the contract value is zero all rights of the contract owner, Annuitant, and any beneficiary, will terminate.

Partial Surrenders. At any time during the life of the annuitant and prior to the Commencement Date, you may surrender a portion of the fixed account and/or the Separate Account value. You must request partial surrender by a written request sent to Fortis Benefits' home office. The minimum partial surrender amount is $500, including any surrender charge. Fortis Benefits will surrender the entire cash surrender value under the contract, if the total contract value in both the Separate Account and fixed account would be less than $1,000 after the partial surrender. (However, under our current administrative procedures, we will honor a surrender request during the first two contract years without regard to the remaining contract value.)

You should specify the subaccounts of the Separate Account or the fixed account that you wish to partially surrender. If you do not specify, we take the partial surrender from the subaccounts and the fixed account on a pro rata basis.

We will surrender Accumulation Units from the Separate Account and/ or dollar amounts from the fixed account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request. We will reduce the partial surrender by the amount of any applicable surrender charge. The partial surrender will be effective at the end of the Valuation Period in which we receive the written request for partial surrender at our home office. Payments will generally be made within seven days of the effective date of such request, although certain delays are permitted. See "Postponement of Payment."

The Internal Revenue Code provides that a penalty tax will be imposed on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters." Also, under tax deferred annuity contracts pursuant to Section 403(b) of the Internal Revenue Code, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.) This restriction does not apply to amounts transferred to another investment alternative permitted under a
Section 403(b) retirement arrangement or to amounts attributable to premium payments received prior to January 1, 1989.

TELEPHONE TRANSACTIONS

You or your representative may make certain requests under the contract by telephone if we have a written telephone authorization on file. These include requests for (1) transfers, (2) withdrawals, and (3) changes in purchase payment allocation instructions, dollar-cost averaging, portfolio rebalancing program and systematic withdrawal. Our home office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, among others, (1) requiring some form of personal identification such as your address and social security number prior to acting upon instructions received by telephone, (2) providing written confirmation of such transactions, and/or (3) tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. We may be liable for any losses due to unauthorized or fraudulent instructions if we do not employ reasonable procedures. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

BENEFIT PAYABLE ON DEATH OF ANNUITANT OR CONTRACT OWNER

If the owner or Annuitant dies prior to the annuity commencement date, we will pay a death benefit to the beneficiary. If more than one Annuitant has been named, we will pay the death benefit payable upon the death of an Annuitant only upon the death of the last survivor of the persons so named.

If the contract is issued on or after May 1, 1997 and in a state that has approved the Enhanced Death Benefit Rider (check with your representative as to its availability in your state), the death benefit will be equal to the greater of (1), (2), or (3) as follows:

(1)(a) If a contract owner or the Annuitant dies before the date any contract owner or Annuitant first reaches age 75, the accumulation of net purchase payments made less all prior surrenders and less previously imposed surrender charges at an effective annual rate of 3.0%. This amount may not exceed a maximum of two times the following: net purchase payments made less all prior surrenders and less previously imposed surrender charges. This amount is referred to as the "roll-up amount."

                                       or

(1)(b) If the Annuitant or a contract owner dies on or after the date any contract owner or Annuitant first reaches age 75, the roll-up amount as of the date that a contract owner or Annuitant first reaches age 75 plus subsequent net purchase payments made, less subsequent surrenders and less subsequently imposed surrender charges.

(2) The contract value as of the date used for valuing the death benefit.

(3) The contract value (less the amount of any subsequent surrenders and surrender charges) as of the contract's Five Year Anniversary immediately preceding the earlier of (a) the date of death of either the contract owner or the Annuitant, or (b) the date either first reaches his or her 75th birthday. (See Appendix A for sample death benefit calculations.)

If the contract is issued prior to May 1, 1997, or on or after that date in a state that has not approved the Enhanced Death Benefit Rider, the death benefit will be equal to the greater of (1), (2), or (3) as follows:

(1) the sum of all net purchase payments made, less all prior surrenders (other than any automatic surrenders made to pay the annual administrative charge) and previously-imposed surrender charges,

(2) the contract value as of the date used for valuing the death benefit, or

(3) the contract value (less the amount of any subsequent surrenders and surrender charges) as of the contract's Five Year Anniversary immediately preceding the earlier of (a) the date of death of either the contract owner or the Annuitant, or (b) the date either first reaches his or her 75th birthday. (See Appendix A for sample death benefit calculations.)

See Appendix A for sample death benefit calculations. The death benefit may be reduced by premium taxes where such taxes were imposed upon receipt of purchase payments and were paid by

Fortis Benefits in behalf of the contract owner. For further information, see "Charges and Deductions--Premium Taxes."

The value of the death benefit is determined as of the end of the Valuation Period in which we receive, at our home office, proof of death and the written request as to the manner of payment. Upon receipt of these items, the death benefit generally will be paid within seven days. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payment." If we do not receive a written request for a settlement method, we will pay the death benefit in a single sum, based on values determined at that time.

The beneficiary may (1) receive a single sum payment, which terminates the contract, or (2) select an annuity option. If the beneficiary selects an annuity option, he or she will have all the rights and privileges of an Annuitant under the contract. If the beneficiary desires an annuity option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters."

We accept any of the following as proof of death: (1) a copy of a certified death certificate; (2) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death.

The Internal Revenue Code requires that a Non-Qualified Contract contain certain provisions about an owner's death. We discuss these provisions below under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts." It is imperative that Written Notice of the death of the contract owner be promptly transmitted to us at our home office, so that we can make arrangements for distribution of the entire interest in the contract to the beneficiary in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the contract not being treated as an annuity contract for federal income tax purposes with possible adverse tax consequences.

CONTRACT LOANS (SECTION 403(b) QUALIFIED CONTRACTS ONLY)

During the Accumulation Period, you may request a loan from the contract value. If the loan meets the amount and repayment requirements described below, we will not report the loan to Internal Revenue Service as a taxable distribution. We will provide you with forms which you must use if you wish to apply for a loan. You can obtain these forms from our home office.

Any loan will be secured by a security interest in the contract. We will hold an amount equal to the loan in the fixed account, where we will credit it with a fixed account interest rate equal to the contract guaranteed rate until the loan is repaid. If necessary, we will transfer from this amount the subaccounts to the fixed account. In this case, unless you select specific subaccounts, we will transfer the amount proportionately from existing subaccount balances. The loan and any related transfers will be effective at the end of the Valuation Period in which we receive at our home office all necessary documentation in connection with the loan request. We will forward loan proceeds to you within seven days after we receive your request.

There is a loan administrative fee of $100 for each loan. The fee will be deducted from the loan proceeds unless it is submitted along with the loan application. We do not expect that the revenues from these fees will exceed our costs establishing and administering your contract loan.

We allow you only one outstanding loan at a time. On the date of the loan, the loan may not exceed the lesser of:

(1) 50% of the contract value, or

(2) $50,000 reduced by the highest outstanding loan balance of the previous 12 months.

Certain plans impose additional loan limitations. If your plan is part of:

     - a governmental employer plan,

     - a church plan, or

     - a Section 403(b) salary reduction contribution plan (that satisfies the diversification requirements of the Employee Retirement Income Securities Act of 1994),

then you are subject to additional loan limitations. Under these plans, if a loan is equal to 50% of the contract value and is an amount less than $10,000, then the loan is subject to distinct limitations. Specifically, the loan may not exceed the lesser of:

(1) $10,000 or

(2) the contract value less one year's interest on the loan.

In addition, if you are a member of one of these plans, and you are also a member of additional plans offered by your employer, then the Internal Revenue Service may limit the amount of any loans you may take out under the additional plans. In these cases, loan amounts may again be limited to the lesser of

(1) $10,000 or

(2) the contract value less one year's interest on the loan.

Your loan may have either a variable rate, or a fixed rate that is fixed for the life of the loan. If we have mailed you an endorsement to your contract specifying a fixed rate, and if you have accepted this endorsement, then your loan will have a fixed rate. Otherwise, your loan will have a variable rate.

Loan interest rates are set on August 1st each year and are applicable to all loans made during the 12 months following this date.

For variable rate loans, the loan interest rate is reset every August 1st. The rate is equal to the greater of (1) the published monthly average of Moody's Corporate Bond Yield Average--Monthly Average Corporates for the preceding April, or (2) the weighted average fixed account interest rate being credited to the contracts as of the preceding July 1st plus 1%.

For fixed rate loans, the loan interest rate is equal to the greater of (1) the published monthly average of Moody's Corporate Bond Yield Average--Monthly Average Corporates for the preceding April, or (2) the minimum guaranteed fixed account interest rate specified on the contract.

Principal and interest must be repaid within five years of the loan date. However, if a loan is taken to purchase the Annuitant's principal residence, a longer repayment period applies. In this case, the loan must be repaid within 1 to 30 years of the loan date. Please note, regardless of the loan purpose, interest paid on Qualified Loans subject to Section 403(b) is defined by the Internal Revenue Code as "personal interest".

The loan must be repaid in quarterly installments of principal and interest and may be prepaid at any time. At least 30 days prior to the first installment due date, we will provide you with a repayment schedule. The schedule will list the installment due dates and the installment amounts.

You must make loan repayments in a timely manner. If you fail to make loan repayments when due, we will place the loan in default, and the entire outstanding loan balance will be due. Unpaid accrued interest will be added to the loan balance. Interest will continue to accrue on the loan balance until you repay it or until we recover the loan balance from the contract when we are permitted to do so by the Internal Revenue Code.

If loan payments are not made when due, the entire loan balance may become immediately taxable. In this case, premature distribution taxes as well as ordinary income taxes may be due. Interest accruing on a loan in default may be taxable each year that the loan remains unpaid.

If any loan amount is outstanding on the annuity commencement date, you may not apply the amount held as security for the loan to an annuity settlement. If the Annuitant or contract owner dies before the annuity commencement date, we reserve the right to deduct any amount owed to us from the death benefit.

Transfers from the fixed account of the amount held as security for the loan balance are restricted while a contract loan is outstanding.

Withdrawals from the contract are also restricted while a loan is outstanding. The minimum contract value remaining after any surrender must be at least $1,000, plus 105% of the sum of the outstanding loan, plus any unpaid accrued interest.

When the loan balance is fully repaid, amounts held in the fixed account can be transferred and amounts held in the contract may be withdrawn, subject to otherwise generally applicable terms and conditions for such transfers or withdrawals.

Contract loans are subject to conditions and requirements under the Internal Revenue Code and, where applicable, ERISA. In addition, if a contract has been acquired in connection with a retirement plan, contract loans are also subject to the terms of the plan. The tax and ERISA rules relating to contract loans are complex and in many cases unclear. For these reasons and because the rules vary depending on the individual circumstances of each contract, Fortis Benefits cautions that employers and contract owners should take particular care to consult with qualified advisers before taking action with respect to contract loans.

THE ANNUITY PERIOD

ANNUITY COMMENCEMENT DATE

You may specify an annuity commencement date, in your application. The annuity commencement date marks the beginning of the period during which an Annuitant receives annuity payments under the contract. Except for contracts issued in connection with life insurance policies issued by Fortis Benefits, the annuity commencement date must be at least two years after the contract date.

The Internal Revenue Code may impose penalty taxes on amounts distributed either too soon or too late depending on the type of retirement arrangement involved. See "Federal Tax Matters." You should consider this carefully in selecting or changing an annuity commencement date.

You must submit a written request to us in order to advance or defer the annuity commencement date. You must submit a written request during the Annuitant's lifetime. We must receive the request at our home office at least 30 days before the then-scheduled annuity commencement date. The new annuity commencement date must also be at least 30 days after we receive the written request. You have no right to make any total or partial surrender during the Annuity Period.

COMMENCEMENT OF ANNUITY PAYMENTS

We may pay the entire contract value, rather than apply the amount to an annuity option, if the contract value at the end of the Valuation Period that contains the annuity commencement date is less than $5,000. We would make the payment in a single sum to the Annuitant or other properly designated payee and cancel the contract. We would not impose any charge other than the premium tax charge.

Otherwise, we will apply (1) the fixed account value to provide a Fixed Annuity Option and (2) the separate account value in any subaccount to provide a Variable Annuity Option using the same subaccount, unless you have notified us by written request to apply the fixed account value and separate account value in different proportions. We must receive written request at our home office at least 30 days before the annuity commencement date.

We will make Annuity payments under a Fixed or Variable Annuity Option on a monthly basis to the Annuitant or other properly-designated payee, unless we agree to a different payment schedule. If you name more than one person as an Annuitant, you may elect to name one of such persons to be the sole Annuitant as of the annuity commencement date. We reserve the right to change the frequency of any annuity payment so that each payment will be at least $50.

The amount of each annuity payment will depend on (1) the amount of contract value applied to an annuity option, (2) the form of annuity selected and (3) the age of the Annuitant. For information concerning the relationship between the Annuitant's sex and the amount of annuity payments, including special requirements in connection with employee benefit plans, see "Calculation of Annuity Payments" in the Statement of Additional Information. The Statement of Additional Information also contains detailed information about how the amount of each annuity payment is computed.

The dollar amount of any fixed annuity payments is specified during the entire period of annuity payments according to the provisions of the annuity option selected.

The dollar amount of variable annuity payments varies during the annuity period based on changes in Annuity Unit Values for the subaccounts that you choose to use in connection with your payments.

RELATIONSHIP BETWEEN SUBACCOUNT INVESTMENT PERFORMANCE AND AMOUNT OF VARIABLE ANNUITY PAYMENTS

The amount of an annuity payment depends on the average effective net investment return of a subaccount during the period since the preceding payment, as follows:

     - if the return is higher than 4% annually, the Annuity Unit Value will increase, and the second payment will be higher than the first; and

     - if the return is lower than 4% annually, the Annuity Unit Value will decrease, and the second payment will be lower.

"Net investment return," for this purpose, refers to the subaccount's overall investment performance, after deduction of the mortality and expense risk and administrative expense charges, which are assessed at an annual rate of 1.35%.

We guarantee that the amount of each variable annuity payment after the first payment will not be affected by variations in our mortality experience or our expenses, except to the extent that we reserve the right to impose the $35 annual administrative expense charge during the Annuity Period just as we do during the Accumulation Period.

Transfers. A person receiving annuity payments may make up to four transfers a year among subaccounts or from subaccounts to the fixed account. The current procedures for these transfers are the same as we describe above under "Allocation of Purchase Payments and Contract Value--Transfers." We do not permit transfers out of the fixed account during the Annuity Period.

ANNUITY OPTIONS

You may select an annuity option or change a previous selection by written request. We must receive your request at least 30 days before the annuity commencement date. You may select one annuity form, although payments under that form may be on a combination fixed and variable basis. If no annuity form selection is in effect on the annuity commencement date, we usually automatically apply Option B (described below), with payments guaranteed for ten years. However, federal pension law may require that we make default payments under certain retirement plans pursuant to plan provisions and/or federal law. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee.

Your contract offers the following options for fixed and variable annuity payments. Under each of the options, we make payments as of the first Valuation Date of each monthly period, starting with the annuity commencement date.

Option A, Life Annuity. We make no payments after the Annuitant dies. It is possible for the annuitant to receive only one payment under this option if the Annuitant dies before the second payment is due.

Option B, Life Annuity with Payments Guaranteed for 10 Years or 20 Years. We continue payments as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed payments, we continue installments of the guaranteed payments to the beneficiary.

Option C, Joint and Full Survivor Annuity. We continue payments as long as either the Annuitant or the joint Annuitant is alive. We stop payments when both the Annuitant and the joint Annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both Annuitants die before the second payment is due.

Option D, Joint and One-Half Contingent Survivor Annuity. We continue payments as long as either the Annuitant or the joint Annuitant is alive. If the Annuitant dies first, we continue payments to the joint Annuitant at one-half the original amount. If the joint Annuitant dies first, we continue payments to the Annuitant at the original full amount. We stop payments when both the Annuitant and the joint Annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both Annuitants die before the second payment is due.

We also have other annuity options available. You can get information about them from your sales representative or by calling or writing to our home office.

DEATH OF ANNUITANT OR OTHER PAYEE

Under most annuity forms offered by us, the amounts, if any, payable on the death of the Annuitant during the Annuity Period are the continuation of annuity payments for any remaining guarantee period or for the life of any joint Annuitant. In all cases, the person entitled to receive payments also receives any rights and privileges under the annuity form in effect.

Additional rules applicable to such distributions under Non-Qualified Contracts are described under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". Though the rules there described do not apply to contracts issued in connection with qualified plans, similar rules apply to the plans themselves.

CHARGES AND DEDUCTIONS

PREMIUM TAXES

We deduct state premium taxes as follows:

     - when imposed on purchase payments, we pay the amount on your behalf and deduct the amount from your contract value upon (1) our payment of surrender proceeds or death benefit or (2) annuitization of a contract; or

     - when imposed at the time annuity payments begin, we deduct the amount from your contract value.

Applicable premium tax rates depend upon your place of residence. Currently, premium taxes and similar assessments range from 0% to 3.5% of purchase payments or the amount annuitized. Rates can change by legislation, administrative interpretations or judicial acts.

ANNUAL ADMINISTRATIVE CHARGE

A $35 annual administrative charge is deducted from the contract value on each anniversary of the contract date. Some states require a lower administration charge. Therefore, your annual administration charge may be lower. This charge helps to cover administrative costs incurred in:

     - issuing contracts,

     - establishing and maintaining records relating to Contracts,

     - making regulatory filings and furnishing confirmation notices,

     - voting materials and other communications,

     - providing computer, actuarial and accounting services,

     - and processing contract transactions.

We will initially waive this charge during the Annuity Period, although we reserve the right to reinstitute it at any time. In addition, we will waive this charge during the Accumulation Period if the contract value is $25,000 or more at the end of the contract year. We will also waive this charge upon total surrender.

We will deduct the annual administration charge by redeeming Accumulation Units from each subaccount of the separate account and by redeeming Accumulation Units from the fixed account. Contract value is the total value of the separate account and the fixed account. We will redeem Accumulation Units in proportion to the allocation of contract value among both:

     - the subaccounts of the separate account, and

     - the fixed account.

If you totally surrender the contract and the contract value is less than $25,000, we will deduct the full annual administration charge at the time of surrender.

CHARGES AGAINST THE SEPARATE ACCOUNT

We will assess certain charges against the separate account. These charges will be assessed as a percentage of the net assets of the separate account. These charges compensate us for contract risks and for administrative expenses.

Mortality and Expense Risk Charge. We assess each subaccount of the Separate Account with a daily charge for mortality and expense risk. This charge is a nominal annual rate of 1.25% of the average daily net assets of the Separate Account. It consists of approximately .8% for mortality risk and approximately
 .45% for expense risk. We guarantee not to increase this charge for the duration of the contract. We assess this charge daily when we determine the value of an Accumulation Unit. This charge is assessed during both the Accumulation Period and the Annuity Period.

The mortality risk borne by us arises from our obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. This assures that neither an Annuitant's own longevity, nor an improvement in life expectancy generally, will have an adverse effect on the annuity payments the Annuitant will receive under the contract. This relieves the Annuitant from the risk that he or she will outlive the funds accumulated for retirement.

In addition, we bear a mortality risk in that we guarantee to pay a death benefit in a single sum (which may also be taken in the form of an annuity option) upon the death of an Annuitant or contract owner prior to the annuity commencement date. We do not impose a surrender charge upon payment of a death benefit. This places a further mortality risk on us.

The expense risk we assume is that actual expenses incurred in connection with issuing and administering the contracts will exceed the limits on administrative charges set in the contracts.

We bear the loss if the administrative charges and the mortality and expense risk charge are insufficient to cover the expenses and costs assumed. Conversely, we profit if the amount deducted proves more than sufficient.

Administrative Expense Charge. We assess each subaccount of the Separate Account with a daily charge at a nominal annual rate of .10% of the average daily net assets of the subaccount. We assess this charge during both the Accumulation Period and the Annuity Period. The daily administrative expense charge helps cover administrative expenses such as those described above under "Annual Administrative Charge." The daily administrative expense charge, like the annual administrative charge, is designed to defray expenses incurred. There is no necessary relationship between the amount of administrative charges assessed on a given contract and the amount of expenses actually incurred for that contract.

Tax Charge. We currently impose no charge for taxes payable by us in connection with this contract, other than for applicable premium taxes. We reserve the right to impose a charge for any other taxes that may become payable by us in the future for the contracts or the Separate Account.

The annual administrative charge and charges against the Separate Account described above are for the purposes described. We may receive a profit as a result of these charges.

SURRENDER CHARGE

We do not deduct a sales charge from purchase payments. We deduct surrender charges on certain total or partial surrenders. We use the revenues from surrender charges to partially pay our expenses in the sale of the contracts, including (1) commissions (2) promotional, distribution, and marketing expenses, and (3) costs of printing and distribution of prospectuses and sales material.

Free Surrenders. You can withdraw the following amounts from the contract without a surrender charge:

     - Any purchase payments that we received more than five years before the surrender date and that you have not previously surrendered;

     - In any contract year, up to 10% of the purchase payments that we received less than five years before the surrender date (whether or not you have previously surrendered the purchase payments).

Surrender charges do not apply to contract earnings. Therefore, we deem purchase payments not subject to a surrender charge as withdrawn first. If all purchase payments have been withdrawn, the remaining earnings can be withdrawn without a surrender charge. We assume that all purchase payments are withdrawn before earnings are withdrawn. (However, for federal income tax purposes, we will deem that certain partial surrenders come first from earnings. See "Federal Tax Matters.")

We do not impose a surrender charge on (1) annuitization or (2) payment of a single sum because the contract value is less than the minimum required to provide an annuity on the annuity commencement date or (3) payment of any death benefit.

In addition, we have an administrative policy to waive surrender charges for full surrenders of contracts that have been in force for at least ten years if the amount then subject to the surrender charge is less than 25% of the contract value. We reserve the right to change or terminate this practice at any time, both for new and for previously issued contracts.


Amount of Surrender Charge. We only apply surrender charges if the amount being withdrawn exceeds the sum of the amounts listed above under Free Surrenders. The surrender charge is 5% of the purchase payments withdrawn which we received less than five years before the surrender date.

We anticipate the surrender charge will not be sufficient to cover our distribution expenses. To the extent that the surrender charge is insufficient, we will pay such costs from our general account assets. Those assets will include any profit that we derive from the mortality and expense risk charge.

Nursing Care/Hospitalization Waiver of Surrender Charges. We do not deduct surrender charges for a total or partial withdrawal:

     - after a covered person has been confined in a hospital or skilled health care facility for at least 60 consecutive days and the covered person continues to be confined in the hospital or skilled care facility when the request is made; or

     - within 60 days following a covered person's discharge from a hospital or skilled health care facility after confinement of at least 60 consecutive days.

Confinement must begin after the effective date of this provision.

Covered persons are the contract owner or owners and the spouse of any contract owner if the spouse is the Annuitant. We will not waive surrender charges when a confinement is due to (1) substance abuse, or (2) mental or personality disorders without a demonstrable organic disease. We consider a degenerative brain disease such as Alzheimer's Disease an organic disease.

We provide this nursing care/hospitalization waiver of surrender charges by means of a rider to the contract. This rider has not been approved in all states. When you apply for a contract you should check with your Fortis Benefits representative to determine if this rider is available in your state.

MISCELLANEOUS

The Separate Account invests in shares of the portfolios. Therefore, the net assets of the Separate Account will reflect the investment advisory fees and certain other expenses incurred by the portfolios and described in their prospectus.

REDUCTION OF CHARGES

We will not impose a surrender charge under any contract owned by:

(A) Fortis, Inc. or its subsidiaries, and the following persons associated with such companies, if at the contract issue date they are:

     (1) officers and directors;

     (2) employees; or

     (3) spouses of any such persons or any of such persons' children, grandchildren, parents, grandparents, or siblings--or spouses of any of these persons;

(B) Series Fund directors, officers, or their spouses (or such persons' children, grandchildren, parents or grandparents--or spouses of any such persons); and

(C) Representatives or employees (or their spouses) of Fortis Investors (including agencies) or of other broker-dealers having a sales agreement with Fortis Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons).

We may reduce or waive our annual administrative charge when we sell a contract to an individual or to a group in a manner that results in savings or in reduction of administrative expense. We will not reduce or eliminate the annual administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

FIXED ACCOUNT

Contract owners may allocate net purchase payments and transfer contract value to the fixed account. In this case, net purchase payments and transfers of contract value are held in the general account of Fortis Benefits.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account, nor any interests therein, are subject to the provisions of these acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the fixed account.

Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the contract involving the Separate Account and contains only selected information regarding the fixed account. More information regarding the fixed account may be obtained from our home office or from your sales representative.

GENERAL DESCRIPTION

Our obligations with respect to the fixed account are supported by our general account. Subject to applicable law, we have sole discretion over the investment of assets in our general account.

Fortis Benefits guarantees that contract value in the fixed account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the general account. We may, at our sole discretion, credit higher rates of interest, although we are not obligated to credit interest in excess of the guaranteed annual rate of 4%. Any interest rate in excess of 4% per year with respect to any amount in the fixed account pursuant to a contract will not be modified more than once each calendar year. Any higher rate of interest will be quoted at an effective annual rate. The rate of any excess interest initially or subsequently credited to any amount can vary. This will depend on when the amount was originally allocated to the fixed account. Once credited, excess interest will be guaranteed and will be added to the contract value in the fixed account (from which deductions for fees and charges may be made).

Charges under the contract are the same as those applied to the Separate Account. However, the 1.35% annual charge for mortality and expense risk and for administrative expenses is not imposed on amounts of contract value in the fixed account.

FIXED ACCOUNT VALUE

The contract's fixed account value on any Valuation Date is the sum of the:

     - net purchase payments allocated to the fixed account,

     - plus any transfers from the Separate Account,

     - plus interest credited to the fixed account,

     - less any surrenders, surrender charges or annual administrative charges allocated to the fixed account or transfers to the Separate Account.

FIXED ACCOUNT TRANSFERS, TOTAL AND PARTIAL SURRENDERS

With respect to total and partial surrenders, amounts in the fixed account are generally subject to the same rights and limitations as amounts allocated to the subaccounts of the Separate Account. Therefore, with respect to total and partial surrenders, amounts in the fixed account are also subject to the same charges as amounts allocated to the subaccounts of the Separate Account. See "Total and Partial Surrenders."

Transfers out of the fixed account have special limitations. Prior to the annuity commencement date, contract owners may transfer part or all of the contract value from the fixed account to the Separate Account, provided that (1) no more than one transfer is made each contract year, (2) no more than 50% of the fixed account value is transferred at any time (unless the balance in the fixed account after the transfer would be less than $1,000, in which case up to the entire balance may be transferred), and (3) at least $500 is transferred at any one time (or, if less, the entire amount in the fixed account). However, we may permit a continuing request for transfer of lesser specified amounts automatically on a periodic basis. Please note, we reserve the right to discontinue or modify any such arrangements at our discretion.

No transfers from the fixed account may be made after the annuity commencement date.

GENERAL PROVISIONS

THE CONTRACT

The entire contract includes any application, amendment, rider, endorsement and revised contract pages. Only the President, Secretary and Registrar of Fortis Benefits can agree to change or waive any provision of a contract. Any change or waiver must be in writing and signed by one of these representatives of Fortis Benefits.

The contracts are non-participating and do not share in dividends or earnings of Fortis Benefits.

POSTPONEMENT OF PAYMENTS

With respect to amounts in the subaccounts of the Separate Account, payment of any amount due upon a total or partial surrender, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received by us at our home office.

However, we may defer the determination, application or payment of any death benefit, partial or total surrender or annuity payment, to the extent dependent on Accumulation or Annuity Unit Values as follows: (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, (2) for any period during which any emergency exists as a result of which it is not reasonably practicable for us to determine the investment experience for the contract, or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.

Additionally, we may defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear. We may also defer payment of surrender proceeds payable out of the fixed account for a period of up to 6 months.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the Annuitant's age or sex was misstated, we pay the amount that the purchase payments paid would have purchased at the correct age and sex. If we make any overpayment because of incorrect information about age or sex, or any other miscalculation, we deduct the overpayment from the next payment due. We add underpayments to the next payment. We will credit or charge the amount of any adjustment with interest at the rate of 4% annually.

ASSIGNMENT AND OWNERSHIP RIGHTS

Owners and payees may assign their rights and interests under a Qualified Contract only in certain narrow circumstances referred to in the contract. Contract owners and other payees may assign their rights and interests under Non-Qualified Contracts, including their ownership rights.

We take no responsibility for the validity of any assignment. Owners and payees must make a change in ownership rights in writing and send it to our home office. The change will be effective on the date made, although we are not bound by a change until the date we record it.

The rights under a contract are subject to any assignment of record at our home office. An assignment or pledge of a contract may have adverse tax consequences. See below under "Federal Tax Matters."

BENEFICIARY

You may name or change a beneficiary or a contingent beneficiary before the annuity commencement date. You must send a written request of the change to Fortis Benefits. Certain retirement programs may require spousal consent to name or change a beneficiary. Applicable tax laws and regulations may limit the right to name a beneficiary other than the spouse. We are not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payment we make or action we take before receiving the written request. We also need the consent of any irrevocably named person before making a requested change.

We will determine the beneficiary, as follows, upon the death of a contract owner or Annuitant prior to the annuity commencement date:

     - If there is any surviving contract owner, the surviving contract owner will be the beneficiary (this overrides any other beneficiary designation).

     - If there is no surviving contract owner, the beneficiary will be the beneficiary designated by the contract owner.

     - If there is no surviving contract owner and no surviving beneficiary who has been designated by the contract owner, the estate of the last surviving contract owner will be the beneficiary.

REPORTS

We will mail to the contract owner, at the last known address of record, any report required by applicable law or regulation. You should therefore give us prompt written notice of any address change. Each contract owner will also be sent an annual and a semi-annual report for Fortis Series and a list of the portfolio securities held in each portfolio of Fortis Series. All reports will be mailed to the person receiving payments during the Annuity Period, rather than to the contract owner.

RIGHTS RESERVED BY FORTIS BENEFITS

We reserve the right to make certain changes if, in our judgement, they would best serve the interests of contract owners and Annuitants or would be appropriate in carrying out the purposes of the contract. We will make any change only as permitted by applicable laws. We will obtain your approval of the changes and approval from any appropriate regulatory authority, if required by law. Examples of the changes we may make include:

     - To operate the Separate Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

     - To transfer any assets in any subaccount to another subaccount, or to one or more separate accounts, or to the fixed account; or to add, combine or remove subaccounts in the Separate Account.

     - To substitute, for the portfolio shares held in any subaccount, the shares of another portfolio of Fortis Series or the shares of another investment company or any other investment permitted by law.

     - To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the contract as an annuity.

     - To change the time or times of day at which a Valuation Date is deemed to have ended.

     - To make any other necessary technical changes in the contract in order to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing, as to any then outstanding contract, the aggregate amount of the types of charges that we have guaranteed.

DISTRIBUTION

Fortis Investors, Inc. ("Fortis Investors") is the principal underwriter of the contracts. The contracts will be sold by individuals who, (1) are licensed by state insurance authorities to sell the contracts of Fortis Benefits and (2) are registered representatives of Fortis Investors or (3) are registered representatives of other broker-dealer firms, or (4) are representatives of other firms that are exempt from broker-dealer regulation. Fortis Investors and any other broker-dealer firms are (1) registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and (2) members of the National Association of Securities Dealers, Inc.

Fortis Investors will pay an allowance to its registered representatives and selling brokers in varying amounts. Fortis Investors does not expect the allowances under normal circumstances to exceed 6.25% of purchase payments plus a servicing fee of .25% of contract value per year, starting in the first contract year.

Fortis Investors may, under certain flexible compensation arrangements, pay lesser or greater selling allowances and larger or smaller service fees to its registered representatives and other broker dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarial present values that are approximately equivalent to the amounts of the selling allowances and service fees set forth above. Additionally, registered representatives, broker-dealer firms and exempt firms may qualify for additional compensation based upon meeting certain production standards. Fortis Investors may "chargeback" commissions paid to others if the contract upon which the commission was paid is surrendered or canceled within certain specified time periods.

Fortis or Fortis Investors may also provide additional compensation to broker-dealers in connection with sales of contracts. Compensation may include financial assistance to broker-dealers in connection with (1) conferences, (2) sales or training programs for their employees, (3) seminars for the public, advertising, (4) sales campaigns regarding Contracts, and (5) other broker-dealer sponsored programs or events. Compensation may also include trips taken by invited sales representatives and their family members to locations within or outside of the United States for business meetings or seminars. Fortis or Fortis Investors may pay travel expenses that arise from these trips.

Fortis Investors is an indirect subsidiary of Fortis (NL)N.V. and Fortis (B). Fortis Investors is under common control with Fortis Benefits. Fortis Investors' principal business address is the same as that of our home office.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes. These rules are based on laws, regulations and interpretations that are subject to change at any time. This summary is not comprehensive. We do not intend it as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser as to the tax implications of taking any action under a contract or related retirement plan.

NON-QUALIFIED CONTRACTS

Section 72 of the Internal Revenue Code ("Code") governs the taxation of annuities in general. Neither you nor any other person may exclude or deduct purchase payments under Non-Qualified Contracts from gross income. However, you are not currently taxed, until receipt, on any increase in the accumulated value of a Non-Qualified Contract that results from (1) the investment performance of the Separate Account or (2) interest credited to the fixed account. Contract owners who are not natural persons are taxed annually for any increase in the contract value subject to exceptions. You may wish to discuss this with your tax adviser.

The following discussion applies generally to contracts owned by natural persons.

In general, surrenders or partial withdrawals under contracts are taxed as ordinary income to the extent of the accumulated income or gain under the contract. If you assign or pledge any part of the value of a contract, you pay on the value so pledged or assigned to the same extent as a partial withdrawal.

With respect to annuity payment options, the tax consequences may vary depending on the option elected under the contract. Until the investment in the contract is recovered, generally only the portion of the annuity payment that represents the amount by which the contract value exceeds the "investment in the contract" will be taxed. In general, "investment in the contract" is the aggregate amount of purchase payments made. After recovery of the "investment in the contract", the full amount of any additional annuity payments is taxable.

For variable annuity payments, in general the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is the amount of the payment less the nontaxable portion. The nontaxable portion of each payment is "investment in the contract" divided by the total number of expected annuity payments.

For fixed annuity payments in general, prior to recovery of the "investment in the contract," there is no tax on the amount of each payment that bears the same ratio to such payment that the "investment in the contract" bears to the total expected return under the contract. The remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all contracts and other annuity contracts we or our affiliates issue to you within the same calendar year will be treated as if they were a single contract.

You or any other payee will pay a 10% penalty on the taxable portion of a "premature distribution.":

     - made on or after you or another payee reach age 59 1/2

     - made to a beneficiary on or after your death,

     - made upon your disability or that of another payee, or

     - part of a series of substantially equal annuity payments for your life or life expectancy or the life or life expectancy of you and your beneficiary.

Premature distributions may result for example, from:

     - an early annuity commencement date

     - an early surrender, partial surrender or assignment of a contract, or

     - the early death of an annuitant other than you or another person receiving annuity payments under the contract.

If you transfer ownership of a contract, or designate an Annuitant or other payee other than yourself, you may have certain income or gift tax consequences that are beyond the scope of this discussion. If you are contemplating any transfer or assignment of a contract you should contact a competent tax adviser.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

In order that a Non-Qualified Contract be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires:

     - if any person receiving annuity payments dies on or after the annuity commencement date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the person's death; and

     - if you die prior to the annuity commencement date, the entire interest in the contract will be distributed

       - within five years after your death or

       - as annuity payments that will begin within one year of your death and will be made over your designated beneficiary's life or over a period not extending beyond the life expectancy of that beneficiary.

However, if the contract owner's designated beneficiary is the surviving spouse, the surviving spouse may continue the contract as the new contract owner. Where the contract owner or other person receiving payments is not a natural person, the required distributions under Section 72(s) apply on the death of the primary Annuitant.

The Internal Revenue Service has not issued regulations interpreting the requirements of Section 72(s) (although it has issued proposed regulations interpreting similar requirements for qualified plans). We intend to review and modify the contract if necessary to ensure that it complies with the requirements of Section 72(s) when clarified by regulation or otherwise.

Generally, the above requirements will be satisfied with a single sum payment where the death occurs prior to the annuity commencement date. A single sum payment will be subject to proof of the contract owner's death. The beneficiary, however, may elect by written request to receive an annuity option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, the IRS may disregard the election for tax purposes and tax the beneficiary as if a single sum payment had been made.

QUALIFIED CONTRACTS

The contract may be used with several types of tax-qualified plans. The tax rules applicable to contract owners, Annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a tax qualified plan on your behalf are excludible from your gross income during the Accumulation Period. The portion, if any, of any purchase payment that is not excluded from your gross income during the Accumulation Period constitutes your "investment in the contract."

When annuity payments begin, you will receive back your "investment in the contract" if any, as a tax-free return of capital. The Code provides which portion of each payment is taxable and which portion is tax-free. These rules may vary depending on the type of tax qualified plan.

The contracts are available in connection with the following types of retirement plans:

     - Section 403(b) annuity plans for employees of certain tax-exempt organizations and public educational institutions;

     - Section 401 or 403(a) qualified pension, profit-sharing or annuity plans;

     - individual retirement annuities ("IRAs") under Section 408(b);

     - simplified employee pension plans ("SEPs") under Section 408(k);

     - SIMPLE IRA Plans under Section 408(p); and

     - Section 457 unfunded deferred compensation plans of tax-exempt organizations and private employer unfunded deferred compensation plans.

WITHHOLDING

Annuity payments and other amounts received under contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Despite the recipient's election, the Code may require withholding from certain payments outside the United States. The Code may also require withholding from certain distributions from certain types of qualified retirement plans unless the proceeds are transferred directly from the qualified retirement plan to another qualified retirement plan. Moreover, special "backup withholding" rules may require us to disregard the recipient's election if the recipient fails to supply us with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

PORTFOLIO DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Code that set forth diversification requirements for the investments underlying the Non-Qualified Contracts. We believe that the investments will satisfy these requirements. Failure to do so would result in immediate taxation to you or another person of all income credited to Non-Qualified Contracts. Also, current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause you or another person to be treated as the owners of Separate Account assets for tax purposes. We reserve the right to amend the contracts in any way necessary to avoid any such result. The Treasury Department may establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if the Treasury Department considered such standards not to embody a new position.

CERTAIN EXCHANGES

Section 1035 of the Code provides generally that no gain or loss will be recognized upon the exchange of a life insurance or annuity contract for an annuity contract. Thus, a properly completed exchange pursuant to the special annuity contract exchange form we provide for this purpose is not generally a taxable event under the Code. Moreover, your investment in the contract will be the same as your investment in the contract you exchanged out of. However, an exchange from a Fortis Group Fund or other investment that is not a life insurance or annuity contract may be a taxable event.

Various provisions of the tax laws may "grandfather" certain annuity contracts. For example, certain annuity contracts issued before January 19, 1985 may not be subject to the distribution rules of Code Section 72(s), and certain distributions from contracts issued before the same date may not be subject to the 10% penalty tax for premature distributions. In addition, if a contract contained principal on August 13, 1982, that principal may generally be withdrawn in a partial distribution before the withdrawal of any taxable gain in the contract. These provisions may be lost if a grandfathered contract is exchanged for a non-grandfathered contract.

Certain contract exchanges are subject to Code Section 1035. Where an exchange is subject to this Code Section, certain grandfathered provisions may be preserved. If your exchange is subject to Section 1035, we may be able to assist you in preserving grandfathered provisions by "tracking" amounts accumulated through past purchase payments. Payments made before or after the effective date of the Tax Equity and Fiscal Responsibility Act of 1982 may have different tax consequences. Therefore, you must provide us with an accurate history of your past purchase payments.

Because of the complexity of these matters, you should consult a qualified tax adviser before making any exchange.

TAX LAW RESTRICTIONS AFFECTING SECTION 403(b) PLANS

Section 403(b)(11) of the Internal Revenue Code restricts the distribution under
Section 403(b) annuity contracts of:

(1) elective contributions made for years beginning after December 31, 1988;

(2) earnings on those contributions; and

(3) earnings on amounts held as of December 31, 1988.

Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, we may not distribute income attributable to elective contributions which accrues after December 31, 1988.

VOTING PRIVILEGES

In accordance with our view of current applicable law, we will vote shares of each of the portfolios attributable to a contract at regular and special meetings of the shareholders of Fortis Series. We will vote those shares in proportion to instructions we receive from the persons having the voting interest in the contract as of the record date for the corresponding Fortis Series shareholders meeting. Contract owners have the voting interest during the Accumulation Period, persons receiving annuity payments have the voting interest during the Annuity Period, and beneficiaries have the voting interest after the death of the Annuitant or contract owner. However, if the Investment Company Act of 1940 or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the portfolios in our own right, we may elect to do so.

We determine the number of shares of a portfolio attributable to a contract, as follows:

     - During the Accumulation Period, we divide the amount of contract value in a subaccount by the net asset value of one share of the portfolio corresponding to that subaccount. We make this calculation as of the record date for the applicable portfolio.

     - During the Annuity Period, or after the death of the Annuitant or owner, we make a similar calculation. However, for subaccount value we use the liability for future variable annuity payments allocable to that subaccount as of the record date for the applicable portfolio. We calculate the liability for future variable annuity payments on the basis of the following on the record date:

     - mortality assumptions,

     - the assumed interest rate used in determining the number of Annuity Units under the contract, and

     - the applicable Annuity Value value.

During the Annuity Period, the number of votes attributable to a contract will generally decrease since funds set aside to make the annuity payments will decrease.

Under certain contracts, we will vote portfolio shares according to instructions we receive from the contract owner. However, we adjust this policy where the Annuitant or payee is not the contract owner. Under this circumstance, the Annuitant or payee may instruct the contract owner who in turn relays these instructions to us. We will vote those portfolio shares that we can attribute to the purchase payments of the Annuitant or payee in accordance with the instructions relayed to us. In addition, in certain circumstances such as an employee benefit plan, we allow the Annuitant or payee to direct how we vote additional shares beyond those that we can attribute to the purchase payments of the Annuitant or payee. However, we do so only to the extent authorized by the contract. Please note, we compute the number of shares that may be attributed to the Annuitant or payee on a basis consistent with that for attributing portfolio shares to contract owners, as described above.

Contract owners are to instruct Fortis Benefits to vote in accordance with such directions from Annuitants and payees. Furthermore, contract owners are to instruct us to vote shares of any portfolio for which directions could have been but were not received from Annuitants and other payees in the same proportion as other shares in that portfolio attributable to the contract owner which are to be voted in accordance with directions received from Annuitants and other payees. The contract owner may instruct us as to the voting of any other shares attributable to contracts as the contract owner may determine. The Separate Account and Fortis Benefits do not have any obligation to determine whether or not voting directions are requested or received by a contract owner or whether or not a contract owner has instructed us in accordance with directions given by Annuitants and other payees.

We will vote shares for which we have not received timely instructions, and any shares attributable to excess amounts we have accumulated in the related subaccount, in proportion to the voting instructions which we receive for all contracts and other variable annuity contracts participating in a portfolio. To the extent that we or any affiliated company holds any shares of a portfolio, those shares will be voted in the same proportion as instructions for that portfolio from all our policy owners holding voting interests in that portfolio. Shares held by separate accounts other than the Separate Account will in general be voted in accordance with instructions of participants in such other separate accounts. This diminishes the relative voting influence of the contracts.

Each person having a voting interest in a subaccount of the Separate Account will receive proxy material, reports and other materials relating to the appropriate portfolio. Under the procedures described above, these persons may give instructions regarding:

     - the election of the Board of Directors of the portfolios,

     - ratification of the selection of a portfolio's independent auditors,

     - the approval of the investment managers of a portfolio,

     - changes in fundamental investment policies of a portfolio, and

     - all other matters that are put to a vote of portfolio shareholders.

STATE REGULATION

We are subject to regulation and supervision by the Commerce Department of the State of Minnesota, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. We intend to satisfy the necessary requirements to sell contracts in the District of Columbia and in all states other than New York as soon as possible.

LEGAL MATTERS

David A. Peterson, Esquire, Vice President and Assistant General Counsel with our legal department has passed on the legality of the contracts described in this prospectus. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Fortis Benefits on certain federal securities law matters.

CONTENTS OF STATEMENT OF ADDITIONAL
INFORMATION


Fortis Benefits................................
Calculation of Annuity Payments................
Services.......................................
  - Safekeeping of Separate Account Assets.....
  - Experts....................................
  - Principal Underwriter......................
Limitation On Allocations......................
Change of Investment Adviser or Investment
  Policy.......................................
Taxation Under Certain Retirement Plans........
Other Information..............................
Financial Statements...........................
APPENDIX A--Performance Information............

                 (This page has been left blank intentionally.)

APPENDIX A--SAMPLE DEATH BENEFIT CALCULATIONS

(FOR CONTRACTS ISSUED ON AND AFTER MAY 1, 1997 WITH ENHANCED DEATH BENEFIT
RIDER)

                                                                EXAMPLE 1    EXAMPLE 2
DATE OF DEATH IS THE 3RD CONTRACT ANNIVERSARY:                  ---------    ---------
  a. Net Purchase Payments Made Prior to Date of Death,
     accumulated at 3.0%                                         $20,000      $20,000
  b. Contract Value on Date of Death                             $17,000      $25,000
Death Benefit is larger of a, and b                              $20,000      $25,000

                                                                EXAMPLE 3    EXAMPLE 4    EXAMPLE 5
DATE OF DEATH IS THE 8TH CONTRACT ANNIVERSARY:                  ---------    ---------    ---------
  a. Net Purchase Payments Made Prior to Date of Death,
     accumulated at 3.0%                                         $20,000      $20,000      $20,000
  b. Contract Value on 5th Contract Anniversary                  $15,000      $30,000      $30,000
  c. Contract Value on Date of Death                             $17,000      $25,000      $35,000
Death Benefit is larger of a, b, and c                           $20,000      $30,000      $35,000

                                                                EXAMPLE 6    EXAMPLE 7    EXAMPLE 8
DATE OF DEATH IS THE 13TH CONTRACT ANNIVERSARY:                 ---------    ---------    ---------
  a. Net Purchase Payments Made Prior to Date of Death,
     accumulated at 3.0%                                         $20,000      $20,000      $20,000
  b. Contract Value on 10th Contract Anniversary                 $15,000      $40,000      $40,000
  c. Contract Value on Date of Death                             $17,000      $30,000      $50,000
Death Benefit is larger of a, b, and c                           $20,000      $40,000      $50,000

APPENDIX B--EXPLANATION OF EXPENSE CALCULATIONS

The expense for a given year is calculated by multiplying the projected beginning of the year policy value by the total expense rate. The total expense rate is the sum of the variable account expense rate plus the total Series Fund expense rate plus the annual administrative charge rate.

The policy values are projected by assuming a single payment of $1,000 grows at an annual rate equal to 5% reduced by the total expense rate described above.

For example, the 3 year expense for the Growth Stock Series, is calculated as follows:


--------------------------------------------------------------------------------
         Total Variable Account Annual Expenses                        1.35%
--------------------------------------------------------------------------------
     +   Total Series Fund Operating Expenses                           .66%
--------------------------------------------------------------------------------
     +   Annual Administrative Charge Rate (See Below)                  .05%
--------------------------------------------------------------------------------
     =   Total Expense Rate                                            2.06%
--------------------------------------------------------------------------------



The Annual Administrative Charge Rate is calculated by dividing the total Annual Contract Charges we collected in 1998 by the average policy value in force in 1999.


Year 1 Beginning Policy Value = $1000.00

Year 1 Expense = 1000.00 X .0206 = $20.60



Year 2 Beginning Policy Value = $1029.40


Year 2 Expense = 1,029.40 X .0206 = $21.21



Year 3 Beginning Policy Value = $1059.66


Year 3 Expense = 1,059.66 X .0206 = $21.83



So the cumulative expenses for years 1-3 for the Growth Stock Series are equal to $20.60 + $21.21 + $21.83 = $63.64


If the contract is surrendered, the surrender charge is the surrender charge percentage times the purchase payment minus the 10% free withdrawal amount:

Surrender Charge Percentage X (Initial Premium - 10% Free Withdrawal) = Surrender Charge
     0.05 X ($1000.00 - $100.00) = $45.00


So the total expense if surrendered is $63.64 + $45.00 = $108.64

FORTIS

OPPORTUNITY+
VARIABLE
ANNUITY
Individual Flexible
Premium Deferred
Variable Annuity Contract
PROSPECTUS DATED

May 1, 2000

[FORTIS SOLID PARTNERS, FLEXIBLE SOLUTIONS(SM) LOGO]

FORTIS BENEFITS INSURANCE COMPANY

MAILING ADDRESS:    STREET ADDRESS:     PHONE:
P.O. BOX 64272      500 BIELENBERG      1-800-800-2000
ST. PAUL, MN 55164  DRIVE               (EXTENSION 3057)
                    WOODBURY, MN 55125

This prospectus describes an individual flexible premium deferred variable annuity contract issued by Fortis Benefits Insurance Company ("Fortis Benefits").


The contracts allow you to accumulate funds on a tax-deferred basis. You may elect a guaranteed interest accumulation option through a fixed account or a variable return accumulation option through a variable account, or a combination of these two options. Under the variable return accumulation option, you can choose among the following investment portfolios of Fortis Series Fund, Inc. (those portfolios which have a non-Fortis Subadvisor include the name of the subadvisor at the beginning of the portfolio name):



Money Market Series                         T. RowePrice--Blue Chip Stock Series
U.S. Government Securities Series           AIM--Blue Chip Stock Series II
Diversified Income Series                   Lazard Freres--International Stock Series
AIM--Multisector Bond Series                Dreyfus--Mid Cap Stock Series
High Yield Series                           Berger--Small Cap Value Series
Morgan Stanley--Global Asset Allocation     Global Growth Series
Series                                      MFS--Global Equity Series
Asset Allocation Series                     Alliance--Large Cap Growth Series
American Leaders Series                     MFS--Investors Growth Series
Value Series                                Growth Stock Series
MFS--Capital Opportunities Series           Aggressive Growth Series
Growth & Income Series
Dreyfus--S&P 500 Index Series


The accompanying prospectus for these investment portfolios describes the investment objectives, policies and risks of each portfolio.


This prospectus gives you information about the contract that you should know before investing. This prospectus must be accompanied by a current prospectus for the portfolios. All of the prospectuses should be read carefully and kept for future reference.



A Statement of Additional Information, dated May 1, 2000, about the contracts has been filed with the Securities and Exchange Commission and is available without charge from Fortis Benefits at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page 23 of this prospectus.


THESE CONTRACTS ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                PAGE
Special Terms Used in this Prospectus.......................      3
Information Concerning Fees and Charges.....................      4
Summary.....................................................      7
Fortis Benefits and the Separate Account....................     10
     - Fortis Benefits/Fortis Financial Group Member........     10
     - The Separate Account.................................     10
     - The Portfolios.......................................     10
Accumulation Period.........................................     11
     - Issuance of a Contract and Purchase Payments.........     11
     - Contract Value.......................................     11
     - Allocation of Purchase Payments and Contract Value...     12
     - Total and Partial Surrenders.........................     12
     - Telephone Transactions...............................     13
     - Benefit Payable on Death of Contract Owner (or
      Annuitant)............................................     13
     - Contract Loans (Section 403(b) Qualified Contracts
      Only).................................................     14
The Annuity Period..........................................     15
     - Annuity Commencement Date............................     15
     - Commencement of Annuity Payments.....................     15
     - Relationship Between Subaccount Investment
      Performance and Amount of Variable Annuity Payments...     15
     - Annuity Options......................................     16
     - Death of Annuitant or Other Payee....................     16
Charges and Deductions......................................     16
     - Premium Taxes........................................     16
     - Annual Administrative Charge.........................     16
     - Charges Against the Separate Account.................     17
     - Surrender Charge.....................................     17
     - Miscellaneous........................................     18
     - Reduction of Charges.................................     18
Fixed Account...............................................     18
     - General Description..................................     18
     - Fixed Account Value..................................     19
     - Fixed Account Transfers, Total and Partial
      Surrenders............................................     19
General Provisions..........................................     19
     - The Contract.........................................     19
     - Postponement of Payments.............................     19
     - Misstatement of Age or Sex and Other Errors..........     19
     - Assignment and Ownership Rights......................     19
     - Beneficiary..........................................     19
     - Reports..............................................     20
Rights Reserved by Fortis Benefits..........................     20
Distribution................................................     20
Federal Tax Matters.........................................     20
Voting Privileges...........................................     22
State Regulation............................................     23
Legal Matters...............................................     23
Contents of Statement of Additional Information.............     24
Appendix A--Sample Death Benefit Calculations...............    A-1
Appendix B--Explanation of Expense Calculations.............    B-1
Appendix C--Pro Rata Adjustments............................    C-1


THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, THE RELATED STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation PeriodThe time period under a contract between the contract date and the Annuity Period.

Accumulation Unit  A unit of measure used to calculate the interest of the contract owner in the Separate Account during the Accumulation Period.

Annuitant          A person during whose life annuity payments are to be made by
                   Fortis Benefits under the contract. The Annuitant is the person named in the application for the contract. If such person dies before the annuity commencement date and there is an additional annuitant named in the application, the additional annuitant shall become the Annuitant. If there is no named additional annuitant, or the additional annuitant has predeceased the annuitant who is named in the application, the contract owner, if he or she is a natural person, shall become the Annuitant.

Annuity Period     The time period following the Accumulation Period, during
                   which annuity payments are made by Fortis Benefits.

Annuity Unit       A unit of measurement used to calculate variable annuity
                   payments.

Fixed Annuity Option
                   An annuity option under which Fortis Benefits promises to pay the Annuitant or any other properly designated payee one or more fixed payments.

Non-Qualified Contracts
                   Contracts that do not qualify for the special federal income tax treatment applicable in connection with certain retirement plans.

Qualified ContractsContracts that are qualified for the special federal income tax treatment applicable in connection with certain retirement plans.

Separate Account   The segregated asset account referred to as Variable Account
                   D of Fortis Benefits Insurance Company established to receive and invest purchase payments made under contracts.

Valuation Date     Each business day of Fortis Benefits except, with respect to any subaccount, days on which the related portfolio does not value its shares. Generally, the portfolios value their shares on each day the New York Stock Exchange is open.

Valuation Period   The period that starts at the close of regular trading on the
                   New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the exchange on the next succeeding Valuation Date.

Variable Annuity Option
                   An annuity option under which Fortis Benefits promises to pay the Annuitant or any other properly designated payee one or more payments which vary in amount in accordance with the net investment experience of the subaccounts selected by the Annuitant.

INFORMATION CONCERNING FEES AND CHARGES

CONTRACT OWNER TRANSACTION EXPENSES

     Front End Sales Charge Imposed on Purchases.................   0%
     Maximum Surrender Charge for Sales Expenses (as a percentage
     of purchase payments).......................................   5%(1)

  YEARS SINCE
DATE OF PAYMENT            AMOUNT OF CHARGE
---------------            ----------------
  Less than 5                     5%
   5 or more                      0%

     Other Surrender Fees........................................     0%
     Exchange Fee................................................     0%
     Charge for Each 403(b) Contract Loan........................   $100
ANNUAL CONTRACT ADMINISTRATION CHARGE............................    $30(2)
SEPARATE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
     Mortality and Expense Risk Charge...........................  1.25%
     Separate Account Administrative Charge......................   .10%
     Total Separate Account Annual Expenses......................  1.35%

------------------------------
(1) This charge does not apply in certain cases such as partial surrenders each year of up to 10% of "new purchase payments" as defined under the heading "Surrender Charge" or, payment of a death benefit.

(2) This charge, which is otherwise applied at each contract anniversary and total surrender of the contract, will not be charged during the Accumulation Period if the contract value as of such anniversary or surrender is $25,000 or more. Currently, Fortis Benefits waives this charge during the Annuity Period. This charge is also subject to any applicable limitations under the law of any state.

PORTFOLIO ANNUAL EXPENSES(a)

                                   U.S.
                       MONEY    GOVERNMENT   DIVERSIFIED                               GLOBAL ASSET     ASSET      AMERICAN
                       MARKET   SECURITIES     INCOME      MULTI SECTOR   HIGH YIELD    ALLOCATION    ALLOCATION   LEADERS
                       SERIES     SERIES       SERIES      BOND SERIES      SERIES        SERIES        SERIES      SERIES
                       ------   ----------   -----------   ------------   ----------   ------------   ----------   --------
Investment Advisory
  and Management
  Fee................  0.30%      0.47%         0.47%         0.75%         0.50%         0.90%         0.47%       0.90%
Other Expenses.......  0.05%      0.05%         0.07%         0.15%         0.07%         0.12%         0.05%       0.35%
Total Series Fund
  Operating
  Expenses...........  0.35%      0.52%         0.54%         0.90%         0.57%         1.02%         0.52%       1.25%


                                   CAPITAL      GROWTH &   S & P 500
                       VALUE    OPPORTUNITIES    INCOME      INDEX
                       SERIES      SERIES        SERIES     SERIES
                       ------   -------------   --------   ---------
Investment Advisory
  and Management
  Fee................  0.70%        0.90%        0.63%       0.40%
Other Expenses.......  0.06%        0.35%        0.06%       0.06%
Total Series Fund
  Operating
  Expenses...........  0.76%        1.25%        0.69%       0.46%


                                                   BLUE
                                                   CHIP                                                           GLOBAL   LARGE
                                                  STOCK                                                  GLOBAL   EQUITY    CAP
                                    BLUE CHIP     SERIES   INTERNATIONAL     MID CAP       SMALL CAP     GROWTH   SERIES   GROWTH
                                   STOCK SERIES   II (A)   STOCK SERIES    STOCK SERIES   VALUE SERIES   SERIES    (A)     SERIES
                                   ------------   ------   -------------   ------------   ------------   ------   ------   ------
Investment Advisory and
  Management Fee.................     0.87%       0.95%        0.84%          0.90%          0.90%       0.70%    1.00%    0.90%
Other Expenses...................     0.05%       0.35%        0.10%          0.28%          0.14%       0.07%    0.35%    0.07%
Total Series Fund Operating
  Expenses.......................     0.92%       1.30%        0.94%          1.18%          1.04%       0.77%    1.35%    0.97%


                                   INVESTORS
                                    GROWTH     GROWTH   AGGRESSIVE
                                    SERIES     STOCK      GROWTH
                                      (A)      SERIES     SERIES
                                   ---------   ------   ----------
Investment Advisory and
  Management Fee.................    0.90%     0.61%      0.65%
Other Expenses...................    0.35%     0.05%      0.06%
Total Series Fund Operating
  Expenses.......................    1.25%     0.66%      0.72%


------------------------------

(a) As a percentage of portfolio average net assets based on 1999 historical data, except that for American Leaders, Capital Opportunities, Blue Chip Stock Series II, Global Equity and Investors Growth, these amounts are based upon estimates after reimbursement for the current fiscal year. The estimated expenses for those portfolios prior to reimbursement is as follows; Global Equity 1.40%, Investors Growth 1.30%, Capital Opportunities 1.30%, American Leaders 1.30% and Blue Chip II 1.30%.

EXAMPLES*

If you surrender your contract in full at the end of any of the time periods shown below, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------                   ------    -------    -------    --------
Money Market................................................     $62       $ 99       $138        $202
U.S. Government Securities..................................      64        104        147         220
Diversified Income..........................................      64        105        148         222
Multisector Bond............................................      68        116        166         259
High Yield..................................................      65        106        149         225
Global Asset Allocation.....................................      69        119        172         271
Asset Allocation............................................      64        104        147         220
American Leaders............................................      71        126        183         294
Value.......................................................      67        112        160         247
Capital Opportunities.......................................      71        126        183         294
Growth & Income.............................................      66        109        155         238
S&P 500 Index...............................................      64        102        144         214
Blue Chip Stock.............................................      68        116        167         261
Blue Chip Stock II..........................................      72        128        186         299
International Stock.........................................      68        117        168         263
MidCap Stock Series.........................................      71        124        180         287
Small Cap Value Series......................................      69        120        173         273
Global Growth...............................................      67        112        159         246
Global Equity...............................................      72        129        188         304
Large Cap Growth Series.....................................      69        118        169         266
Investors Growth Series.....................................      71        126        183         294
Growth Stock................................................      66        108        154         234
Aggressive Growth...........................................      66        110        157         241


If you commence an annuity payment option, or do not surrender your contract, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------                   ------    -------    -------    --------
Money Market................................................     $17        $54       $ 93        $202
U.S. Government Securities..................................      19         59        102         220
Diversified Income..........................................      19         60        103         222
Multisector Bond............................................      23         71        121         259
High Yield..................................................      20         61        104         225
Global Asset Allocation.....................................      24         74        127         271
Asset Allocation............................................      19         59        102         220
American Leaders............................................      26         81        138         294
Value.......................................................      22         67        115         247
Capital Opportunities.......................................      26         81        138         294
Growth & Income.............................................      21         64        110         238
S&P 500 Index...............................................      19         57         99         214
Blue Chip Stock.............................................      23         71        122         261
Blue Chip Stock II..........................................      27         83        141         299
International Stock.........................................      23         72        123         263
MidCap Stock Series.........................................      26         79        135         287
Small Cap Value Series......................................      24         75        128         273
Global Growth...............................................      22         67        114         246
Global Equity...............................................      27         84        143         304
Large Cap Growth Series.....................................      24         73        124         266
Investors Growth Series.....................................      26         81        138         294
Growth Stock................................................      21         63        109         234
Aggressive Growth...........................................      21         65        112         241


------------------------------

* For purposes of these examples, the effect of the annual contract administration charge has been computed based on the average total contract value of all outstanding contracts during the year ended December 31, 1999 and the total actual amount of annual contract administration charges collected during the year.


                         ------------------------------

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The foregoing tables and examples, prescribed by the SEC, are included to assist contract owners in understanding the transaction and operating expenses imposed directly or indirectly under the contracts and the portfolios. Amounts for state premium taxes or similar assessments will also be deducted, where applicable.

See Appendix B for an explanation of the calculation set forth above.

SUMMARY

The following summary should be read in conjunction with the detailed information in this prospectus. This prospectus generally describes only the portion of the contract involving the Separate Account. For a brief description of Fortis Benefits' fixed account, please refer to the heading "Fixed Account" in this prospectus. Variations from the information appearing in this prospectus due to requirements particular to your state are described in supplements which are attached to this prospectus, or in endorsements to the contract, as appropriate.

The contract is designed to provide individuals with retirement benefits through the accumulation of purchase payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments.

PURCHASE PAYMENTS

For individual contracts, each initial or subsequent purchase payment must be at least $50. For contracts issued in connection with a benefit plan covering employees, the initial and subsequent purchase payments under each contract must at all times average at least $50 and in no case be less than $25. No additional purchase payments are required if the contract value is at least $500 by the end of the first contract year and at least $1,000 by the end of second contract year and at all times thereafter. See "Issuance of a Contract and Purchase Payments."

On the contract date, the initial purchase payment is allocated, as specified by the contract owner in the contract application, among one or more of the available investment portfolios, or to the fixed account, or to both. Subsequent purchase payments are allocated in the same way or pursuant to different allocation percentages that the contract owner may subsequently request.

SEPARATE ACCOUNT INVESTMENT OPTIONS

Each of the subaccounts of the Separate Account invests in shares of a corresponding portfolio. The investment objective of each of the subaccounts of the Separate Account and that of the corresponding portfolio is the same.

Contract value in each of the subaccounts of the Separate Account will vary to reflect the investment experience of each of the corresponding portfolios, as well as deductions for certain charges.

Each portfolio has a separate and distinct investment objective and is managed by Fortis Advisers, Inc. or a subadviser of Fortis Advisers, Inc. For providing investment management services to the portfolios, Fortis Advisers, Inc. receives fees from Fortis Series based on the average daily net assets of each portfolio. The portfolios also bear most of their other expenses. A full description of the portfolios and their investment objectives, policies, and risks can be found in the current prospectus for the portfolios, which accompanies this prospectus, and the portfolios' Statement of Additional Information, which is available upon request from Fortis Benefits at the address and phone number on the cover of this prospectus.

TRANSFERS

During the Accumulation Period, you can transfer all or part of your contract value from one subaccount to another or into the fixed account. Additionally, during the Accumulation Period we may, in our discretion, permit a continuing request for transfers of specified amounts automatically on a periodic basis. There is currently no charge for any of these transfers. We reserve the right to restrict the frequency of or otherwise condition, terminate, or impose charges upon, transfers from a subaccount during the Accumulation Period. During the Annuity Period, the person receiving annuity payments may make up to four transfers (but not from a Fixed Annuity Option) during each year of the Annuity Period. For a description of certain limitations on transfer rights, see "Allocations of Purchase Payments and Contract Values--Transfers."

TOTAL OR PARTIAL SURRENDERS

All or part of the contract value of a contract may be surrendered by you before the earlier of the Annuitant's death or the annuity commencement date. Amounts surrendered may be subject to a surrender charge and total surrenders may not be made without application of the annual administrative charge if the contract value is less than $25,000. See "Total and Partial Surrenders," "Surrender Charge" and "Annual Administrative Charge." Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters."

LOANS UNDER CERTAIN QUALIFIED CONTRACTS

If a contract is qualified under Section 403(b) of the Internal Revenue Code, you may take out loans from Fortis Benefits during the Accumulation Period. There are limits on the amount of such loans, and the loan will be secured by the contract. Principal and interest on a loan must in most cases be paid over a five year period, and failure to make these payments may have adverse tax consequences. For a more detailed discussion of these and other terms and conditions of contract loans, see "Accumulation Period--Contract Loans (Section 403(b) Qualified Contracts Only)."

CHARGES AND DEDUCTIONS

We deduct daily charges at a rate of 1.25% per annum of the value of the average net assets in the Separate Account for the mortality and expense risks we assume and .10% per annum of the value of the average net assets in the Separate Account to cover certain administrative expenses. See "Mortality and Expense Risk Charge" and "Administrative Expense Charge" under the heading "Charges Against the Separate Account."

In order to permit investment of the entire purchase payment, we do not deduct sales charges at the time of investment. However, a surrender charge is imposed on certain total or partial surrenders of the contract to help defray expenses relating to the sale of the contract, including commissions to registered representatives and other promotional expenses. Certain amounts may be surrendered without the imposition of any surrender charge. The amount of such charge-free surrender depends on how recently the purchase payments to which the surrender relates were made. The aggregate surrender charges will never exceed 5% of the purchase payments made to date.

There is also an annual administrative charge each year for contract administration and maintenance. This charge is $30 per year (subject to any applicable state law limitations) and is deducted on each anniversary of the contract date and upon total surrender of the contract. Currently, this charge is not deducted during the Annuity Period. This charge will be waived during the Accumulation Period if the contract value at the end of the contract year (or upon total surrender) is $25,000 or more.

Certain states and other jurisdictions impose premium taxes or similar assessments upon us, either at the time purchase payments are made or when contract value is applied to an annuity option. Where such taxes or assessments are imposed by your state or other jurisdiction upon receipt of purchase payments, we will deduct a charge for these amounts from the contract value upon surrender, death of the Annuitant or contract owner, or annuitization of the contract. In jurisdictions where such taxes or assessments are imposed at the time of annuitization, we will deduct a charge for such amounts at that time.

ANNUITY PAYMENTS

The contract provides several types of annuity benefits to Annuitants or their beneficiaries, including Fixed and Variable Annuity Options. The contract owner has considerable flexibility in choosing the annuity commencement date. However, the tax implications of an annuity commencement date must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Annuity Commencement Date," "Annuity Options" and "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information.

DEATH BENEFIT

In the event of the death of the contract owner, or the Annuitant if the contract owner is a non-natural person, prior to the annuity commencement date, a death benefit is payable to the beneficiary of the contract. See "Benefit Payable on Death of Contract Owner (or Annuitant)."

RIGHT TO EXAMINE THE CONTRACT

You have a right to examine the contract. You can cancel the contract by delivering or mailing it, together with a written request, to Fortis Benefits' home office or to the sales representative through whom it was purchased, before the close of business on the tenth day after receipt of the contract. If these items are sent by mail, properly addressed and postage prepaid, they will be deemed to be received by us on the date postmarked. We will pay you the then current contract value. However, if applicable state law so requires the full amount of the purchase payments received by us will be refunded.

LIMITATIONS IMPOSED BY RETIREMENT PLANS

Certain rights a contract owner would otherwise have under a contract may be limited by the terms of any employee benefit plan in connection with which the contract is issued. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a contract is issued.

TAX IMPLICATIONS

The tax implications for contract owners, Annuitants and beneficiaries, and those of any related employee benefit plan can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information, but such discussion is not comprehensive. Therefore, you should consider these matters carefully and consult a qualified tax adviser before making purchase payments or taking any other action in connection with a contract or any related employee benefit plan. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

QUESTIONS AND OTHER COMMUNICATIONS

Any question about procedures or the contract should be directed to your sales representative, or Fortis Benefits' home office: P.O. Box 64272, St. Paul, Minnesota 55164; 1-800-800-2000 (Ext. 3057). For certain current information relating to contract values such as subaccount unit values, interest rates in the fixed account, and your contract value, call 1-800-800-2000 (ext. 5448). Purchase payments and written requests should be mailed or delivered to the same home office address. All communications should include the contract number, the contract owner's name and, if different, the Annuitant's name. The number for telephone transfers is 1-800-800-2000 (Ext. 3057).

Any purchase payment or other communication, except a 10-day cancellation notice, is deemed received at Fortis Benefits' home office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on the New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION


The information presented below reflects the Accumulation Unit information for subaccounts of the Separate Account through December 31, 1999. Accumulation Units have been rounded to the nearest whole unit.


                                                                                                      GLOBAL
                                   MONEY      U.S. GOV'T    DIVERSIFIED   MULTISECTOR     HIGH         ASSET        ASSET
                                   MARKET     SECURITIES      INCOME         BOND         YIELD     ALLOCATION   ALLOCATION
                                   ------     ----------    -----------   -----------     -----     ----------   ----------
December 31, 1999
 Accumulation Units in Force...  59,567,286     6,961,590   46,271,405      1,402,949    4,713,245    3,230,112  152,820,325
 Accumulation Unit Values......      $1.587       $17.823       $1.998        $12.092      $12.799      $16.150       $3.923
December 31, 1998
 Accumulation Units in Force...  39,532,433     7,577,700   51,323,231      1,236,211    4,984,906    3,315,158  160,803,266
 Accumulation Unit Values......      $1.532       $18.421       $2.059        $13.254      $12.823      $16.513       $3.326
December 31, 1997
 Accumulation Units in Force...  31,491,629     7,743,923   49,942,498      1,123,401    4,194,544    2,918,483  156,035,843
 Accumulation Unit Values......   $1.474617    $17.149938    $1.963344     $11.837281   $12.917282   $14.433538    $2.809839
December 31, 1996
 Accumulation Units in Force...  36,220,947     9,635,092   55,653,680      1,088,043    3,337,604    2,330,884  154,525,474
 Accumulation Unit Values......      $1.418       $15.935       $1.801        $11.961      $11.928      $12.884       $2.368
January 1, 1996*
 Accumulation Unit Values......          --            --           --             --           --           --           --
December 31, 1995
 Accumulation Units in Force...  26,915,976    10,989,914   59,213,865        574,142    2,321,419    1,117,596  148,700,081
 Accumulation Unit Values......      $1.367       $15.805       $1.753        $11.743      $10.941      $11.590       $2.134
January 1, 1995*
 Accumulation Unit Values......          --            --           --        $10.000           --      $10.000           --
December 31, 1994
 Accumulation Units in Force...  30,697,764    12,271,738   62,744,615             --    1,216,957           --  137,642,102
 Accumulation Unit Value.......      $1.311       $13.483       $1.515             --       $9.834           --       $1.773
May 1, 1994*
 Accumulation Unit Value.......                                                              10.00
December 31, 1993
 Accumulation Units in Force...  21,315,022    15,601,818   56,005,709             --           --           --  106,834,367
 Accumulation Unit Value.......      $1.278       $14.609       $1.621             --           --           --       $1.797
December 31, 1992
 Accumulation Units in Force...  20,674,556     9,505,984   19,353,521             --           --           --   49,688,937
 Accumulation Unit Value.......      $1.261       $13.529       $1.457                                                $1.665
May 1, 1992*
 Accumulation Unit Value.......          --            --                                                                 --
December 31, 1991
 Accumulation Units in Force...   7,235,168     3,595,759    6,056,976             --           --           --   17,772,323
 Accumulation Unit Value.......      $1.237       $12.922       $1.379             --           --           --       $1.578
December 31, 1990
 Accumulation Units in Force...   5,632,146       747,992    2,352,517             --           --           --    8,249,373
 Accumulation Unit Value.......      $1.184       $11.450       $1.220             --           --           --       $1.253


                                               GROWTH &      S&P 500                 INTERNATIONAL    GLOBAL       GROWTH
                                    VALUE       INCOME        INDEX      BLUE CHIP       STOCK        GROWTH        STOCK
                                    -----      --------      -------     ---------   -------------    ------       ------
December 31, 1999
 Accumulation Units in Force...    4,744,081   10,994,926   14,134,177    9,671,577      5,344,248    9,640,858  114,976,011
 Accumulation Unit Values......      $15.875      $23.775      $22.189      $21.571        $19.711      $33.343       $5.925
December 31, 1998
 Accumulation Units in Force...    4,869,102   12,171,938   10,440,486    7,548,794      4,751,940   11,744,865  136,042,148
 Accumulation Unit Values......      $14.768      $21.767      $18.689      $18.238        $16.113      $21.433       $3.870
December 31, 1997
 Accumulation Units in Force...    3,402,217   11,003,248    5,491,818    4,149,587      4,239,821   13,725,612  156,975,866
 Accumulation Unit Values......   $13.651572   $19.487584   $14.786540   $14.429421     $14.021796   $19.507894    $3.296005
December 31, 1996
 Accumulation Units in Force...    1,071,648    7,892,683    1,259,758      915,358      3,137,348   13,713,860  169,095,500
 Accumulation Unit Values......      $11.048      $15.468      $11.326      $11.520        $12.690      $18.510       $2.971
January 1, 1996*
 Accumulation Unit Values......      $10.000           --      $10.000      $10.000             --           --           --
December 31, 1995
 Accumulation Units in Force...           --    4,204,163           --           --      1,157,063   10,769,830  160,247,280
 Accumulation Unit Values......           --      $12.904           --           --        $11.271      $15.754       $2.587
January 1, 1995*
 Accumulation Unit Values......           --           --           --           --        $10.000           --           --
December 31, 1994
 Accumulation Units in Force...           --    1,489,517           --           --             --   10,055,959  148,657,108
 Accumulation Unit Value.......           --      $10.083           --           --             --      $12.236       $2.054
May 1, 1994*
 Accumulation Unit Value.......           --        10.00           --           --
December 31, 1993
 Accumulation Units in Force...           --           --           --           --             --    5,108,957  118,720,649
 Accumulation Unit Value.......           --           --           --           --             --      $12.784       $2.142
December 31, 1992
 Accumulation Units in Force...           --           --           --           --             --      698,720   79,582,321
 Accumulation Unit Value.......           --           --           --           --             --      $10.989       $1.996
May 1, 1992*
 Accumulation Unit Value.......           --           --           --           --             --        10.00           --
December 31, 1991
 Accumulation Units in Force...           --           --           --           --             --           --   42,946,178
 Accumulation Unit Value.......           --           --           --           --             --           --       $1.966
December 31, 1990
 Accumulation Units in Force...           --           --           --           --             --           --   14,690,313
 Accumulation Unit Value.......           --           --           --           --             --           --       $1.298


                                 AGGRESSIVE   MID CAP  LARGE CAP  SMALL CAP
                                   GROWTH     GROWTH    GROWTH      VALUE
                                 ----------   -------  ---------  ---------
December 31, 1999
 Accumulation Units in Force...    6,379,981  1,441,402 3,962,830 2,496,974
 Accumulation Unit Values......      $32.680  $10.538    $14.734    $10.659
December 31, 1998
 Accumulation Units in Force...    6,165,803  765,338    842,995  1,098,102
 Accumulation Unit Values......      $35.829   $9.625    $11.755     $9.367
December 31, 1997
 Accumulation Units in Force...    6,551,677       --         --         --
 Accumulation Unit Values......   $13.241215       --         --         --
December 31, 1996
 Accumulation Units in Force...    5,706,895       --         --         --
 Accumulation Unit Values......      $13.232       --         --         --
January 1, 1996*
 Accumulation Unit Values......           --       --         --         --
December 31, 1995
 Accumulation Units in Force...    3,033,587       --         --         --
 Accumulation Unit Values......      $12.461       --         --         --
January 1, 1995*
 Accumulation Unit Values......           --       --         --         --
December 31, 1994
 Accumulation Units in Force...    1,155,647       --         --         --
 Accumulation Unit Value.......       $9.723       --         --         --
May 1, 1994*
 Accumulation Unit Value.......        10.00       --         --         --
December 31, 1993
 Accumulation Units in Force...           --       --         --         --
 Accumulation Unit Value.......           --       --         --         --
December 31, 1992
 Accumulation Units in Force...           --       --         --         --
 Accumulation Unit Value.......           --       --         --         --
May 1, 1992*
 Accumulation Unit Value.......           --       --         --         --
December 31, 1991
 Accumulation Units in Force...           --       --         --         --
 Accumulation Unit Value.......           --       --         --         --
December 31, 1990
 Accumulation Units in Force...           --       --         --         --
 Accumulation Unit Value.......           --       --         --         --


------------------------------

* Accumulation Unit value at date of initial registration effectiveness.

Audited financial statements of the Separate Account and Fortis Benefits are included in the Statement of Additional Information.

Advertising and other sales materials may include yield and total return figures for the subaccounts of the Separate Account. These figures are based on historical results and are not intended to indicate future performance. "Yield" is the income generated by an investment in the subaccount over a period of time specified in the advertisement. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Total Return" is the total change in value of an investment in the subaccount over a period of time specified in the advertisement. The rate of return shown would produce that change in value over the specified period, if compounded annually. Yield figures do not reflect the surrender charge and yield and total return figures do not reflect premium tax charges. This makes the performance shown more favorable.

FORTIS BENEFITS AND THE SEPARATE ACCOUNT

FORTIS BENEFITS/FORTIS FINANCIAL GROUP MEMBER


Fortis Benefits Insurance Company is the issuer of the contracts. At the end of 1999, Fortis Benefits had approximately $101 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis (NL)N.V. and 50% by Fortis (B). Fortis, Inc. manages the United States operations for these two companies.


Fortis Benefits is a member of the Fortis Financial Group. This Group is a joint effort by Fortis Benefits, Fortis Advisers, Inc., Fortis Investors, Inc. and Fortis Insurance Company (formerly Time Insurance Company) to offer financial products through the management, marketing and servicing of mutual funds, annuities, life insurance and disability income products.


Fortis (NL)N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis
(B) is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis (NL)N.V. and Fortis (B) have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking, financial services, and real estate development in the Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had approximately $406 billion in assets at the end of 1999.


All of the guarantees and commitments under the contracts are general obligations of Fortis Benefits, regardless of whether you have allocated the contract value to the Separate Account or to the fixed account. None of Fortis Benefits' affiliated companies has any legal obligation to back Fortis Benefits' obligations under the contracts.

THE SEPARATE ACCOUNT

The Separate Account is a segregated investment account of Fortis Benefits. Fortis Benefits established Variable Account D under Minnesota insurance law as of October 14, 1987. The assets allocated to the Separate Account are the exclusive property of Fortis Benefits. The Separate Account is an integral part of Fortis Benefits. However, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Registration does not involve supervision of the management, or investment practices, or policies of the Separate Account or of Fortis Benefits by the Securities and Exchange Commission.

All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Fortis Benefits. Assets in the Separate Account representing reserves and liabilities will not be chargeable with liabilities arising out of any other business of Fortis Benefits. Fortis Benefits may accumulate in the Separate Account proceeds from charges under variable annuity contracts and other amounts in excess of the Separate Account assets representing reserves and liabilities. Fortis Benefits may from time to time transfer to its general account any of such excess amounts.

The Separate Account has subaccounts. The assets in each subaccount are invested exclusively in a distinct class (or series) of stock issued by the portfolios, each of which represents a separate investment portfolio within the portfolios. Income and both realized and unrealized gains or losses from the assets of each subaccount of the Separate Account are credited to or charged against that subaccount without regard to income, gains or losses, from any other subaccount of the Separate Account or arising out of any other business we may conduct. We may add or eliminate new subaccounts as new portfolios are added or are eliminated.

THE PORTFOLIOS

You may choose from among a number of different portfolios. Each portfolio is a mutual fund available for purchase only as a funding vehicle for benefits under variable life insurance and variable annuity products. These variable life insurance and variable annuity products are issued by Fortis Benefits and by other life insurance companies. Each portfolio corresponds to one of the subaccounts of the Separate Account. The assets of each portfolio are separate from the assets of other portfolios. In addition, each portfolio operates as a separate investment portfolio whose investment performance has no effect on the investment performance of any other portfolio. Please also note, we offer more detailed information for each investment portfolio. This information includes the investment policies, investment restrictions, charges, and risks attendant to investing in each portfolio. This information also includes other aspects of each portfolio's operations. You may find this information in the current prospectus for each portfolio. These portfolio prospectuses must accompany this prospectus, and you should read them in conjunction with it. You may obtain a copy of each prospectus from us, free of charge, by calling 1-800-800-2000, ext. 3057, or by writing P.O. Box 64272, St. Paul, Minnesota 55164.

As noted, the investment portfolios may be available to registered separate accounts of other participating insurance companies. These portfolios may also be available to the Separate Account and other separate accounts of Fortis Benefits. Although Fortis Benefits does not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Separate Account and one or more of the other separate accounts participating in the portfolios. For example, a conflict may occur due to (1) a change in law affecting the operations of variable life and variable annuity separate accounts, (2) differences in the voting instructions of the contract owners and those of other companies, or (3) some other reason. In the event of conflict, Fortis Benefits will take any steps necessary to protect the contract owners and variable annuity payees.

Fortis Benefits purchases and redeems portfolio shares for the Separate Account at their net asset value without any sales or redemption charges. These shares are interests in the portfolios available for investment by the Separate Account. Each portfolio corresponds to one of the subaccounts of the Separate Account. The assets of each portfolio are separate from the assets of other portfolios. In addition, each operates as a separate investment portfolio whose investment performance has no effect on the investment performance of any other portfolio.

We automatically reinvest dividends or capital gain distributions attributable to contracts in shares of the portfolio from which they are received at that portfolio's net asset value on the date paid. These dividends and distributions will have the effect of reducing the net asset value of each share of the corresponding portfolio and increasing, by an equivalent value, the number of shares outstanding of that portfolio. However, the value of the interests of contract owners, Annuitants and beneficiaries in the corresponding subaccount will not change as a result of any these dividends and distributions.

ACCUMULATION PERIOD

ISSUANCE OF A CONTRACT AND PURCHASE PAYMENTS

We reserve the right to reject any application for a contract or any purchase payment for any reason. If we accept your issuing instructions in the form received, we will credit the initial purchase payment within two Valuation Dates after the later of (1) receipt of the issuing instructions or (2) receipt of the initial purchase payment at our home office. If we cannot apply the initial purchase payment within five Valuation Dates after receipt because the issuing instructions are incomplete, we will return the initial purchase payment unless you consent to our retaining the initial purchase payment and applying it as of the end of the Valuation Period in which the necessary requirements are fulfilled. The initial purchase payment must be at least $50.

The date that we apply the initial purchase payment to the purchase of the contract is the contract date. The contract date is the date used to determine contract years, regardless of when we deliver the contract. Our crediting of investment experience in the Separate Account, or a fixed rate of return in the fixed account, begins as of the contract date, even if that date is delayed due to an incomplete application.

We will accept additional purchase payments at any time after the contract date and prior to the annuity commencement date, as long as the Annuitant is living. You must transmit purchase payments (together with any required information identifying the proper contracts and accounts to be credited with purchase payments) to our home office. We will apply additional purchase payments to the contract, and add to the contract value as of the end of the Valuation Period in which we receive the payments.

Each additional purchase payment must be at least $50; except that, under contracts issued in connection with a benefit plan covering employees, it is sufficient that all purchase payments under each contract at all times average $50. In no case, however, will a purchase payment be accepted if it is less than $25, and we reserve the right to raise this minimum to not more than $100. The total of all purchase payments for all contracts having the same owner or annuitant may not exceed $1 million (not more than $500,000 allocated to the fixed account) without our prior approval. We reserve the right to modify this limitation at any time.

You may make purchase payments in excess of the initial minimum by monthly draft against a bank account if you have completed and returned to us a special authorization form. You may get the form from your sales representative or from our home office. We can also arrange for you to make purchase payments by wire transfer, payroll deduction, military allotment, direct deposit and billing. Purchase payments by check should be made payable to Fortis Benefits Insurance Company.

We may cancel any contract with a contract value of less than $1,000. (Under our current administrative procedures, however, we will not cancel a contract during the first two contract years, if the contract value is at least $500 by the end of the first contract year.) We will provide the contract owner with 90 days' written notice so that additional purchase payments may be made in order to raise the contract value above the applicable minimum. Otherwise, we may cancel the contract as of the end of the Valuation Period which includes the next anniversary of the contract date. We will consider this a surrender of the contract and impose the same charges we would impose upon a surrender. See "Total and Partial Surrenders." So long as the contract value remains above $1,000, no additional purchase payments under a contract are ever required.

CONTRACT VALUE

Contract value is the total of any Separate Account value in all the subaccounts of the Separate Account, plus any fixed account value. For a discussion of how fixed account value is calculated, see "The Fixed Account."

The contract does not guarantee a minimum Separate Account value. The Separate Account value will reflect the investment experience of the chosen subaccounts of the Separate Account, all purchase payments made, any partial surrenders, and all charges assessed in connection with the contract. Therefore, the Separate Account value changes from Valuation Period to Valuation Period. You bear the entire investment risk for the contract value that you allocate to the Separate Account.

Determination of Separate Account Value. A contract's Separate Account value is based on Accumulation Unit values, that we determine on each Valuation Date. The value of an Accumulation Unit for a subaccount on any Valuation Date is equal to the previous value of that subaccount's Accumulation Unit multiplied by that subaccount's net investment factor (discussed directly below) for the Valuation Period ending on that Valuation Date. Purchase payments applied to a given subaccount will be used to purchase Accumulation Units at the unit value of that subaccount next determined after receipt of a purchase payment. See "Allocation of Purchase Payments and Contract Value-- Allocation of Purchase Payments."

At the end of any Valuation Period, a contract's Separate Account value in a subaccount is equal to:

     - The number of Accumulation Units in the subaccount; times

     - The value of one Accumulation Unit for that subaccount.

The number of Accumulation Units in each subaccount is equal to:

     - The initial Accumulation Units purchased on the contract date; plus

     - Accumulation Units purchased at the time that additional purchase payments are allocated to the subaccount; plus

     - Accumulation Units purchased through transfers from another subaccount or from the fixed account; less

     - Accumulation Units redeemed to pay for the portion of any partial surrenders allocated to the subaccount; less

     - Accumulation Units redeemed as part of a transfer to another subaccount or to the fixed account; less

     - Accumulation Units redeemed to pay charges under the contract.

Net Investment Factor. The net investment factor for a subaccount is determined by dividing (1) the net asset value per share of the portfolio shares held by the subaccount, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the portfolio shares held by the subaccount during the current Valuation Period, minus a per share charge for the increase, plus a per share credit for the decrease, in any income taxes assessed which we determine to have resulted from the investment operations of the subaccount or any other taxes which are attributable to the contract, by (2) the net asset value per share of the portfolio shares held in the subaccount as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

A subaccount's net investment factor for a Valuation Period is an index number that reflects certain charges to a contract and the investment performance of the subaccount during the Valuation Period. If the net investment factor is greater than one, the subaccount's Accumulation Unit value has increased. If the net investment factor is less than one, the subaccount's Accumulation Unit value has decreased.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

Allocation of Purchase Payments. In your application for a contract, you may allocate purchase payments, or portions of payments, to the:

     - available subaccounts of the Separate Account, or

     - to the fixed account, or

     - to both

Percentages must be in whole numbers and the total allocation must equal 100%. The percentage allocations for future purchase payments may be changed, without charge, at any time by sending a written request to Fortis Benefits' home office. Changes in the allocation of future purchase payments will be effective on the date we receive your written request.

Transfers. You may transfer contract value:

     - from one available subaccount to another, or

     - into the fixed account.

You may request transfers by either (1) a written request sent to our home office, or by (2) a telephone transfer as described below. Currently, we do not charge for any transfer.

All or part of the contract value in one or more subaccounts of the Separate Account may be transferred at one time. We may permit a continuing request for transfers automatically and on a periodic basis. However, we reserve the right to restrict the frequency of transfers or to otherwise condition, terminate, or impose charges (not to exceed $25 per transfer) upon transfers out of a subaccount during the Accumulation Period. Currently, our only restriction on the frequency of transfers is a prohibition of making transfers into the fixed account within six months of a transfer out of the fixed account. We restrict transfers of contract value from the fixed account in both amount and timing. See "Fixed Account--Fixed Account Transfers, Total and Partial Surrenders." We will count all transfers between and among the subaccounts of the Separate Account and the fixed account as one transfer if all the transfer requests are made at the same time as part of one request. We will execute the transfers and determine all values in connection with transfers as of the end of the Valuation Period in which we receive the transfer request.

Certain restrictions on very substantial allocations to any one subaccount are set forth under "Limitations on Allocations" in the Statement of Additional Information.

TOTAL AND PARTIAL SURRENDERS

Total Surrenders. You may surrender all of the cash surrender value at any time during the life of the Annuitant and prior to the annuity commencement date. You must request total surrender by a written request sent to Fortis Benefits' home office. We reserve the right to require that the contract be returned to us prior to making payment, although this will not affect our determination of the amount of the cash surrender value. Cash surrender value is:

     - the contract value at the end of the Valuation Period during which we receive the written request for the total surrender at our home office, less

     - any applicable surrender charge, and less

     - any applicable administrative charge.

For a discussion of these charges and the circumstances under which they apply, see "Annual Administrative Charge" and "Surrender Charge."

We must receive written consent of all collateral assignees and irrevocable beneficiaries prior to any total surrender. We will generally pay surrenders from the Separate Account within seven days of the date of receipt by our home office of the written request. However, we may postpone payments in certain circumstances. See "Postponement of Payment."

Since the contract owner assumes the investment risk with respect to amounts allocated to the Separate Account, and because certain surrenders are subject to a surrender charge, the amount we pay upon total surrender of the cash surrender value (taking into account any prior partial surrenders) may be more or less than the total purchase payments you made. After a surrender of the cash surrender value or at any time the contract value is zero, all rights of the contract owner, Annuitant, and any beneficiary, will terminate.

Partial Surrenders. At any time during the life of the Annuitant and prior to the commencement date, you may surrender a portion of the fixed account and/or the Separate Account. You must request partial surrender by a written request to Fortis Benefits' home office. The minimum partial surrender amount is $500, including any surrender charge. We will surrender the entire cash surrender value under the contract if the total contract value in both the Separate Account and fixed account would be less than $1,000 after the partial surrender. However, under our current administrative procedures, we will honor a surrender request during the first two contract years without regard to the remaining contract value.

You should specify the subaccounts of the Separate Account or the fixed account that you wish to partially surrender. If you do not specify, we take the partial surrender from the subaccounts and the fixed account on a pro rata basis.

We will surrender Accumulation Units from the Separate Account and/ or dollar amounts from the fixed account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request. We will reduce the partial surrender by the amount of any applicable surrender charge. The partial surrender will be effective at the end of the Valuation Period in which we receive the written request for partial surrender at our home office. Payments will generally be made within seven days of the effective date of such request, although certain delays are permitted. See "Postponement of Payment."

The Internal Revenue Code provides that a penalty tax will be imposed on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters." Also, under tax deferred annuity contracts pursuant to Section 403(b) of the Internal Revenue Code, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.) This restriction does not apply to amounts transferred to another investment alternative permitted under a
Section 403(b) retirement arrangement or to amounts attributable to premium payments received prior to January 1, 1989.

TELEPHONE TRANSACTIONS

You or your representative may make certain requests under the contract by telephone if we have a written telephone authorization on file. These include requests for (1) transfers, (2) withdrawals, and (3) changes in purchase payment allocation instructions, dollar-cost averaging, portfolio rebalancing programs, and systematic withdrawals. Our home office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, among others, (1) requiring some form of personal identification such as your address and social security number prior to acting upon instructions received by telephone, (2) providing written confirmation of such transactions, and/or (3) tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. We may be liable for any losses due to unauthorized or fraudulent instructions if we do not employ reasonable procedures. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

BENEFIT PAYABLE ON DEATH OF CONTRACT OWNER (OR ANNUITANT)

If the owner dies prior to the annuity commencement date, we will pay a death benefit to the beneficiary. If the contract owner is a non-natural person, then we will pay a death benefit upon the death of the Annuitant prior to the annuity commencement date. In such case, if more than one Annuitant has been named, we will pay the death benefit payable upon the death of an Annuitant only upon the death of the last survivor of the persons so named.

The term "decedent" in the death benefit description below refers to the death of the contract owner unless the contract owner is a non-natural person, in which case it refers to the death of the Annuitant. Also, the death benefit description refers to the age of the contract owner. If the contract owner is a non-natural person, the relevant age will instead be that of the Annuitant.

Additionally, the death benefit description makes reference to "Pro Rata Adjustments." A pro rata adjustment is calculated separately for each withdrawal, creating a decrease in the death benefit proportional to the decrease the withdrawal makes in the contract value. Pro rata adjustments are made for amounts withdrawn for partial surrenders and any associated surrender charge (which shall be deemed to be an amount withdrawn), but not for any contract fee-related surrenders.

The death benefit will equal the greatest of (1), (2) or (3):

(1) The contract value as of the date used for valuing the death benefit.

(2) The sum or all purchase payments made, reduced by pro rata adjustments for each withdrawal.

(3) The highest Anniversary Value of each of the contract's anniversaries prior to the earlier of: (1) the decedent's death, or (2) the contract owner's attainment of age 75.

An Anniversary Value is equal to:

     (a) the contract value on the anniversary, plus

     (b) any purchase payments made since the anniversary, reduced by

     (c) pro rata adjustments for any withdrawals made since the anniversary.

The pro rata adjustments referred to above are more fully described in Appendix C at the end of this prospectus.

See also Appendix A for sample death benefit calculation.

The death benefit may be reduced by premium taxes where such taxes were imposed upon receipt of purchase payments and were paid by us in behalf of the contract owner. For further information, see "Charges and Deductions--Premium Taxes."

The value of the death benefit is determined as of the end of the Valuation Period in which we receive, at our home office, proof of death and the written request as to the manner of payment. Upon receipt of these items, the death benefit generally will be paid within seven days. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payment." If we do not receive a written request for a settlement method, we will pay the death benefit in a single sum, based on values determined at that time.

The beneficiary may (1) receive a single sum payment which terminates the contract, or (2) select an annuity option. If the beneficiary selects an annuity option, he or she will have all the rights and privileges of an Annuitant under the contract. If the beneficiary desires an annuity option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters."

We accept any of the following as proof of death: (1) a copy of a certified death certificate; (2) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death.

The Internal Revenue Code requires that a Non-Qualified Contract contain certain provisions about an owner's death. We discuss these provisions below under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts." It is imperative that written notice of the death of the contract owner be promptly transmitted to us at our home office, so that we can make arrangements for distribution of the entire interest in the contract to the beneficiary in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the contract not being treated as an annuity contract for federal income tax purposes with possible adverse tax consequences.

CONTRACT LOANS (SECTION 403(b) QUALIFIED CONTRACTS ONLY)

During the Accumulation Period, you may request a loan from the contract value. If the loan meets the amount and repayment requirements described below, we will not report the loan to the Internal Revenue Service as a taxable distribution. We will provide you with forms which you may use if you wish to apply for a loan. You can obtain these forms from our home office.

Any loan will be secured by a security interest in the contract. We will hold an amount equal to the loan in the fixed account, where we will credit it with a fixed account interest rate equal to the contract guaranteed rate until the loan is repaid. If necessary, we will transfer this amount from the subaccounts to the fixed account. In this case, unless you select specific subaccounts, we will transfer the amount proportionately from existing subaccount balances. The loan and any related transfers will be effective at the end of the Valuation Period in which we receive, at our home office, all necessary documentation in connection with the loan request. We will forward the loan proceeds to you within seven days after we receive your request.

There is a loan administrative fee of $100 for each loan. The fee will be deducted from the loan proceeds unless it is submitted along with the loan application. We do not expect that the revenues from these fees will exceed our costs in establishing and administering your contract loan.

We allow you only one outstanding loan at a time. On the date of the loan, the loan may not exceed the lesser of:

(1) 50% of the contract value, or

(2) $50,000 reduced by the highest outstanding loan balance of the previous 12 months.

Certain plans impose additional loan limitations. If your plan is part of:

     - a governmental employer plan,

     - a church plan, or

     - a Section 403(b) salary reduction contribution plan (that satisfies the diversification requirements of the Employee Retirement Income Securities Act of 1974),

then you are subject to additional loan limitations. Under these plans, if a loan is equal to %50 of the contract value and is an amount less than $10,000, then the loan is subject to distinct limitations. Specifically, the loan may not exceed the lesser of:

(1) $10,000, or

(2) the contract value less one year's interest on the loan.

In addition, if you are a member of one of these plans, and you are also a member of additional plans offered by your employer, then the Internal Revenue Service may limit the amount of any loans you may take out under additional plans. In these cases, loan amounts may again be limited to the lesser of:

(1) $10,000, or

(2) the contract value less one year's interest on the loan.

Your loan may have either a variable rate, or a fixed rate that is fixed for the life of the loan. If we have mailed you an endorsement to your contract specifying a fixed rate, and if you have accepted this endorsement, then your loan will have a fixed rate. Otherwise, your loan will have a variable rate.

Loan interest rates are set on August 1st each year and are applicable to all loans made during the 12 months following this date.

For variable rate loans, the loan interest rate is reset every August 1st. The rate is equal to the greater of (1) the published monthly average of Moody's Corporate Bond Yield Average--Monthly Average Corporates for the preceding April, or (2) the weighted average fixed account interest rate being credited to the contracts as of the preceding July 1st plus 1%.

For fixed rate loans, the loan interest rate is equal to the greater of (1) the published monthly average of Moody's Corporate Bond Yield Average--Monthly Average Corporates for the preceding April, or (2) the minimum guaranteed fixed account interest rate specified on the contract.

Principal and interest must be repaid within five years of the loan date. However, if a loan is taken to purchase the Annuitant's principal residence, a longer repayment period applies. In this case, the loan must be repaid within 1 to 30 years of the loan date. Regardless of the loan purpose, interest paid on Qualified Loans subject to Section 403(b) is defined by the Internal Revenue Code as "personal interest".

The loan must be repaid in quarterly installments of principal and interest and may be prepaid at any time. At least 30 days prior to the first installment due date, we will provide you with a repayment schedule. The schedule will list the installment due dates and the installment amounts.

You must make loan payments in a timely manner. If you fail to make loan payments when due, we will place the loan in default, and the entire outstanding loan balance will be due. Unpaid accrued interest will be added to the loan balance. Interest will continue to accrue on the loan balance until you repay it or until we recover the loan balance from the contract when we are permitted to do so by the Internal Revenue Code.

If loan payments are not made when due, the entire loan balance may become immediately taxable. In this case, premature distribution taxes as well as ordinary income taxes may be due. Interest accruing on a loan in default may be taxable each year that the loan remains unpaid.

If any loan amount is outstanding on the annuity commencement date, you may not apply the amount held as security for the loan to an annuity settlement. If the Annuitant or contract owner dies before the annuity commencement date, we reserve the right to deduct any amount owed to us from the death benefit.

Transfers from the fixed account of the amount held as security for the loan balance are restricted while a contract loan is outstanding.

Withdrawals from the contract are also restricted while a loan is outstanding. The minimum contract value remaining after any surrender must be at least $1,000, plus 105% of the sum of the outstanding loan, plus any unpaid accrued interest.

When the loan balance is fully repaid, amounts held in the fixed account can be transferred and amounts held in the contract may be withdrawn, subject to otherwise generally applicable terms and conditions for such transfers or withdrawals.

Contract loans are subject to conditions and requirements under the Internal Revenue Code and, where applicable ERISA. In addition, if a contract has been acquired in connection with a retirement plan, contract loans are also subject to the terms of the plan. The tax and ERISA rules relating to contract loans are complex and in many cases unclear. For these reasons and because the rules vary depending on the individual circumstances of each contract, Fortis Benefits cautions that employers and contract owners should take particular care to consult with qualified advisers before taking action with respect to contract loans.

THE ANNUITY PERIOD

ANNUITY COMMENCEMENT DATE

You may specify an annuity commencement date in your application. The annuity commencement date marks the beginning of the period during which an Annuitant receives annuity payments under the contract. Except for contracts issued in connection with life insurance policies issued by Fortis Benefits, the annuity commencement date must be at least two years after the contract date.

The Internal Revenue Code may impose penalty taxes on amounts distributed either too soon or too late depending on the type of retirement arrangement involved. See "Federal Tax Matters." You should consider this carefully in selecting or changing an annuity commencement date.

You must submit a written request to us in order to advance or defer the annuity commencement date. We must receive the request at our home office at least 30 days before the then-scheduled annuity commencement date. The new annuity commencement date must also be at least 30 days after we receive the written request. You have no right to make any total or partial surrender during the Annuity Period.

COMMENCEMENT OF ANNUITY PAYMENTS

We may pay the entire contract value, rather than apply the amount to an annuity option if the contract value at the end of the Valuation Period that contains the annuity commencement date is less than $5,000. We would make the payment in a single sum to the Annuitant or other properly designated payee and cancel the contract. We would not impose any charge other than the premium tax charge.

Otherwise, we will apply (1) the fixed account value to provide a Fixed Annuity Option and (2) the Separate Account value in any subaccount to provide a Variable Annuity Option using the same subaccount, unless you have notified us by written request to apply the fixed account value and Separate Account value in different proportions. We must receive written request at our home office at least 30 days before the annuity commencement date.

We will make annuity payments under a Fixed or Variable Annuity Option on a monthly basis to the Annuitant or other properly-designated payee, unless we agree to a different payment schedule. If you name more than one person as an Annuitant, you may elect to name one of such persons to be the sole Annuitant as of the annuity commencement date. We reserve the right to change the frequency of any annuity payment so that each payment will be at least $50.

The amount of each annuity payment will depend on (1) the amount of contract value applied to an annuity option, (2) the form of annuity selected and (3) the age of the Annuitant. For information concerning the relationship between the Annuitant's sex and the amount of annuity payments, including special requirements in connection with employee benefit plans, see "Calculation of Annuity Payments" in the Statement of Additional Information. The Statement of Additional Information also contains detailed information about how the amount of each annuity payment is computed.

The dollar amount of any fixed annuity payments is specified during the entire period of annuity payments according to the provisions of the annuity option selected.

The dollar amount of variable annuity payments varies during the annuity period based on changes in Annuity Unit values for the subaccounts that you choose to use in connection with your payments.

RELATIONSHIP BETWEEN SUBACCOUNT INVESTMENT PERFORMANCE AND AMOUNT OF VARIABLE ANNUITY PAYMENTS

The amount of an annuity payment depends on the average effective net investment return of a subaccount during the period since the preceding payment as follows:


     - if the return is higher than 3% annually, the Annuity Unit value will increase, and the second payment will be higher than the first; and

     - if the return is lower than 3% annually, the Annuity Unit value will decrease, and the second payment will be lower than the first.


"Net investment return," for this purpose, refers to the subaccount's overall investment performance, after deduction of the mortality and expense risk and administrative expense charges, which are assessed at an annual rate of 1.35%.

We guarantee that the amount of each variable annuity payment after the first payment will not be affected by variations in our mortality experience or our expenses, except to the extent that we reserve the right to impose the $30 annual administrative expense charge during the Annuity Period just as we do during the Accumulation Period.

Transfers. A person receiving annuity payments may make up to four transfers a year among subaccounts or from subaccounts to the fixed account. The current procedures for these transfers are the same as we describe above under "Allocation of Purchase Payments and Contract Value--Transfers." We do not permit transfers out of the fixed account during the Annuity Period.

ANNUITY OPTIONS

You may select an annuity option or change a previous selection by written request. We must receive your request at least 30 days before the annuity commencement date. You may select one annuity form, although payments under that form may be on a combination fixed and variable basis. If no annuity form selection is in effect on the annuity commencement date, we usually automatically apply Option B (described below), with payments guaranteed for ten years. However, federal pension law may require that we make default payments under certain retirement plans pursuant to plan provisions and/or federal law. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee.

Your contract offers the following options for fixed and variable annuity payments. Under each of the options, we make payments as of the first Valuation Date of each monthly period, starting with the annuity commencement date.

Option A, Life Annuity. We make no payments after the annuitant dies. It is possible for the annuitant to receive only one payment under this option if the annuitant dies before the second payment is due.

Option B, Life Annuity with Payments Guaranteed for 10 Years or 20 Years. We continue payments as long as the annuitant lives. If the annuitant dies before we have made all of the guaranteed payments, we continue installments of the guaranteed payments to the beneficiary.

Option C, Joint and Full Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

Option D, Joint and One-Half Contingent Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. If the annuitant dies first, we continue payments to the joint annuitant at one-half the original amount. If the joint annuitant dies first, we continue payments to the annuitant at the original full amount. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

We also have other annuity options available. You can get information about these from your sales representative or by calling or writing to our home office.

DEATH OF ANNUITANT OR OTHER PAYEE

Under most annuity options offered by us, the amounts, if any, payable on the death of the annuitant during the Annuity Period are the continuation of annuity payments for any remaining guarantee period or for the life of any joint annuitant. In all cases, the person entitled to receive payments also receives any rights and privileges under the annuity form in effect.

Additional rules applicable to such distributions under Non-Qualified Contracts are described under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". Though the rules there described do not apply to contracts issued in connection with qualified plans, similar rules apply to the plans themselves.

CHARGES AND DEDUCTIONS

PREMIUM TAXES

We deduct state premium taxes as follows:

     - when imposed on purchase payments, we pay the amount on your behalf and deduct the amount from your contract value upon (1) our payment of surrender proceeds or death benefit or (2) annuitization of a contract; or

     - when imposed at the time annuity payments begin, we deduct the amount from your contract value

Applicable premium tax rates depend upon your place of residence. Currently, premium taxes and similar assessments range from 0% to 3.5% of purchase payments or the amount annuitized. Rates can change by legislation, administrative interpretations, or judicial acts.

ANNUAL ADMINISTRATIVE CHARGE

A $30 annual administrative charge is deducted from the contract value on each anniversary of the contract date. Some states require a lower administration charge. Therefore, your annual administrative charge may be lower. This charge helps to cover administrative costs incurred in:

     - issuing contracts,

     - establishing and maintaining records relating to contracts,

     - making regulatory filings and furnishing confirmation notices,

     - voting materials and other communications,

     - providing computer, actuarial and accounting services, and

     - processing contract transactions.

We will initially waive this charge during the Annuity Period, although we reserve the right to reinstitute it at any time. In addition, we will waive this charge during the Accumulation Period if the contract value is $25,000 or more at the end of the contract year. We will also waive this charge upon total surrender.

We will deduct the annual administrative charge by redeeming Accumulation Units from each subaccount of the Separate Account and by redeeming Accumulation Units from the fixed account. Contract value is the total value of the Separate Account and the fixed account. We will redeem Accumulation Units in proportion to the allocation of contract value among both:

     - the subaccounts of the Separate Account, and

     - the fixed account

If you totally surrender the contract and the contract value is less than $25,000, we will deduct the full annual administration charge at the time of surrender.

CHARGES AGAINST THE SEPARATE ACCOUNT

We will assess certain charges against the Separate Account. These charges will be assessed as a percentage of the net assets of the Separate Account. These charges compensate us for contract risks and for administrative expenses.

Mortality and Expense Risk Charge. We assess each subaccount of the Separate Account with a daily charge for mortality and expense risk. This charge is a nominal annual rate of 1.25% of the average daily net assets of the Separate Account. It consists of approximately .8% for mortality risk and approximately
 .45% for expense risk. We guarantee not to increase this charge for the duration of the contract. We assess this charge daily when we determine the value of an Accumulation Unit. This charge is assessed during both the Accumulation Period and the Annuity Period.

The mortality risk we bear arises from our obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. This assures that neither an Annuitant's own longevity, nor an improvement in life expectancy generally, will have an adverse effect on the annuity payments the Annuitant will receive under the contract. This relieves the Annuitant from the risk that he or she will outlive the funds accumulated for retirement.

In addition, we bear a mortality risk in that we guarantee to pay a death benefit in a single sum (which may also be taken in the form of an annuity option) upon the death of an Annuitant or contract owner prior to the annuity commencement date. We do not impose a surrender charge upon payment of a death benefit. This places a further mortality risk on us.

The expense risk we assume is that actual expenses incurred in connection with issuing and administering the contracts will exceed the limits on administrative charges set in the contracts.

We bear the loss if the administrative charges and the mortality and expense risk charge are insufficient to cover the expenses and costs assumed. Conversely, we profit if the amount deducted proves more than sufficient.

Administrative Expense Charge. We assess each subaccount of the Separate Account with a daily charge at a nominal annual rate of .10% of the average daily net assets of the subaccount. We assess this charge during both the Accumulation Period and the Annuity Period. The daily administrative expense charge helps cover administrative expenses such as those described above under "Annual Administrative Charge." The daily administrative expense charge, like the annual administrative charge, is designed to defray expenses incurred. There is no necessary relationship between the amount of administrative charges assessed on a given contract and the amount of expenses actually incurred for that contract.

Tax charge. We currently impose no charge for taxes payable by us in connection with this contract, other than for applicable premium taxes. We reserve the right to impose a charge for any other taxes that may become payable by us in the future for the contracts or the Separate Account.

The annual administrative charge and charges against the Separate Account described above are for the purposes described. We may receive a profit as a result of these charges.

SURRENDER CHARGE

We do not deduct a sales charge from purchase payments. We deduct surrender charges on certain total or partial surrenders. We use the revenue from surrender charges to partially pay our expenses in the sale of the contracts, including (1) commissions (2) promotional, distribution, and marketing expenses, and (3) costs of printing and distribution of prospectuses and sales material.

Free Surrenders. You can withdraw the following amounts from the contract without a surrender charge:

     - Any purchase payments that we received more than five years before the surrender date and that you have not previously surrendered;

     - In any contract year, up to 10% of the purchase payments that we received less than five years before the surrender date (whether or not you have previously surrendered the purchase payments).

Surrender charges do not apply to contract earnings. Therefore, we deem purchase payments not subject to a surrender charge as withdrawn first. If all purchase payments have been withdrawn, the remaining earnings can be withdrawn without a surrender charge. We assume that all purchase payments are withdrawn before earnings are withdrawn. However, for federal income tax purposes, certain partial surrenders will be deemed to come first from earnings. See "Federal Tax Matters."

We do not impose a surrender charge on (1) annuitization or (2) payment of a single sum because the contract value is less than the minimum required to provide an annuity on the annuity commencement date or (3) payment of any death benefit.


In addition, we have an administrative policy to waive surrender charges for full surrenders of contracts that have been in force for at least ten years if the amount then subject to the surrender charge is less than 25% of the contract value. We have offered these contracts since 1997. Therefore, we have made no waivers. We reserve the right to change or terminate this practice at any time, both for new and for previously issued contracts.


Amount of Surrender Charge. We only apply surrender charges if the amount being withdrawn exceeds the sum of the amounts listed above under Free Surrenders. The surrender charge is 5% of the purchase payments withdrawn which we received less than five years before the surrender date.

We anticipate the surrender charge will not be sufficient to cover our distribution expenses. To the extent that the surrender charge is insufficient, we will pay such costs from our general account assets. Those assets will include any profit that we derive from the mortality and expense risk charge.

Nursing Care/Hospitalization Waiver of Surrender Charges. We do not deduct surrender charges for a total or partial withdrawal:

     - after a covered person has been confined in a hospital or skilled health care facility for at least 60 consecutive days and the covered person continues to be confined in the hospital or skilled care facility when the request is made; or

     - within 60 days following a covered person's discharge from a hospital or skilled health care facility after confinement of at least 60 consecutive days.

Confinement must begin after the effective date of this provision.

Covered persons are the contract owner or owners and the spouse of any contract owner if the spouse is the Annuitant. We will not waive surrender charges when a confinement is due to (1) substance abuse, (2) mental or personality disorders without a demonstrable organic disease. We consider a degenerative brain disease such as Alzheimer's Disease an organic disease.

We provide this nursing care/hospitalization waiver of surrender charges by means of a rider to the contract. This rider has not been approved in all states. When you apply for a contract you should check with your Fortis Benefits representative to determine if this rider is available in your state.

MISCELLANEOUS

The Separate Account invests in shares of the portfolios. Therefore, the net assets of the Separate Account will reflect the investment advisory fees and certain other expenses incurred by the portfolios and described in their prospectuses.

REDUCTION OF CHARGES

We will not impose a surrender charge under any contract owned by:

(A) Fortis, Inc. or its subsidiaries, and the following persons associated with such companies, if at the contract issue date they are:

     (1) officers and directors;

     (2) employees; or

     (3) spouses of any such persons or any of such persons' children, grandchildren, parents, grandparents, or siblings--or spouses of any of these persons;

(B) Series Fund directors, officers, or their spouses (or such persons' children, grandchildren, parents or grandparents or spouses of any such persons); and

(C) representatives or employees (or their spouses) of Fortis Investors (including agencies) or of other broker-dealers having a sales agreement with Fortis Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons).

We may reduce or waive our annual administrative charge when we sell a contract to an individual or to a group in a manner that results in savings or in reduction of administrative expense. We will not reduce or eliminate the annual administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

FIXED ACCOUNT

You may allocate purchase payments and transfer contract value to the fixed account. In this case, purchase payments and transfers of contract value are held in our general account.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account, nor any interests therein, are subject to the provisions of these acts. As a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the fixed account.

Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for the aspects of the contract involving the Separate Account and contains only selected information regarding the fixed account. More information regarding the fixed account may be obtained from our home office or from your sales representative.

GENERAL DESCRIPTION

Our obligations with respect to the fixed account are supported by our general account. Subject to applicable law, we have sole discretion over the investment of assets in our general account.

Fortis Benefits guarantees that contract value in the fixed account will accrue interest at an effective annual rate of at least 3%, independent of the actual investment experience of the general account. We may, at our sole discretion, credit higher rates of interest, although we are not obligated to credit interest in excess of the guaranteed annual rate of 3%. Any interest rate in excess of 3% per year with respect to any amount in the fixed account pursuant to a contract will not be modified more than once each calendar year. Any higher rate of interest will be quoted at an effective annual rate. The rate of any excess interest initially or subsequently credited to any amount can vary. This will depend on when the amount was originally allocated to the fixed account. Once credited, excess interest will be guaranteed and will be added to the contract value in the fixed account (from which deductions for fees and charges may be made).

Charges under the contract are the same as those applied to the Separate Account. However, the 1.35% annual charge for mortality and expense risk and for administrative expenses is not imposed on amounts of contract value in the fixed account.

FIXED ACCOUNT VALUE

The contract's fixed account value on any Valuation Date is the sum of the:

     - purchase payments allocated to the fixed account, plus

     - any transfers from the Separate Account, plus

     - interest credited to the fixed account, less

     - any surrenders, surrender charges or annual administrative charges allocated to the fixed account or transfers to the Separate Account.

FIXED ACCOUNT TRANSFERS, TOTAL AND PARTIAL SURRENDERS

With respect to total and partial surrenders, amounts in the fixed account are generally subject to the same rights and limitations as amounts allocated to the subaccounts of the Separate Account. Therefore, with respect to total and partial surrenders, amounts in the fixed account are also subject to the same charges as amounts allocated to the subaccounts of the Separate Account. See "Fortis Benefits and The Separate Account--Total and Partial Surrenders."

Transfers out of the fixed account have special limitations. Prior to the annuity commencement date, you may transfer part or all of the contract value from the fixed account to the Separate Account, provided that (1) no more than one transfer is made each contract year, (2) no more than 50% of the fixed account value is transferred at any time (unless the balance in the fixed account after the transfer would be less than $1,000, in which case up to the entire balance may be transferred) and (3) at least $500 is transferred at any one time (or, if less, the entire amount in the fixed account). However, we may permit a continuing request for transfer of lesser specified amounts automatically on a periodic basis. We reserve the right to discontinue or modify any such arrangements at our discretion.

No transfers from the fixed account may be made after the annuity commencement date.

GENERAL PROVISIONS

THE CONTRACT

The entire contract includes any application, amendment, rider, endorsement and revised contract pages. Only the President, Secretary and Registrar of Fortis Benefits can agree to change or waive any provision of a contract. Any change or waiver must be in writing and signed by one of these representatives of Fortis Benefits.

The contracts are non-participating and do not share in dividends or earnings of Fortis Benefits.

POSTPONEMENT OF PAYMENTS

With respect to amounts in the subaccounts of the Separate Account, payment of any amount due upon a total or partial surrender, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received by us at our home office.

However, we may defer the determination, application or payment of any death benefit, partial or total surrender or annuity payment, to the extent dependent on Accumulation or Annuity Unit values as follows: (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, (2) for any period during which any emergency exists as a result of which it is not reasonably practicable for us to determine the investment experience for the contract, or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.

Additionally, we may defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear. We may also defer payment of surrender proceeds payable out of the fixed account for a period of up to 6 months.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the Annuitant's age or sex was misstated, we pay the amount that the purchase payments paid would have purchased at the correct age and sex. If we make any overpayment because of incorrect information about age or sex, or any other miscalculation, we deduct the overpayment from the next payment due. We add underpayments to the next payment. We will credit or charge the amount of any adjustment with interest at the rate of 3% annually.

ASSIGNMENT AND OWNERSHIP RIGHTS

Owners and payees may assign their rights and interests under a Qualified Contract only in certain narrow circumstances referred to in the contract. Contract owners and other payees may assign their rights and interests under Non-Qualified Contracts, including their ownership rights.

We take no responsibility for the validity of any assignment. Owners and payees must make a change in ownership rights in writing and send it to our home office. The change will be effective on the date made, although we are not bound by a change until the date we record it.

The rights under a contract are subject to any assignment of record at our home office. An assignment or pledge of a contract may have adverse tax consequences. See below under "Federal Tax Matters."

BENEFICIARY

You may name or change a beneficiary or a contingent beneficiary before the annuity commencement date. You must send a written request of the change to Fortis Benefits. Certain retirement programs may require spousal consent to name or change a beneficiary. Applicable tax laws and regulations may limit the right to name a beneficiary other than the spouse. We are not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payment we make or action we take before receiving the written request. We also need the consent of any irrevocably named person before making a requested change.


Upon the death of a contract owner, or the Annuitant if the contract owner is an non-natural person, prior to the annuity commencement date the beneficiary will be deemed to be as follows:

     - If there is any surviving contract owner, the surviving contract owner will be the beneficiary (this overrides any other beneficiary designation).

     - If there is no surviving contract owner, the beneficiary will be the beneficiary designated by the contract owner.

     - If there is no surviving contract owner and no surviving beneficiary who has been designated by the contract owner, the estate of the last surviving contract owner will be the beneficiary.

REPORTS

We will mail to the contract owner, at the last known address of record, any report required by applicable law or regulation. You should therefore give us prompt written notice of any address change. Each contract owner will also be sent an annual and a semi-annual report for the portfolios and a list of the portfolio securities held in each portfolio. All reports will be mailed to the person receiving payments during the Annuity Period, rather than to the contract owner.

RIGHTS RESERVED BY FORTIS BENEFITS

We reserve the right to make certain changes if, in our judgement, they would best serve the interests of contract owners and Annuitants or would be appropriate in carrying out the purposes of the contract. We will make any change only as permitted by applicable laws. We will obtain your approval of the changes and approval from any appropriate regulatory authority if required by law. Examples of the changes we may make include:

     - To operate the Separate Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

     - To transfer any assets in any subaccount to another subaccount, or to one or more separate accounts, or to the fixed account; or to add, combine or remove subaccounts in the Separate Account.

     - To substitute, for the portfolio shares held in any subaccount, the shares of another portfolio or the shares of another investment company or any other investment permitted by law.

     - To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the contract as an annuity.

     - To change the time or times of day at which a Valuation Date is deemed to have ended.

     - To make any other necessary technical changes in the contract in order to conform with any action the above provisions permit us to take, including to change the way us assess charges, but without increasing, as to any then outstanding contract, the aggregate amount of the types of charges that we have guaranteed.

DISTRIBUTION

Fortis Investors, Inc. ("Fortis Investors") is the principal underwriter of the contracts. The contracts will be sold by individuals who are licensed by state insurance authorities to sell the contracts of Fortis Benefits and (1) are registered representatives of Fortis Investors or (2) are registered representatives of other broker-dealer firms, or (3) are representatives of other firms that are exempt from broker-dealer regulation. Fortis Investors and any other broker-dealer firms are (1) registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and (2) members of the National Association of Securities Dealers, Inc.

Fortis Investors will pay an allowance to its registered representatives and selling brokers in varying amounts. Fortis Investors does not expect the allowances under normal circumstances to exceed 6.25% of purchase payments plus a servicing fee of .25% of contract value per year, starting in the first contract year.

Fortis Investors may, under certain flexible compensation arrangements, pay lesser or greater selling allowances and larger or smaller service fees to its registered representatives and other broker dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarial present values that are approximately equivalent to the amounts of the selling allowances and service fees set forth above. Additionally, registered representatives, broker-dealer firms and exempt firms may qualify for additional compensation based upon meeting certain production standards. Fortis Investors may "chargeback" commissions paid to others if the contract upon which the commission was paid is surrendered or canceled within certain specified time periods.

Fortis or Fortis Investors may also provide additional compensation to broker-dealers in connection with sales of contracts. Compensation may include financial assistance to broker-dealers in connection with (1) conferences, (2) sales or training programs for their employees, (3) seminars for the public, (4) advertising, (5) sales campaigns regarding contracts, and (6) other broker-dealer sponsored programs or events. Compensation may also include trips taken by invited sales representatives and their family members to locations within or without the United States for business meetings or seminars. Fortis or Fortis Investors may pay travel expenses that arise from these trips.

Fortis Investors is an indirect subsidiary of Fortis (NL)N.V. and Fortis (B). Fortis Investors is under common control with Fortis Benefits. Fortis Investors' principal business address is the same as that of our home office.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes. These rules are based on laws, regulations and interpretations that are subject to change at any time. This summary is not comprehensive. We do not intend it as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser as to the tax implications of taking any action under a contract or related retirement plan.

NON-QUALIFIED CONTRACTS

Section 72 of the Internal Revenue Code (the "Code") governs the taxation of annuities in general. Neither you nor any other person may exclude or deduct purchase payments under Non-Qualified Contracts from gross income. However, you are not currently taxed, until receipt, on any increase in the accumulated value of a Non-Qualified Contract that results from (1) the investment performance of the Separate Account or (2) interest credited to the fixed account. Contract owners who are not natural persons are taxed annually for any increase in the contract value subject to certain exceptions. You may wish to discuss this with your tax adviser.

The following discussion applies generally to contracts owned by natural persons.

In general, surrenders or partial withdrawals under contracts are taxed as ordinary income to the extent of the accumulated income or gain under the contract. If you assign or pledge any part of the contract value, you pay on the value so pledged or assigned to the same extent as a partial withdrawal.

With respect to annuity payment options, the tax consequences may vary depending on the option elected under the contract. Until the "investment in the contract" is recovered, generally only the portion of the annuity payment that represents the amount by which the contract value exceeds the "investment in the contract" will be taxed. In general, "investment in the contract" is the aggregate amount of purchase payments made. After recovery of the "investment in the contract", the full amount of any additional annuity payments is taxable.

For variable annuity payments, in general the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is the amount of the payment less the nontaxable portion. The nontaxable portion of each payment is the "investment in the contract" divided by the total number of expected annuity payments.

For fixed annuity payments in general, prior to recovery of the "investment in the contract," there is no tax on the amount of each payment that bears the same ratio to such payment that the "investment in the contract" bears to the total expected return under the contract. The remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all contracts, and other annuity contracts, we or our affiliates issue to you within the same calendar year will be treated as if they were a single contract.

You, or any other payee, will pay a 10% penalty on the taxable portion of a "premature distribution." Generally, an amount is a "premature distribution" unless the distribution is:

     - made on or after you or another payee reach age 59 1/2, or is

     - made to a beneficiary on or after your death, or is

     - made upon your disability or that of another payee, or is

     - part of a series of substantially equal annuity payments for your life or life expectancy, or the life or life expectancy of you or your beneficiary

Premature distributions may result, for example, from:

     - an early annuity commencement date

     - an early surrender or partial surrender of a contract

     - an assignment of a contract

     - the early death of an annuitant other than you or another person receiving annuity payments under the contract

If you transfer ownership of a contract, or designate an Annuitant or a payee other than yourself, you may have certain income or gift tax consequences that are beyond the scope of this discussion. If you are contemplating any transfer or assignment of a contract, you should contact a competent tax adviser.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

In order that a Non-Qualified Contract be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires:

     - if any person receiving annuity payments dies on or after the annuity commencement date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the person's death; and

     - if you die prior to the annuity commencement date, the entire interest in the contract will be distributed:

     - within five years after your death, or

     - as annuity payments that will begin within one year of your death and will be made over your designated beneficiary's life or over a period not extending beyond the life expectancy of that beneficiary.

However, if the contract owner's designated beneficiary is the surviving spouse, the surviving spouse may continue the contract as the new contract owner. Where the contract owner or other person receiving payments is not a natural person, the required distributions under Section 72(s) apply on the death of the primary Annuitant.

The Internal Revenue Service has not issued regulations interpreting the requirements of Section 72(s). However, it has issued proposed regulations interpreting similar requirements for qualified plans. We intend to review and modify the contract if necessary to ensure that it complies with the requirements of Section 72(s) when clarified by regulation or otherwise.

Generally, the above requirements will be satisfied with a single sum payment where the death occurs prior to the annuity commencement date. A single sum payment will be subject to proof of the contract owner's death. The beneficiary, however, may elect by written request to receive an annuity option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, the IRS may disregard the election for tax purposes and tax the beneficiary as if a single sum payment had been made.

QUALIFIED CONTRACTS

The contract may be used with several types of tax-qualified plans. The tax rules applicable to contract owners, Annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a tax qualified plan on your behalf are excludible from your gross income during the Accumulation Period. The portion, if any, of any purchase payment that is not excluded from your gross income during the Accumulation Period constitutes your "investment in the contract".

When annuity payments begin, you will receive back your "investment in the contract," if any, as a tax-free return of capital. The Code provides which portion of each payment is taxable and which portion is tax free. These rules may vary depending on the type of tax qualified plan.

The contracts are available in connection with the following types of retirement plans:

     - Section 403(b) annuity plans for employees of certain tax-exempt organizations and public education institutions;

     - Section 401 or 403(a) qualified pension, profit-sharing or annuity plans;

     - individual retirement annuities ("IRAs") under Section 408(b);

     - simplified employee pension plans ("SEPs") under Section 408(k);

     - SIMPLE IRA Plans under Section 408(p); and

     - Section 457 unfunded deferred compensation plans of tax-exempt organizations and private employer unfunded deferred compensation plans.

WITHHOLDING

Annuity payments and other amounts received under contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Despite the recipient's election, the Code may require withholding from certain payments outside the United States. The Code may also require withholding from certain distributions from certain types of qualified retirement plans unless the proceeds are transferred directly from the qualified retirement plan to another qualified retirement plan. Moreover, special "backup withholding" rules may require that we disregard the recipient's election if the recipient fails to supply us with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

PORTFOLIO DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Code that set forth diversification requirements for the investments underlying the Non-Qualified Contracts. We believe that the investments will satisfy these requirements. Failure to do so would result in immediate taxation to you or another person of all income credited to Non-Qualified Contracts. Also, current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause you or another person to be treated as the owners of Separate Account assets for tax purposes. We reserve the right to amend the contracts in any way necessary to avoid any such result. The Treasury Department has stated that it expects to establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if the Treasury Department considered such standards not to embody a new position.

CERTAIN EXCHANGES

Section 1035 of the Code provides generally that no gain or loss will be recognized upon the exchange of a life insurance or annuity contract for an annuity contract. Thus, a properly completed exchange pursuant to the special annuity contract exchange form we provide for this purpose is not generally a taxable event under the Code. Moreover, your investment in the contract will be the same as your investment in the contract you exchanged out of. However, an exchange from a Fortis Group Fund or other investment that is not a life insurance or annuity contract may be a taxable event.

Various provisions of the tax laws may "grandfather" certain annuity contracts. For example, certain annuity contracts issued before January 19, 1985 may not be subject to the distribution rules of Code Section 72(s), and certain distributions from contracts issued before the same date may not be subject to the 10% penalty tax for premature distributions. In addition, if a contract contained principal on August 13, 1982, that principal may generally be withdrawn in a partial distribution before the withdrawal of any taxable gain in the contract. These provisions may be lost if a grandfathered contract is exchanged for a non-grandfathered contract.

Certain contract exchanges are subject to Code Section 1035. Where an exchange is subject to this Code Section, certain grandfathered provisions may be preserved. If your exchange is subject to Section 1035, we may be able to assist you in preserving grandfathered provisions by "tracking" amounts accumulated through past purchase payments. Payments made before or after the effective date of the Tax Equity and Fiscal Responsibility Act of 1982 may have different tax consequences. Therefore, you must provide us with an accurate history of your past purchase payments.

TAX LAW RESTRICTIONS AFFECTING SECTION 403(B) PLANS

Section 403(b)(11) of the Internal Revenue Code restricts the distribution under
Section 403(b) annuity contracts of:

(1) elective contributions made for years beginning after December 31, 1988;

(2) earnings on those contributions; and

(3) earnings on amounts held as of December 31, 1988.

Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, we may not distribute income attributable to elective contributions which accrues after December 31, 1988.

VOTING PRIVILEGES

In accordance with our view of current applicable law, we will vote shares of each of the portfolios attributable to a contract at regular and special meetings of the shareholders of a portfolio. We will vote those shares in proportion to instructions we receive from the persons having the voting interest in the contract as of the record date for the corresponding portfolio shareholders meeting. Contract owners have the voting interest during the Accumulation Period. Persons receiving annuity payments have the voting interest during the Annuity Period, and beneficiaries have the voting interest after the death of the Annuitant or contract owner. However, if the Investment Company Act of 1940 or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the portfolios in our own right, we may elect to do so.

We determine the number of shares of a portfolio attributable to a contract as follows:

     - During the Accumulation Period, we divide the amount of contract value in a subaccount by the net asset value of one share of the portfolio corresponding to that subaccount. We make this calculation as of the record date for the applicable portfolio.

     - During the Annuity Period, or after the death of the Annuitant or owner, we make a similar calculation. However, for subaccount value we use the liability for future variable annuity payments allocable to that subaccount as of the record date for the applicable portfolio. We calculate the liability for future variable annuity payments on the basis of the following on the record date:

       - mortality assumptions,

       - the assumed interest rate used in determining the number of Annuity Units under the contract, and

       - the applicable Annuity Unit value

During the Annuity Period, the number of votes attributable to a contract will generally decrease since funds set aside to make the annuity payments will decrease.

Under certain contracts, we will vote portfolio shares according to instructions we receive from the contract owner. However, we adjust this policy where the Annuitant or payee is not the contract owner. Under this circumstance, the Annuitant or payee may instruct the contract owner who, in turn, relays this instruction to us. We will vote those portfolio shares that we can attribute to the purchase payments of the Annuitant or payee in accordance with the instruction relayed to us. In addition, in certain circumstances such as an employee benefit plan, we allow the Annuitant or payee to direct how we vote additional shares beyond those that we can attribute to the purchase payments of the Annuitant or payee. However, we do so only to the extent authorized by the contract. We compute the number of shares that may be attributed to the Annuitant of payee on a basis consistent with that for attributing portfolio shares to contract owners, as described above.

Contract owners are to instruct Fortis Benefits to vote in accordance with such directions from Annuitants and payees. Furthermore, contract owners are to instruct us to vote shares of any portfolio for which directions could have been but were not received from Annuitants and other payees in the same proportion as other shares in that portfolio attributable to the contract owner which are to be voted in accordance with directions received from Annuitants and other payees. The contract owner may instruct us as to the voting of any other shares attributable to contracts as the contract owner may determine. The Separate Account and Fortis Benefits do not have any obligation to determine whether or not voting directions are requested or received by a contract owner or whether or not a contract owner has instructed us in accordance with directions given by Annuitants and other payees.

We will vote shares for which we have not received timely instructions, and any shares attributable to excess amounts we have accumulated in the related subaccount, in proportion to the voting instructions which we receive for all contracts and other variable annuity contracts participating in a portfolio. To the extent that we or any affiliated company holds any shares of a portfolio, those shares will be voted in the same proportion as instructions for that portfolio from all our policy owners holding voting interests in that portfolio. Shares held by separate accounts other than the Separate Account will in general be voted in accordance with instructions of participants in such other separate accounts. This diminishes the relative voting influence of the contracts.

Each person having a voting interest in a subaccount of the Separate Account will receive proxy material, reports and other materials relating to the appropriate portfolio. Under the procedures described above, these persons may give instructions regarding:

     - the election of the Board of Directors of the portfolios,

     - ratification of the selection of a portfolio's independent auditors,

     - the approval of the investment managers of a portfolio,

     - changes in fundamental investment policies of a portfolio, and

     - all other matters that are put to a vote of portfolio shareholders

STATE REGULATION

We are subject to regulation and supervision by the Commerce Department of the State of Minnesota, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. We intend to satisfy the necessary requirements to sell contracts in the District of Columbia and in all states other than New York as soon as possible.

LEGAL MATTERS

David A. Peterson, Esquire, Vice President and Assistant General Counsel with our legal department has passed on the legality of the contracts described in this prospectus. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Fortis Benefits on certain federal securities law matters.

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION



Fortis Benefits................................
Calculation of Annuity Payments................
Services.......................................
  - Safekeeping of Separate Account Assets.....
  - Experts....................................
  - Principal Underwriter......................
Limitation On Allocations......................
Change of Investment Adviser or Investment
  Policy.......................................
Taxation Under Certain Retirement Plans........
Other Information..............................
Financial Statements...........................
APPENDIX A--Performance Information............

APPENDIX A--SAMPLE DEATH BENEFIT CALCULATIONS

                                                                EXAMPLE 1    EXAMPLE 2
DATE OF DEATH IS THE 3RD CONTRACT ANNIVERSARY:                  ---------    ---------
  a. Purchase Payments Made Prior to Date of Death               $30,000      $30,000
  b. Contract Value on Date of Death                             $20,000      $37,000
  c. 1 Year Ratchet Option Value                                 $35,000      $37,000
Death Benefit is larger of a, b, and c                           $35,000      $37,000

                                                              EXAMPLE 1   EXAMPLE 2
DATE OF DEATH IS THE 5TH CONTRACT ANNIVERSARY:                ---------   ---------
  a. Purchase Payments Made Prior to Date of Death             $30,000     $30,000
  b. Contract Value on Date of Death                           $32,000     $35,000
  c. 1 Year Ratchet Option Value                               $36,000     $35,000
Death Benefit is larger of a, b, and c                         $36,000     $35,000

                                                              EXAMPLE 1   EXAMPLE 2
DATE OF DEATH IS THE 10TH CONTRACT ANNIVERSARY:               ---------   ---------
  a. Purchase Payments Made Prior to Date of Death             $30,000     $30,000
  b. Contract Value on Date of Death                           $20,000     $40,000
  c. 1 Year Ratchet Option Value                               $34,000     $40,000
Death Benefit is larger of a, b, and c                         $34,000     $40,000

APPENDIX B--EXPLANATION OF EXPENSE CALCULATIONS

The expense for a given year is calculated by multiplying the projected beginning of the year policy value by the total expense rate. The total expense rate is the sum of the variable account expense rate plus the total portfolio expense rate plus the annual administrative charge rate.

The policy values are projected by assuming a single payment of $1,000 grows at an annual rate equal to 5% reduced by the total expense rate described above.

For example, the 3 year expense for the Growth Stock Series, is calculated as follows:


--------------------------------------------------------------------------------
         Total Variable Account Annual Expenses                        1.35%
--------------------------------------------------------------------------------
     +   Total Series Fund Operating Expenses                           .66%
--------------------------------------------------------------------------------
     +   Annual Administrative Charge Rate (See Below)                  .04%
--------------------------------------------------------------------------------
     =   Total Expense Rate                                            2.05%
--------------------------------------------------------------------------------



The Annual Administrative Charge Rate is calculated by dividing the total Annual Contract Charges we collected in 1997 by the average policy value in force in 1999.


Year 1 Beginning Policy Value = $1000.00

Year 1 Expense = 1000.00 X 0.0205 = $20.50



Year 2 Beginning Policy Value = $1029.50


Year 2 Expense = 1029.50 X 0.0205 = $21.10



Year 3 Beginning Policy Value = $1059.88


Year 3 Expense = 1059.66 X 0.0205 = $21.73



So the cumulative expenses for years 1-3 for the Growth Stock Series are equal to $20.50 + $21.10 + $21.73 = $63.33


If the contract is surrendered, the surrender charge is the surrender charge percentage times the purchase payment minus the 10% free withdrawal amount:

Surrender Charge Percentage X (Initial Premium - 10% Free Withdrawal) = Surrender Charge
     0.05 X ($1000.00 - $100.00) = $45.00


So the total expense if surrendered is $63.33 + $45.00 = $108.33

APPENDIX C--PRO RATA ADJUSTMENTS

Pro rata adjustments are made for withdrawals in calculating the death benefit payable under the contract. The benefit is described under the section of this prospectus entitled Benefit Payable on Death of Contract Owner (or Annuitant).

Under the death benefit set forth as (2) in that section, the pro rata adjustment for a given withdrawal is equal to:

     (a) the withdrawn amount, divided by

     (b) the contract value immediately before the amount was withdrawn, the result multiplied by

     (c) the aggregate amount of all prior purchase payments less pro rata adjustments for all prior withdrawals.

Under the death benefit set forth as (3) in that section, the pro rata adjustment for a given withdrawal is equal to

     (a) the withdrawn amount, divided by

     (b) the contract value immediately before the amount was withdrawn, the result multiplied by

     (c) the quantity equal to:

         (i) the contract value on the anniversary, plus

         (ii) purchase payments made since the anniversary and before withdrawal, minus

        (iii) pro rata adjustments for withdrawals made since the anniversary and before the given withdrawal.

         Individual Flexible Premium Deferred Variable Annuity Contracts
                        (Opportunity and Opportunity +)
                                    Issued by

                        FORTIS BENEFITS INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2000

This Statement of Additional Information is not a Prospectus. It is intended that this Statement of Additional information be read in conjunction with the Prospectus for a flexible premium deferred variable annuity contract ("Contract"), dated May 1, 2000. A copy of the Prospectus may be obtained without charge from Fortis Investors, Inc. 1-800-800-2000, ext. 3057; mailing address: P.O. Box 64272, St. Paul, MN 55164. The Contracts are issued by Fortis Benefits through its Variable Account D (the "Separate Account").

TABLE OF CONTENTS

Fortis Benefits...........................................................2
Calculation of Annuity Payments...........................................2
Services
  - Safekeeping of Separate Account Assets................................3
  - Principal Underwriter ................................................3
Limitation on Allocations.................................................4
Change of Investment Adviser or Investment Policy.........................4
Taxation Under Certain Retirement Plans...................................4
Other Information.........................................................8
Financial Statements......................................................9
Appendix A - Performance Information....................................A-1

In order to supplement the description in the Prospectus, the following provides additional information about the Contract and other matters which may be of interest to Contract Owners, Annuitants and Beneficiaries. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Special Terms Used in This Prospectus."

FORTIS BENEFITS

Fortis Benefits Insurance Company, the issuer of the Contracts, is a Minnesota corporation qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is a wholly-owned subsidiary of Interfinancial, Inc., a stock company originated under the laws of Georgia, which itself is a wholly-owned subsidiary of Fortis, Inc. Fortis, Inc. is a corporation based in New York, which manages the United States operations of Fortis(NL) N.V. and Fortis (B). Fortis, Inc. is wholly-owned by AMEV/VSB 1990. The latter is 50% owned by Fortis (NL) N.V. and 50% owned, through certain subsidiaries, by Fortis (B).

Fortis (NL) N.V. is a publicly-traded, multi-national insurance and financial services group headquartered in The Netherlands. Fortis (NL) N.V. is an international financial services firm that has been in business since 1847. It is one of the largest holding companies in Europe with subsidiary companies in twelve countries on four continents. Fortis (NL) N.V. is the third largest insurance company in the Netherlands. Fortis (B) is a multi-national insurance, real estate and financial services firm that has been in business since 1824. It has subsidiary companies in eight countries. Fortis (B) is one of the largest life insurance companies in Belgium. Fortis (NL) N.V. and Fortis (B) have combined assets of approximately $406 billion.

Best's Insurance Reports has assigned Fortis Benefits a rating of A (Excellent) for financial position and operating performance. Fortis Benefits has a rating of AA- from Standard & Poor's. As defined by Standard & Poor's, insurers rated AA- offer "very strong financial strength." These ratings represent such rating agencies' independent opinion of Fortis Benefits' financial strength and ability to meet policy holder obligations, but have no relevance to the performance and quality of the assets in Subaccounts of the Variable Account.

CALCULATION OF ANNUITY PAYMENTS

FIXED ANNUITY OPTION

The amount of each annuity payment under a Fixed Annuity Option is fixed and guaranteed by Fortis Benefits. Monthly fixed annuity payments will start as of the end of the Valuation Period that contains the Annuity Commencement Date. At that time, the Contract Value of the Contract is computed and that portion of the Contract Value which will be applied to the Fixed Annuity Option selected is determined. The amount of the first monthly payment under the Fixed Annuity Option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply such amount of Contract Value to the annuity form selected. The dollar amounts of any fixed annuity payments after the first are specified during the entire period of annuity payments according to the provisions of the annuity form selected.

VARIABLE ANNUITY OPTION

Annuity Units. To the extent a Variable Annuity Option has been selected, we convert the Accumulation Units for each Subaccount of the Separate Account into Annuity Units for each Subaccount at their values determined as of the end of the Valuation Period which contains the Annuity Commencement Date. As of such time, any Fixed Account Value to be applied to a Variable Annuity Option is also converted to Annuity Units in the Subaccounts selected based on the then-current Annuity Unit value. The initial number of Annuity Units in each Subaccount is determined by dividing the amount of the initial monthly variable annuity payment (see "Variable Annuity Option--Variable Annuity Payments," below) allocable to that Subaccount by the value of one Annuity Unit in that Subaccount as of the time of the conversion. The number of Annuity Units for each Subaccount will remain constant, as long as an annuity remains in force and the allocation among the Subaccounts has not changed.

The value of each Subaccount's Annuity Units will vary to reflect the investment experience of that Subaccount as well as charges deducted from the Subaccount. The value of each Subaccount's Annuity Units is equal to the prior value of the Subaccount's Annuity Units multiplied by the net investment factor for that Subaccount

(discussed in the Prospectus under "Contract Value") for the Valuation Period ending on that Valuation Date, with an offset for the 4% assumed interest rate used in the annuity tables of the Contract.

Variable Annuity Payments. Variable annuity payments start at the end of the Valuation Period that contains the Annuity Commencement Date, and will vary in amount as the related Annuity Unit values vary. The amount of the first monthly payment is shown on the annuity tables contained in the Contract for each $1,000 of Contract Value applied to the Variable Annuity Option selected as of the end of such Valuation Period. The first variable annuity payment is, in effect, allocated among the Subaccounts in the same proportion as the Contract Value is allocated among the Subaccounts upon commencement of annuity payments.

Payments after the first will vary in amount and are determined on the first Valuation Date of each subsequent monthly period. If the monthly payment under the annuity form selected is based on the value of Annuity Units of a single Subaccount, the monthly payment is found by multiplying the number of the Contract's Annuity Units for that Subaccount by the Annuity Unit value of such Subaccount as of the first Valuation Date in each monthly period following the Annuity Commencement Date. If the monthly payment under the Variable Annuity Option selected is based upon the value of Annuity Units in more than one Subaccount, this is repeated for each applicable Subaccount. The sum of these payments is the variable annuity payment.

GENDER OF ANNUITANT

The amount of each annuity payment ordinarily will be higher for a male Annuitant than for a female Annuitant of the same age with an otherwise identical Contract. This is because, statistically, females tend to have longer life expectancies than males. However, there will be no differences between male and female Annuitants in any jurisdiction, including Montana and Massachusetts, where such differences are not permitted. We will also make available Contracts with no such differences in connection with certain employer-sponsored benefit plans. Employers should be aware that, under most such plans, Contracts that make distinctions based on gender are prohibited by law.

SERVICES

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

Title to the assets of the Separate Account is held by Fortis Benefits. The assets of the Separate Account are kept segregated and held separate and apart from Fortis Benefit's other assets. Fortis Advisers, Inc., an affiliate of Fortis Benefits, maintains records of all purchases and redemptions of shares of Fortis Series Fund, Inc. held by each of the Subaccounts of the Separate Account.

PRINCIPAL UNDERWRITER

Fortis Investors, Inc. ("Fortis Investors"), the principal underwriter of the Contracts, is a Minnesota corporation and a member of the Securities Investors Protection Corporation. The offering of the Contracts is continuous, and Fortis Investors does not anticipate discontinuing the offering of the Contracts, although it reserves the right to do so. Fortis Benefits paid a total of $30,705,769, $32,874,801 and $48,774,402 to Fortis Investors for annuity contract distribution services during 1997, 1998 and 1999 respectively. Of these totals, the sums of $5,091,431, $5,389,151 and $7,643,966 for the years 1997,
1998 and 1999 respectively, was not reallowed to other broker-dealers. Contracts will be issued for Annuitants from ages zero to ninety in all states, except that the maximum age is 74 1/2 in Washington state. Contracts are not currently available in New Jersey and New York.

LIMITATION ON ALLOCATIONS

Under the Contract, Fortis Benefits reserves the right to control the amount of any assets in any investment alternative. Pursuant to this authority, Fortis Benefits has established the following administrative procedures for the protection of the interests of all investors participating in Fortis Series'
Portfolios: a Contract Owner may not invest, allocate, transfer or exchange Contract Value into any Subaccount if the value allocated to that Subaccount under the Contract (and under any other insurance or annuity contracts directly or indirectly controlled by the same person, jointly or individually) would immediately thereafter equal 25% or more of the related Fortis Series Portfolio's net assets. Fortis Benefits reserves the right to modify these procedures at any time.

CHANGE OF INVESTMENT ADVISER OR INVESTMENT POLICY

Unless otherwise required by law or regulation, and subject to Fortis Advisers, Inc.'s right to terminate its investment advisory arrangements with Fortis Series, neither the investment adviser nor any investment policy may be changed without the consent of Fortis Benefits. No investment policy will be changed unless a statement of change is filed with and approved by the Commerce Commissioner of the State of Minnesota. If required, approval of or change of any investment objective will be filed with the Insurance Department of each state where Contracts have been delivered. The Contract Owner (or, after annuity payments start, the Annuitant) will be notified of any material investment policy change which has been approved. Notification of an investment policy change will be provided to Contract Owners prior to its implementation by the Separate Account if Contract Owner comment or vote is required for such change.

TAXATION UNDER CERTAIN RETIREMENT PLANS

Federal income tax information concerning the purchase of Contracts for specific types of retirement plans is set forth below. You should also refer to "Federal Tax Matters" in the Prospectus. The tax information provided is not comprehensive, and you should consult a qualified tax adviser before taking any action in connection with a retirement plan.

SECTION 403(B) ANNUITIES FOR EMPLOYEES OF CERTAIN TAX-EXEMPT ORGANIZATIONS OR PUBLIC EDUCATIONAL INSTITUTIONS

Purchase Payments. Under Section 403(b) of the Internal Revenue Code ("Code"), payments made by certain employers (i.e., tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code, or public educational institutions) to purchase Contracts for their employees are excludible from the gross income of employees to the extent that such aggregate purchase payments do not exceed certain limitations prescribed by the Code. This is the case whether the purchase payments are a result of voluntary salary reduction amounts or employer contributions. Salary reduction payments are, however, subject to FICA (social security) taxes.

Taxation of Distributions. Distributions from a Section 403(b) tax-deferred annuity contract are taxed as ordinary income to the recipient as described under "Federal Tax Matters" in the Prospectus. Taxable distributions received before the employee attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following the employee's death, disability, separation from service after age 55, separation from service at any age if the distribution is in the form of an annuity for the life (or life expectancy) of the employee (or the employee and Beneficiary) and distributions not in excess of deductible medical expenses. In addition, no distributions of voluntary salary reduction amounts made for years after December 31, 1988 (plus earnings thereon and earnings on Contract values as of December 31, 1988) will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

Required Distributions. Generally, distributions from Section 403(b) annuities must commence not later than April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2, and such distributions must be made over a period that does not exceed the life expectancy of the employee (or the employee and Beneficiary). A penalty tax of 50% would be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the employee dies before his or her entire interest in the Contract has been distributed, the employee's entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Contract Owner in the case of a Non-Qualified Contract, as described in the Prospectus. Certain of these and other provisions are incorporated in a special endorsement attached to Contracts that are intended to qualify under Section 403(b), and reference should be made to that endorsement for its complete terms.

Tax Free Exchanges and Rollovers. The Code provides for the tax-free exchange of one Section 403(b) annuity contract for another Section 403(b) annuity contract, and the IRS has ruled (Revenue Ruling 90-24) that amounts transferred may qualify as tax-free transfers under certain circumstances. In addition, Section 403(b)(8) of the Code permits tax-free rollovers from Section 403(b) programs to individual retirement annuities or other Section 403(b) programs under certain circumstances.

SECTION 401 QUALIFIED PENSION, PROFIT-SHARING OR ANNUITY PLANS

Purchase Payments. Subject to certain limitations prescribed by the Code, purchase payments made by an employer (or a self-employed individual) under a pension, profit-sharing or annuity plan qualified under Section 401 or Section 403(a) of the Code are generally deductible by the employer and excluded from the taxable income of the employee for federal income tax purposes, whether made under a salary reduction agreement or directly by employer contributions. Salary reduction payments are, however, subject to FICA (social security) taxes. Purchase payments made directly by an employee generally are made on an after-tax basis.

Taxation of Distributions. Distributions from Contracts purchased under these qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions, as described under "Federal Tax Matters--Qualified Plans," in the Prospectus. However, if an employee or other payee receives a "lump sum" distribution, as defined in the Code, from an exempt employees' trust, the taxable portion of the distribution may be subject to special tax treatment. For most individuals receiving lump sum distributions after attaining age 59 1/2, the rate of tax may be determined under a special 5-year income averaging provision. Those who attained age 50 by January 1, 1986 may instead elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. Taxable distributions received prior to attainment of age 59 1/2 under a Contract purchased under a qualified plan are subject to the same 10% penalty tax (and the same exceptions) as described above with respect to Section 403(b) annuity contracts.

Required Distributions. The minimum distribution requirements for these qualified plans are generally the same as described above with respect to
Section 403(b) annuity contracts.

Tax-Free Rollovers. If, within 60 days of receipt, an employee who receives a single sum distribution transfers all of the taxable amount received to another plan qualified under Section 401 or 403(a), or to an individual retirement account or annuity as provided for under the Code, the transferred amount will not be taxed in the year of distribution. Certain "partial" distributions may also qualify for tax-free rollover treatment, but only if transferred to an individual retirement account or annuity. However, income tax may be required to be withheld from the distribution unless the distribution is transferred directly from the qualified plan to an individual retirement account or annuity.

INDIVIDUAL RETIREMENT ANNUITIES

Purchase Payments. Individuals may make contributions for individual retirement annuity ("IRA") Contracts. Deductible contributions for any year may be made up to the lesser of $2,000 or 100% of compensation for individuals who (1) are not (and whose spouses are not) active participants in another retirement plan, (2) are unmarried and have adjusted gross income of $25,000 or less, or (3) are married and have adjusted gross income of $40,000 or less. An individual may also establish an IRA for his or her spouse if they file a joint return for the taxable year and his or her spouse earns less than the individual does for that year. The annual purchase payments for both spouses' Contracts cannot exceed the lesser of $4,000 or 100% of the couple's combined earned income, and no more than $2,000 may be contributed to either spouse's IRA for any year. Individuals who are active participants in other retirement plans and whose adjusted gross income (with certain special adjustment) exceed the cut-off point ($25,000 for unmarried, $40,000 for married persons filing jointly, and $0 for married persons filing a separate return) by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts. For example, a married individual who is an active participant in another retirement plan and files a separate tax return is entitled to a partial IRA deduction if the individual's adjusted gross income is less than $10,000 and no IRA deduction if his or her adjusted gross income is equal to or greater than $10,000.

An individual may make non-deductible IRA contributions to the extent of (1) the lesser of $2,000 ($4,000 in the case of a spousal IRA) or 100% of compensation over (2) the IRA deductible contribution made with respect to the individual.

An individual may not make any contributions to his/her own IRA for the year in which he/she reaches age 70 1/2 or for any year thereafter. Contributions to a spouse's IRA may not be made for any year in which that spouse reaches age
70 1/2 or for any year thereafter.

Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59-1/2 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax including distributions following the owner's death or disability or distribution in the form of an annuity for the life (or life expectancy) of the owner (or the owner and beneficiary), or distributions not in excess of deductible medical expenses or certain distributions to pay health insurance premiums after an extended period of unemployment.

Required Distributions. The minimum distribution requirements for IRAs are generally the same as described above with respect to Section 403(b) annuity contracts. Certain of these and other provisions are incorporated in a special endorsement attached to IRA Contracts, and reference should be made to that endorsement for its complete terms.

Tax-Free Rollovers. The Code permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing, annuity, bond purchase or tax-deferred annuity plan to an IRA Contract if certain conditions ARE met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. In addition, not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.

SIMPLIFIED EMPLOYEE PENSION PLANS

Purchase Payments. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of $24,000 or 15% of the employee's earned income. Employees of certain small employers may have contributions made to a special kind of SEP (SARSEP) on their behalf on a salary reduction basis if the SARSEP plan was in effect on December 31, 1996. These salary reduction contributions may not exceed $10,500 in 2000, which is indexed for inflation. Employees of tax-exempt organizations and state or local government agencies have never been eligible for the salary reduction type of SEP.

Taxation of Distributions. Generally, distribution payments from SEPs are subject to the same distribution rules described above for IRAs.

Required Distributions. SEP distributions are subject to the same minimum required distribution rules described above for IRAs.

Tax-Free Rollovers. Generally, rollovers and direct transfers may be made to and from SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers to other IRAs, excluding SIMPLE IRAs are also possible. Special rules apply if the rollover is from a SARSEP IRA.

Purchase Payments: Under Section 408(p) of the Code, small employers may establish a type of IRA plan referred to as a Savings Incentive Match Plan for Employees (SIMPLE Plan). An employee may contribute annually through his or her employer a pre-tax salary reduction contribution not to exceed the lesser of $6,000 or 100% of compensation. The employer must annually either (1) match the employee contribution dollar for dollar up to 3% of pay, or (2) make a 2% of pay contribution for each eligible employee regardless of whether the employee makes any salary reduction contribution. In two out of every five years, the employer has the option to reduce the matching contribution as low as 1% of pay but advance notice must be provided to employees.

Taxation of Distributions: Generally, distributions from SIMPLE IRA Plans are subject to the same distribution rules described above for IRAs. However, if an individual withdraws any amount from his SIMPLE IRA Plan within the first two years of his or her commencement of participation in the employer"s SIMPLE IRA Plan, the 10% penalty tax for premature distribution, if such tax applies, will be increased to 25%.

Required Distributions: SIMPLE distributions are subject to the same minimum distribution rules described above for IRAs.

Tax-Free Rollovers: Generally, rollovers and direct transfers may be made to and from SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers or transfers to other IRAs, other than SIMPLE IRAs, are also possible but only after the second anniversary of commencement of participation in the employer"s SIMPLE IRA Plan.

SECTION 457 UNFUNDED DEFERRED COMPENSATION PLANS OF PUBLIC EMPLOYERS AND TAX-EXEMPT ORGANIZATIONS

Purchase Payments. Under Section 457 of the Code, all individuals who perform services for a state or local government or governmental agency may participate in a deferred compensation program. Other tax-exempt employers may establish unfunded deferred compensation plans under Section 457 for employees and/or independent contractors.

Though not actually a qualified plan as that term is normally used, this type of program allows individuals to defer the receipt of compensation that otherwise would be currently payable and therefore to defer the payment of federal income taxes on such amounts. Assuming that the program meets the requirements to be considered an eligible deferred compensation plan (an "EDCP"), an individual may contribute (and thereby defer from current income for tax purposes) the lesser of $7,500 or 33-1/3% of the individual's includible compensation. (Includible compensation means compensation from the employer which would be currently includible in gross income for federal tax purposes.) In addition, during the last three years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted.

The amounts which are deferred may be used by the employer to purchase the Contracts offered by this Prospectus. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The employee has no rights or interest in the Contract and is entitled only to payment in accordance with the EDCP provisions.

Taxation of Distributions. Amounts received by an individual from an EDCP are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.


Distributions Before Separation from Service. Distributions generally are not permitted under an EDCP prior to separation from service or reaching age 70-1/2, except in cases of severe financial hardship. Hardship distributions are includible in the gross income of the individual in the year in which paid.

Required Distributions. The distribution requirements for these qualified plans are generally the same as described above with respect to Section 403(b) annuity contracts. However, if distributions do not commence before the employee's death, the entire interest in the Contract must be distributed within 15 years if the beneficiary is not the employee's surviving spouse.

Tax-Free Transfers. The Code permits the tax-free direct transfer of EDCP amounts to another EDCP, subject to certain conditions. Any transfer must be with employer consent.

PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

Purchase Payments. Private taxable employers may establish unfunded, non-qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of tax-exempt employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules for private taxable employer deferred compensation plans discussed below. (Unfunded deferred compensation plans of other tax-exempt employers are generally subject to the requirements of Section 457.)

These types of programs allow individuals to defer receipt of up to 100% of compensation which would otherwise be includible in income and therefore to defer the payment of federal income taxes on such amounts. Purchase payments made by the employer, however are not immediately deductible by the employer, and the employer is currently taxed on any increase in Contract Value.

Deferred compensation plans represent a contractual promise on the part of the employer to pay current compensation at some future time. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Contract and is entitled only to payment from the employer's general assets in accordance with plan provisions.

Taxation of Distributions. Amounts received by an individual from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

Fortis Benefits relies upon an SEC No-Action letter dated December 22, 1988 providing relief from certain restrictions provided in the Investment Company Act of 1940 relative to restrictions on redemptions and it complies with its conditions.


FINANCIAL STATEMENTS

The financial statements of Fortis Benefits that are included in this Statement of Additional Information should be considered only as bearing on the ability of Fortis Benefits to meet its obligations under the Contracts.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1999 and 1998, and the related statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          [/s/ ERNST & YOUNG]

February 17, 2000

Minneapolis, Minnesota

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
     1999--$2,802,697; 1998--$2,315,904)....................    $2,706,372    $2,402,343
  Equity securities, at fair value (cost 1999--$81,554;
     1998--$141,947)........................................        85,021       157,851
  Mortgage loans on real estate, less allowance for possible
     losses (1999 and 1998--$11,085)........................       754,514       610,131
  Policy loans..............................................        83,439        74,950
  Short-term investments....................................       115,527        31,868
  Real estate and other investments.........................        47,502        36,156
                                                                ----------    ----------
                                                                 3,792,375     3,313,299
Cash and cash equivalents...................................        18,670           668
Receivables:
  Uncollected premiums......................................        62,938        61,883
  Reinsurance recoverable on unpaid and paid losses.........        23,471        14,853
  Other.....................................................        19,406        17,641
                                                                ----------    ----------
                                                                   105,815        94,377
Accrued investment income...................................        55,464        42,831
Deferred policy acquisition costs...........................       430,192       331,938
Property and equipment at cost, less accumulated
  depreciation..............................................        25,118        30,712
Deferred federal income taxes...............................        52,467        17,904
Other assets................................................         1,582         3,923
Due from affiliates.........................................         8,304            --
Assets held in separate accounts............................     5,120,152     3,742,403
                                                                ----------    ----------
Total assets................................................    $9,610,139    $7,578,055
                                                                ==========    ==========

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
  Future policy benefit reserves:
     Traditional and pre-need life insurance................    $1,106,269    $  450,776
     Interest sensitive and investment products.............     1,147,657     1,238,125
     Accident and health....................................       940,865       861,334
                                                                ----------    ----------
                                                                 3,194,791     2,550,235
  Unearned revenues.........................................        28,673        13,393
  Other policy claims and benefits payable..................       265,486       255,350
  Policyholder dividends payable............................         7,939         8,189
                                                                ----------    ----------
                                                                 3,496,889     2,827,167
  Accrued expenses..........................................        59,409        57,860
  Current income taxes payable..............................         1,838         4,168
  Other liabilities.........................................       120,110        86,226
  Due to affiliates.........................................            --         9,479
  Liabilities related to separate accounts..................     5,082,341     3,707,687
                                                                ----------    ----------
Total policy reserves and liabilities.......................     8,760,587     6,692,587
Commitments and contingencies
Shareholder's equity:
  Common Stock, $5 par value:
     Authorized, issued and outstanding shares--1,000,000...         5,000         5,000
  Additional paid-in capital................................       468,000       468,000
  Retained earnings.........................................       427,811       344,605
  Accumulated other comprehensive (loss) income.............       (51,259)       67,863
                                                                ----------    ----------
Total shareholder's equity..................................       849,552       885,468
                                                                ----------    ----------
Total policy reserves, liabilities and shareholder's
  equity....................................................    $9,610,139    $7,578,055
                                                                ==========    ==========

                            See accompanying notes.

STATEMENTS OF INCOME
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                        YEAR ENDED DECEMBER 31
                                                                --------------------------------------
                                                                   1999          1998          1997
                                                                ----------    ----------    ----------
REVENUES
Insurance operations:
  Traditional life insurance premiums.......................    $  301,377    $  260,567    $  269,540
  Interest sensitive and investment product policy
     charges................................................        99,047        85,551        77,429
  Accident and health insurance premiums....................     1,002,867       953,652       891,037
                                                                ----------    ----------    ----------
                                                                 1,403,291     1,299,770     1,238,006
Net investment income.......................................       238,698       234,043       228,724
Net realized gains on investments...........................        25,962        52,404        41,101
Other income................................................        53,848        44,671        36,458
                                                                ----------    ----------    ----------
Total revenues..............................................     1,721,799     1,630,888     1,544,289
BENEFITS AND EXPENSES
Benefits to policyholders:
  Traditional life insurance................................       218,993       189,337       204,497
  Interest sensitive investment products....................        93,668        96,178       103,077
  Accident and health claims................................       812,149       798,036       707,113
                                                                ----------    ----------    ----------
                                                                 1,124,810     1,083,551     1,014,687
Policyholder dividends......................................         3,114         3,486         2,935
Amortization of deferred policy acquisition costs...........        43,078        33,365        43,931
Insurance commissions.......................................       124,601       118,710       107,378
General and administrative expenses.........................       302,663       299,492       273,128
                                                                ----------    ----------    ----------
Total benefits and expenses.................................     1,598,266     1,538,604     1,442,059
                                                                ----------    ----------    ----------
Income before federal income taxes..........................       123,533        92,284       102,230
Federal income taxes........................................        40,327        30,402        35,120
                                                                ----------    ----------    ----------
Net income..................................................    $   83,206    $   61,882    $   67,110
                                                                ==========    ==========    ==========

                            See accompanying notes.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)


                                                                                          ACCUMULATED
                                                                 ADDITIONAL                  OTHER
                                                        COMMON    PAID-IN     RETAINED   COMPREHENSIVE
                                              TOTAL     STOCK     CAPITAL     EARNINGS   (LOSS) INCOME
                                            ---------   ------   ----------   --------   -------------
Balance, January 1, 1997..................  $ 780,673   $5,000    $468,000    $265,613     $  42,060
  Comprehensive income:
     Net income...........................     67,110      --           --      67,110            --
     Change in unrealized gains (losses)
       on investments, net................     32,323      --           --          --        32,323
                                            ---------
  Total Comprehensive income..............     99,433
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1997................    880,106   5,000      468,000     332,723        74,383
  Comprehensive income:
     Net income...........................     61,882      --           --      61,882            --
     Change in unrealized gains (losses)
       on investments, net................     (6,520)     --           --          --        (6,520)
                                            ---------
  Total Comprehensive income..............     55,362
  Dividend................................    (50,000)     --           --     (50,000)           --
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1998................    885,468   5,000      468,000     344,605        67,863
  Comprehensive income:
     Net income...........................     83,206      --           --      83,206            --
     Change in unrealized gains (losses)
       on investments, net................   (119,122)     --           --          --      (119,122)
                                            ---------
  Total Comprehensive income..............    (35,916)
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1999................  $ 849,552   $5,000    $468,000    $427,811     $ (51,259)
                                            =========   ======    ========    ========     =========


                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                      YEAR ENDED DECEMBER 31
                                                             -----------------------------------------
                                                                1999           1998           1997
                                                             -----------    -----------    -----------
OPERATING ACTIVITIES
Net income...............................................    $    83,206    $    61,882    $    67,110
Adjustments to reconcile net income to net cash provided
  by operating activities:
     Increase (decrease) in future policy benefit
       reserves for traditional, interest sensitive and
       accident and health policies......................         97,931        106,135         (2,496)
     Increase (decrease) in other policy claims and
       benefits and policyholder dividends payable.......          5,012         (2,514)        68,070
     Provision for deferred federal income taxes.........         29,454            417         (6,449)
     Decrease in income taxes payable....................         (2,330)        (6,381)        (6,875)
     Amortization of deferred policy acquisition costs...         43,078         33,365         43,931
     Policy acquisition costs deferred...................        (96,308)       (73,147)       (69,694)
     Provision for mortgage loan losses..................             --             --          1,388
     Provision for depreciation..........................         12,807         12,409         14,351
     Write-off of investment.............................             --             --          3,000
     Amortization of investment (discounts) premiums,
       net...............................................          1,930         (3,200)          (466)
     Change in receivables, accrued investment income,
       unearned premiums, accrued expenses and other
       liabilities.......................................         27,227         (4,455)        (2,720)
     Net realized gains on sold investments..............        (25,962)       (52,404)       (41,101)
     Other...............................................             --            169        (12,496)
                                                             -----------    -----------    -----------
Net cash provided by operating activities................        176,045         72,276         55,553
INVESTING ACTIVITIES
Purchases of fixed maturity investments..................     (1,654,104)    (2,380,511)    (3,611,770)
Sales and repayments of fixed maturity investments.......      1,675,488      2,428,207      3,378,898
(Increase) decrease in short-term investments............        (83,659)        38,669        112,280
Purchases of other investments...........................       (305,889)      (408,998)      (209,771)
Sales of other investments...............................        353,267        352,873        205,084
Purchases of property and equipment......................         (7,213)          (356)        (4,242)
Cash received pursuant to reinsurance assumption
  agreement..............................................          3,374             --             --
Other....................................................             --             --           (617)
                                                             -----------    -----------    -----------
Net cash (used in) provided by investing activities......        (18,736)        29,884       (130,138)
FINANCING ACTIVITIES
Activities related to investment products:
  Considerations received................................        237,375        215,693        200,760
  Surrenders and death benefits..........................       (416,537)      (326,457)      (190,361)
  Interest credited to policyholders.....................         39,855         49,371         53,613
Dividend.................................................             --        (50,000)            --
                                                             -----------    -----------    -----------
Net cash (used in) provided by financing activities......       (139,307)      (111,393)        64,012
Increase (decrease) in cash and cash equivalents.........         18,002         (9,233)       (10,573)
Cash and cash equivalents at beginning of year...........            668          9,901         20,474
                                                             -----------    -----------    -----------
Cash and cash equivalents at end of year.................    $    18,670    $       668    $     9,901
                                                             ===========    ===========    ===========

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
Assets and liabilities transferred in reinsurance transactions (Note 8):

Non-Cash Assets Received:
  Fixed maturities..........................................    $ 517,091
  Other Investments.........................................      121,696
  Other Assets..............................................       12,763
  Deferred Acquisition Costs................................       35,882
                                                                ---------
Total value of assets received..............................    $ 687,432
                                                                =========
Non-Cash Liabilities Assumed:
  Future policy benefit reserves............................    $(685,932)
  Claim reserves............................................       (4,874)
                                                                ---------
Total Liabilities Assumed...................................    $(690,806)
                                                                =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS
Fortis Benefits Insurance Company (the Company) is an indirect wholly-owned subsidiary of Fortis, Inc. (Fortis), which itself is an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. The Company is incorporated in Minnesota and distributes its products in all states except New York. The Company's revenues are derived principally from group employee benefits products and from individual life and annuity products.

Effective October 1, 1999, the Company assumed pre-need life insurance business from an affiliate on a 100% co-insurance basis. These life insurance and annuity products are marketed in connection with the advance funding of funeral expenses. (See Note 8 "Reinsurance" for more information on this reinsurance transaction.)

BASIS OF STATEMENT PRESENTATION
During 1998, the Company adopted Statement of Financial Accounting Standards Board (SFAS) 130, Reporting Comprehensive Income. SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this SFAS had no impact on the Company's net income or shareholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in shareholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

Effective January 1, 1999, the Company adopted SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 requires the estimation and recording of certain insurance-related assessments. Because the Company previously recorded insurance-related assessments on this basis, the adoption of SOP 97-3 had no impact on the results of operations or financial position.

In June 1999, the Financial Accounting Standards Board issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FAS 133", which deferred to January 1, 2001 the effective date of the accounting and reporting requirements of SFAS 133. SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The adoption of SFAS 133 is not expected to have a material effect on the Company's results of operations or financial position.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company follows accounting principles generally accepted in the United States which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are set forth below:

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES
Premiums for traditional life insurance and pre-need life products are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 3.5% to 12% in 1999, and 2.5% to 8.75% in 1998 and 1997.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
A portion of the Company's pre-need life products provide an increasing future benefit tied typically to the U.S. Consumer Price Index or a targeted growth rate established at management's discretion. All pre-need life products that have death benefit increases made at management's discretion are accounted for as interest-sensitive life products.

Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1987 Commissioners Group Disability Table. The valuation interest rate is the Single Premium Immediate Annuity valuation rate less 100 basis points. Claims in the first five years' are modified based on the Company's actual experience.

CLAIMS AND BENEFITS PAYABLE
Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional and pre-need life insurance and long-term care products (included as accident and health products), such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and are reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS
The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.

Changes in fair values of available for sale securities, after related deferred income taxes and after adjustment for the changes in the pattern of amortization of deferred policy acquisition costs and participating policyholder dividends, are reported directly in shareholder's equity as accumulated other comprehensive income and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at amortized cost, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments.

Policy loans are reported at their unpaid balance. Short term investments are at cost which approximates fair value.

Real estate and other investments consist principally of property acquired in satisfaction of debt and limited partnerships, respectively. Real estate is recorded at cost less allowances for depreciation. The Company provides for depreciation on a straight-line basis over the estimated useful lives. Other investments are accounted for using the equity method of accounting.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
PROPERTY AND EQUIPMENT
Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property. Depreciation expense was $12,807,000, $12,409,000 and $14,351,000 for the year ended December 31, 1999,
1998 and 1997, respectively.

INCOME TAXES
Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS
Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of income.

Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and variable annuity products for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

The Company receives mortality and expense risk fees from the separate accounts. The Company also deducts monthly cost of insurance charges, and receives minimum death benefit guarantee fees and issue and administrative fees from the variable life insurance separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

GUARANTY FUND ASSESSMENTS
There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

COMPREHENSIVE INCOME
Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains and losses on securities classified as available-for-sale, net of the effect on deferred policy acquisition costs, taxes and reclassification adjustment.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
RECLASSIFICATIONS
Certain amounts in the 1998 and 1997 financial statements have been reclassified to conform to the 1999 presentation.

2.   INVESTMENTS
AVAILABLE-FOR-SALE SECURITIES
The following is a summary of the available-for-sale securities (in thousands):

                                                                 GROSS         GROSS
                                                 AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                    COST          GAIN          LOSS         VALUE
                                                 ----------    ----------    ----------    ----------
DECEMBER 31, 1999
Fixed maturities:
  Governments................................    $  309,402     $     46      $  8,934     $  300,514
  Public utilities...........................       237,579          341        10,375        227,545
  Industrial and miscellaneous...............     2,208,281        7,020        81,412      2,133,889
  Other......................................        47,435          184         3,195         44,424
                                                 ----------     --------      --------     ----------
Total fixed maturities.......................     2,802,697        7,591       103,916      2,706,372
Equity securities............................        81,554        5,825         2,358         85,021
                                                 ----------     --------      --------     ----------
Total........................................    $2,884,251     $ 13,416      $106,274     $2,791,393
                                                 ==========     ========      ========     ==========
DECEMBER 31, 1998
Fixed maturities:
  Governments................................    $  321,047     $  5,994      $    436     $  326,605
  Public utilities...........................       190,792        7,769         1,704        196,857
  Industrial and miscellaneous...............     1,723,183       79,137         6,451      1,795,869
  Other......................................        80,882        2,181            51         83,012
                                                 ----------     --------      --------     ----------
Total fixed maturities.......................     2,315,904       95,081         8,642      2,402,343
Equity securities............................       141,947       18,238         2,334        157,851
                                                 ----------     --------      --------     ----------
Total........................................    $2,457,851     $113,319      $ 10,976     $2,560,194
                                                 ==========     ========      ========     ==========

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1999, by contractual maturity, are shown below (in thousands).

                                                                AMORTIZED        FAIR
                                                                   COST         VALUE
                                                                ----------    ----------
Due in one year or less.....................................    $  62,675     $   62,547
Due after one year through five years.......................      681,595        671,472
Due after five years through ten years......................      912,713        881,953
Due after ten years.........................................    1,145,714      1,090,400
                                                                ----------    ----------
Total.......................................................    $2,802,697    $2,706,372
                                                                ==========    ==========

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

2.   INVESTMENTS (CONTINUED)
MORTGAGE LOANS
The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 38% and 36% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 1999 and 1998, respectively. Loan commitments outstanding totaled $12,350,000 at December 31, 1999.

INVESTMENTS ON DEPOSIT
The Company had fixed maturities carried at $17,061,000 and $19,978,000 at December 31, 1999 and 1998, respectively, on deposit with various governmental authorities as required by law.

INVESTMENT IN MANAGED DENTAL INITIATIVE
In 1997, the Company acquired a 99% ownership in a managed dental initiative called Dental Health Alliance, Inc. (DHA). Based on an analysis of future DHA profitability, the entire investment of $8,132,000 was written-off at December 31, 1997.

NET UNREALIZED GAINS (LOSSES)
The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, are set forth below (in thousands):

                                                                                TAX
                                                               BEFORE-TAX    (EXPENSE)    NET-OF-TAX
                                                                 AMOUNT       BENEFIT       AMOUNT
                                                               ----------    ---------    ----------
DECEMBER 31, 1999
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $(168,542)    $ 58,990     $(109,552)
  Decrease in amortization of deferred policy acquisition
     costs.................................................        9,142       (3,200)        5,942
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (23,864)       8,352       (15,512)
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $(183,264)    $ 64,142     $(119,122)
                                                               =========     ========     =========
DECEMBER 31, 1998
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  32,614     $(11,562)    $  21,052
  Decrease in amortization of deferred policy acquisition
     costs.................................................          414         (145)          269
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (42,832)      14,991       (27,841)
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $  (9,804)    $  3,284     $  (6,520)
                                                               =========     ========     =========
DECEMBER 31, 1997
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  93,826     $(33,796)    $  60,030
  Increase in amortization of deferred policy acquisition
     costs.................................................       (2,096)         771        (1,325)
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (40,587)      14,205       (26,382)
                                                               ---------     --------     ---------
Other comprehensive income.................................    $  51,143     $(18,820)    $  32,323
                                                               =========     ========     =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

2.   INVESTMENTS (CONTINUED)
NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS Major categories of net investment income and realized gains (losses) on investments for each year were as follows (in thousands):

                                                                  1999        1998        1997
                                                                --------    --------    --------
NET INVESTMENT INCOME
Fixed maturities............................................    $167,027    $160,163    $160,444
Equity securities...........................................       7,320       8,656       9,306
Mortgage loans on real estate...............................      57,684      57,031      54,662
Policy loans................................................       5,272       4,653       4,144
Short-term investments......................................         844       1,701       2,851
Real estate and other investments...........................       6,375       8,194       4,635
                                                                --------    --------    --------
                                                                 244,522     240,398     236,042
Expenses....................................................      (5,824)     (6,355)     (7,318)
                                                                --------    --------    --------
                                                                $238,698    $234,043    $228,724
                                                                ========    ========    ========
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................    $ (9,750)   $ 34,320    $ 13,827
Equity securities...........................................      33,613       8,512      26,760
Mortgage loans on real estate...............................          --        (198)        301
Short-term investments......................................          --           5          --
Real estate and other investments...........................       2,099       9,765         213
                                                                --------    --------    --------
                                                                $ 25,962    $ 52,404    $ 41,101
                                                                ========    ========    ========

Proceeds from sales of investments in fixed maturities were $1,627,450,000, $2,460,316,000 and $3,360,682,000 in 1999, 1998 and 1997, respectively. Gross gains of $11,996,000, $44,360,000 and $30,860,000 and gross losses of
$21,746,000, $10,040,000 and $17,033,000 were realized on the sales in 1999,
1998 and 1997, respectively.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

3.   DEFERRED POLICY ACQUISITION COSTS
The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                                  INTEREST
                                                TRADITIONAL     SENSITIVE AND
                                                AND PRE-NEED     INVESTMENT      ACCIDENT AND
                                                    LIFE          PRODUCTS          HEALTH       TOTAL
                                                ------------    -------------    ------------   --------
Balance, January 1, 1998....................      $22,169         $264,383         $ 5,190      $291,742
  Acquisition costs deferred................           --           69,921           3,226        73,147
  Acquisition costs amortized...............       (7,609)         (20,256)         (5,500)      (33,365)
  Decreased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.......           --              414              --           414
                                                  -------         --------         -------      --------
Balance, December 31, 1998..................       14,560          314,462           2,916       331,938
  Acquisition costs deferred................       33,783           81,016          17,391       132,190
  Acquisition costs amortized...............       (2,438)         (38,831)         (1,809)      (43,078)
  Decreased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.......           --            9,142              --         9,142
                                                  -------         --------         -------      --------
Balance, December 31, 1999..................      $45,905         $365,789         $18,498      $430,192
                                                  =======         ========         =======      ========

Included in total policy acquisition costs deferred in 1999 is $35,882,000 of present value of future profits (PVP) and $1,416,000 of subsequent acquisition costs resulting from the reinsurance assumption agreement with United Family Life Insurance Company, an affiliate, which became effective October 1, 1999. PVP is being amortized against the expected premium revenue of the pre-need life insurance business assumed. See Note 8 "Reinsurance" for more information on this reinsurance transaction.

During 1999, 1998 and 1997, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized net capital gains resulted in increased (decreased) amortization of deferred acquisition costs of $(224,000), $3,357,000 and $732,000, respectively.

4.   PROPERTY AND EQUIPMENT
A summary of property and equipment at December 31 for each year follows (in thousands):

                                                                  1999        1998
                                                                --------    --------
Land........................................................    $  1,900    $  1,900
Building and improvements...................................      26,383      24,319
Furniture and equipment.....................................      76,604      87,714
                                                                --------    --------
                                                                 104,887     113,933
Less accumulated depreciation...............................     (79,769)    (83,221)
                                                                --------    --------
Net property and equipment..................................    $ 25,118    $ 30,712
                                                                ========    ========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

5.   ACCIDENT AND HEALTH RESERVES
Activity for the liability for unpaid accident and health claims is summarized as follows (in thousands):

                                                                       YEAR ENDED DECEMBER 31
                                                                ------------------------------------
                                                                   1999          1998         1997
                                                                ----------    ----------    --------
Balance as of January 1, net of reinsurance recoverables....    $1,061,883    $  988,036    $947,711
Add: Incurred losses related to:
  Current year..............................................       824,949       826,009     773,316
  Prior years...............................................       (12,800)      (27,973)    (59,634)
                                                                ----------    ----------    --------
Total incurred losses.......................................       812,149       798,036     713,682
Deduct: Paid losses related to:
  Current year..............................................       468,404       469,881     437,405
  Prior years...............................................       266,025       254,308     235,952
                                                                ----------    ----------    --------
Total paid losses...........................................       734,429       724,189     673,357
                                                                ----------    ----------    --------
Balance as of December 31, net of reinsurance
  recoverables..............................................    $1,139,603    $1,061,883    $988,036
                                                                ==========    ==========    ========

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs and a reduction of loss reserves due to lower than anticipated inflation in medical costs.

The liability for unpaid accident and health claims includes $994,651,000, $915,368,000 and $854,940,000 of total disability income reserves as of December 31, 1999, 1998 and 1997, respectively, which were discounted for anticipated interest earnings using a rate which varies by incurral year.

6.   FEDERAL INCOME TAXES
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

6.   FEDERAL INCOME TAXES (CONTINUED)
The significant components of the Company's deferred tax liabilities and assets as of December 31, 1999 and 1998 are as follows (in thousands):

                                                                  1999        1998
                                                                --------    --------
Deferred tax assets:
  Separate account assets/liabilities.......................    $ 60,716    $ 87,300
  Reserves..................................................      35,843      27,586
  Claims and benefits payable...............................       7,964       8,089
  Accrued liabilities.......................................       6,973      10,113
  Unrealized Losses.........................................      32,500          --
  Investments...............................................       4,549       3,861
  Other.....................................................       6,755       2,723
                                                                --------    --------
Total deferred tax assets...................................     155,300     139,672
Deferred tax liabilities:
  Deferred policy acquisition costs.........................      98,539      82,031
  Unrealized gains..........................................          --      35,591
  Fixed assets..............................................       2,963       3,150
  Investments...............................................       1,171         982
  Other.....................................................         160          14
                                                                --------    --------
Total deferred tax liabilities..............................     102,833     121,768
                                                                --------    --------
Net deferred tax asset......................................    $ 52,467    $ 17,904
                                                                ========    ========

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The Company's tax expense (benefit) for the year ended December 31 is shown as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Current.....................................................    $10,873    $30,232    $41,569
Deferred....................................................     29,454        170     (6,449)
                                                                -------    -------    -------
                                                                $40,327    $30,402    $35,120
                                                                =======    =======    =======

Federal income tax payments and refunds resulted in net payments of $13,203,000, $36,367,000 and $58,859,000 in 1999, 1998 and 1997, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                1999    1998    1997
                                                                ----    ----    ----
Statutory income tax rate...................................    35.0%   35.0%   35.0%
Other, net..................................................    (2.4)   (2.1)    (.6)
                                                                ----    ----    ----
                                                                32.6%   32.9%   34.4%
                                                                ====    ====    ====

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

7.   ASSETS HELD IN SEPARATE ACCOUNTS
Separate account assets at December 31 were as follows (in thousands):

                                                                   1999          1998
                                                                ----------    ----------
Premium and annuity considerations for the variable annuity
  products and variable universal life products for which
  the contract holder, rather than the Company, bears the
  investment risk...........................................    $5,082,341    $3,707,687
Assets of the separate accounts owned by the Company, at
  fair value................................................        37,811        34,716
                                                                ----------    ----------
                                                                $5,120,152    $3,742,403
                                                                ==========    ==========

8.   REINSURANCE
In the second quarter of 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $6,580,000, $5,601,000 and $5,742,000 of premium from First Fortis in 1999, 1998 and 1997, respectively. The Company has assumed $11,047,000, $9,315,000 and $5,452,000 of reserves in 1999, 1998 and 1997, respectively, from First Fortis.

In the fourth quarter of 1999, United Family Life Insurance Company (UFL), an affiliate, received approval from the state of Georgia for a reinsurance agreement with the Company. The agreement, which became effective October 1, 1999, provided for the cession of substantially all of UFL's pre-need life insurance business on a 100% co-insurance basis. The Company assumed approximately $690,806,000 of reserves and received approximately $654,924,000 of cash, investments (primarily fixed maturities and mortgages) and other assets as of October 1, 1999. The $35,882,000 ceding commission was capitalized as an acquisition cost (as described in Note 3). During the period October 1, 1999 to December 31, 1999, the Company assumed $31,523,000 of premium under the contract.

The maximum amount that the Company retains on any one life is $1,000,000 of life insurance including accidental death. Amounts in excess of $1,000,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Life insurance..............................................    $ 6,246    $ 6,983    $ 8,159
Accident and health insurance...............................     17,803     13,862     13,712
                                                                -------    -------    -------
                                                                $24,049    $20,845    $21,871
                                                                =======    =======    =======

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Life insurance..............................................    $   478    $ 4,549    $ 2,973
Accident and health insurance...............................     13,669      9,465     14,781
                                                                -------    -------    -------
                                                                $14,147    $14,014    $17,754
                                                                =======    =======    =======

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

9.   DIVIDEND RESTRICTIONS
Dividend distributions to the parent are restricted as to the amount by state regulatory requirements. The Company had $49,286,000 free from such restrictions as of December 31, 1999. Distributions in excess of this amount would require regulatory approval.

10. REGULATORY ACCOUNTING REQUIREMENTS
Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification requires adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Minnesota has adopted Codification effective January 1, 2001. Management has not yet determined the impact of Codification to the Company's statutory-basis financial statements.

Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):


                                                                                        SHAREHOLDER'S
                                                             NET INCOME                    EQUITY
                                                    -----------------------------   ---------------------
                                                      1999      1998       1997       1999        1998
                                                    --------   -------   --------   ---------   ---------
Based on statutory accounting practices...........  $  9,387   $14,841   $ 62,593   $ 497,858   $ 478,405
Deferred policy acquisition costs.................    54,049    39,782     25,763     430,192     331,938
Investment valuation differences..................       953       745       (497)   (103,361)    100,165
Deferred and uncollected premiums.................    (4,637)      511      2,064     (13,188)     (7,246)
Policy reserves...................................   (20,070)   (7,041)   (19,363)   (127,766)   (156,889)
Commissions.......................................    79,067        --     (3,171)         --          --
Current income taxes payable......................    (8,882)      925      6,450      (9,000)    (10,920)
Deferred income taxes.............................   (18,650)     (417)     6,449      52,467      17,904
Realized gains on investments.....................         9       356        251          --          --
Realized gains (losses) transferred to the
  Interest Maintenance Reserve (IMR), net of
  tax.............................................    (6,163)   22,748      9,644          --          --
Amortization of IMR, net of tax...................    (8,565)   (7,128)    (6,315)         --          --
Write-off of investment...........................                  --    (11,705)         --          --
Pension expense...................................    (1,475)       81     (4,153)     (8,235)     (6,440)
Property and equipment............................        --        --         --         591       5,951
Interest maintenance reserve......................        --        --         --      55,117      68,968
Asset valuation reserve...........................        --        --         --      72,940      90,986
Mortgage loans on real estate.....................        --        --         --          --     (20,141)
Other, net........................................     8,183    (3,521)      (900)      1,937      (7,213)
                                                    --------   -------   --------   ---------   ---------
As reported herein................................  $ 83,206   $61,882   $ 67,110   $ 849,552   $ 885,468
                                                    ========   =======   ========   =========   =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

11. TRANSACTIONS WITH AFFILIATED COMPANIES
The Company receives various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 1999, 1998 and 1997, were $11,661,000, $13,077,000 and $12,015,000, respectively.
During 1997, Fortis, Inc. began providing information technology services to the Company. Information technology expenses were $59,390,000, $55,910,000 and $28,525,000 for years ended December 31, 1999, 1998 and 1997, respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $79,413,000, $72,638,000 and $72,105,000 in commissions to its affiliate,
Fortis Investors, Inc., for the years ended December 31, 1999, 1998 and 1997, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

12. FAIR VALUE DISCLOSURES
VALUATION METHODS AND ASSUMPTIONS
The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of policy loans reported in the Balance Sheet approximates fair value. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. Separate account assets and liabilities are reported at their estimated fair values in the Balance Sheet.

The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                          DECEMBER 31, 1999         DECEMBER 31, 1998
                                                       -----------------------   -----------------------
                                                        CARRYING       FAIR       CARRYING       FAIR
                                                         AMOUNT       VALUE        AMOUNT       VALUE
                                                       ----------   ----------   ----------   ----------
                                                                        (IN THOUSANDS)
Assets:
  Investments:
     Securities available-for-sale:
       Fixed maturities..............................  $2,706,372   $2,706,372   $2,402,343   $2,402,343
       Equity securities.............................      85,021       85,021      157,851      157,851
  Mortgage loans on real estate......................     754,514      741,397      610,131      662,984
  Policy loans.......................................      83,439       83,439       74,950       74,950
  Short-term investments.............................     115,527      115,527       31,868       31,868
  Assets held in separate accounts...................   5,120,152    5,120,152    3,742,403    3,742,403
Liabilities:
  Individual and group annuities (subject to
     discretionary withdrawal).......................  $  789,002   $  763,861   $  923,102   $  894,019
  Liabilities related to Separate Accounts...........   5,082,341    5,082,341    3,707,687    3,707,687

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

13. COMMITMENTS AND CONTINGENCIES
The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

14. RETIREMENT AND OTHER EMPLOYEE BENEFITS
The Company is an indirect wholly-owned subsidiary of Fortis, which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis Inc.'s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $2,225,000, $1,627,000 and $1,594,000 for 1999, 1998 and 1997, respectively.

The Company participates in a contributory profit sharing plan, sponsored by Fortis, covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The first three percent of an employee's contribution is matched 200% by the Company. The amount expensed was approximately $3,711,000, $3,610,000 and $3,926,000 for 1999, 1998 and 1997, respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans ("postretirement benefits") for retired employees, sponsored by Fortis. Health care benefits, either through a Fortis sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

There were no net postretirement benefit costs allocated to the Company for the years ended December 31, 1999 and 1998. Costs allocated to the Company for the year ended December 31, 1997 were $304,000, which includes the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company made contributions to the plans of approximately $19,000, $(5,200) and $20,000 in 1999, 1998 and 1997, respectively, as claims were incurred.

15. YEAR 2000 (UNAUDITED)
The Company utilizes Fortis and its computer systems to process Company businesses. Fortis created a Year 2000 Project Office which was dedicated to ensuring that all of the systems for Fortis and its subsidiaries and affiliates were ready for year 2000. The estimated total cost of the Fortis Year 2000 Project was approximately $85 million. This cost reflects the total cost to the Fortis U.S. companies (excluding the recent American Bankers Insurance Group acquisition). The cost of the Company's portion is estimated at $26.9 million. Approximately, $11.4 million was expensed by the Company in 1999.

As of December 20, 1999, 100% of the Mission Critical and non-Mission Critical computer system lines of code that had been identified were renovated and tested and were ready for year 2000. Although there have been several minor matters, as of the date of this publication, no significant disruptions resulting from the century date change have been detected in any of the mission critical systems. The Company will continue to monitor the status of and exposure to any potential Year 2000 issues.

                         Report of Independent Auditors


Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying individual and combined statement of net assets of the segregated subaccounts of Fortis Benefits Insurance Company Variable Account D (comprised of, respectively, the Fortis Series Fund, Inc.'s Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, Global Asset Allocation, Global Bond, International Stock, Value, S & P 500, Blue Chip Stock, Mid Cap Stock, Large Cap Growth and Small Cap Value Subaccounts; the Wells Fargo Variable Trust's Large Cap (formerly Norwest ValuGrowth), Corporate Bond (formerly Norwest Income), Small Cap Stock (formerly Norwest Small Company Stock), Income Equity (formerly Norwest Income Equity), Growth, Equity Value, and Asset Allocation Subaccounts; the Scudder Variable Life Investment Fund's International Subaccount; the AIM Variable Insurance Funds, Inc.'s V.I. Value and V.I. International Equity Subaccounts; the Alliance Variable Product Series' Money Market, International and Premier Growth Subaccounts; the SAFECO Resource Series' Growth and Equity Subaccounts; the Federated Insurance Series' U.S. Government Securities II, High Income Bond Fund II, Utility II and American Leaders II, Equity Income, Growth Strategies, International Equity, Money Fund, Strategic Income and Small Cap Strategies Subaccounts; the Lexington Funds, Inc.'s Natural Resources Trust and Emerging Markets Subaccounts; the MFS Variable Insurance Trusts' Emerging Growth, High Income and World Government Subaccounts; the Montgomery Variable Fund's Emerging Markets and Growth Subaccounts; the Strong Variable Insurance Funds' Discovery II and International II Subaccounts; the American Century Investments' VP Balanced and VP Growth Subaccounts; the Van Eck Worldwide Insurance Trust's Worldwide Bond Fund and Worldwide Hard Assets Fund Subaccounts; the Neuberger & Berman, Inc.'s AMT Limited Maturity Bond and AMT Partners Subaccounts; and INVESCO, Inc.'s Health & Sciences, Industrial Income and Technology Subaccounts) as of December 31, 1999, and the related statements of changes in net assets for each of the two years in the period indicated therein. These financial statements are the responsibility of the management of Fortis Benefits Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each individual and combined portfolio subaccounts of Fortis Benefits Insurance Company Variable Account D at December 31, 1999, and the changes in their net assets for the periods described in the first paragraph, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
March 29, 2000

                        Fortis Benefits Insurance Company
                               Variable Account D

                             Statement of Net Assets

                                December 31, 1999

                                                                                                        ATTRIBUTABLE TO
                                                                                                        FORTIS BENEFITS
                                                                                        NET ASSETS AT      INSURANCE
                                                         SHARES           COST           MARKET VALUE       COMPANY
                                                         ------           ----           ------------       -------
Investments in Fortis Series Fund, Inc.:
   Growth Stock                                        15,672,161   $   406,002,966   $   707,418,737    $          -
   U.S. Government Securities                          12,737,718       136,773,169       128,984,676               -
   Money Market                                         9,538,854       106,396,795       106,849,478               -
   Asset Allocation                                    26,682,308       425,490,477       607,857,655               -
   Diversified Income                                   8,600,239       100,510,063        93,808,829               -
   Global Growth                                        9,706,559       147,811,043       337,030,166               -
   Aggressive Growth                                    6,319,174        92,702,665       213,523,620               -
   Growth & Income                                     12,021,236       183,252,188       263,748,319               -
   High Yield                                           6,735,712        67,699,350        61,249,180               -
   Global Asset Allocation                              4,324,442        54,275,326        56,954,204       3,940,809
   Global Bond                                          2,237,913        24,325,958        22,968,150       5,321,709
   International Stock                                  6,073,337        81,846,610       108,925,301               -
   Value                                                4,893,678        64,346,791        76,592,910               -
   S & P 500                                           14,784,128       246,758,049       335,023,114               -
   Blue Chip Stock                                     10,256,993       161,163,763       224,955,877       7,504,950
   Mid Cap Stock                                        1,945,774        18,209,316        20,783,004       4,432,968
   Large Cap Growth                                     4,680,799        59,003,601        70,461,944       6,251,291
   Small Cap Value                                      3,225,681        31,077,238        32,919,462       4,238,029
Investments in Wells Fargo Variable Trust:
   Large Cap                                            4,050,545        40,739,690        48,728,059               -
   Corporate Bond                                       3,156,263        34,258,453        30,994,498               -
   Small Cap Stock                                      1,074,572        13,693,860        19,439,003               -

                                                                                           NET ASSET VALUE FOR
                                                       ATTRIBUTABLE TO     ACCUMULATION      VARIABLE ANNUITY
                                                          VARIABLE             UNITS           CONTRACTS PER
                                                      ANNUITY CONTRACTS     OUTSTANDING     ACCUMULATION UNIT
                                                      -----------------     -----------     -----------------
Investments in Fortis Series Fund, Inc.:
   Growth Stock                                       $   707,418,737       115,971,002          $  6.10
   U.S. Government Securities                             128,984,676         7,442,096            17.33
   Money Market                                           106,849,478        60,650,301             1.76
   Asset Allocation                                       607,857,655       153,473,653             3.96
   Diversified Income                                      93,808,830        46,409,349             2.02
   Global Growth                                          337,030,166        10,278,210            32.79
   Aggressive Growth                                      213,523,620         6,619,343            32.26
   Growth & Income                                        263,748,319        11,205,593            23.54
   High Yield                                              61,249,180         4,807,835            12.74
   Global Asset Allocation                                 53,013,395         3,314,093            16.00
   Global Bond                                             17,646,441         1,471,112            12.00
   International Stock                                    108,925,301         5,644,969            19.30
   Value                                                   76,592,910         4,866,469            15.74
   S & P 500                                              335,023,114        15,543,266            21.55
   Blue Chip Stock                                        217,450,927        10,354,811            21.00
   Mid Cap Stock                                           16,350,036         1,551,246            10.54
   Large Cap Growth                                        64,210,653         4,359,013            14.73
   Small Cap Value                                         28,681,433         2,690,372            10.66
Investments in Wells Fargo Variable Trust:
   Large Cap                                               48,728,059         1,954,176            24.94
   Corporate Bond                                          30,994,498         2,448,465            12.66
   Small Cap Stock                                         19,439,003           870,214            22.34

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                       Statement of Net Assets (continued)

                                December 31, 1999


                                                                                                        ATTRIBUTABLE TO
                                                                                                        FORTIS BENEFITS
                                                                                        NET ASSETS AT      INSURANCE
                                                         SHARES           COST           MARKET VALUE       COMPANY
                                                         ------           ----           ------------       -------
Investments in Wells Fargo Variable Trust
   (continued):
     Income Equity                                      7,400,237   $   107,406,245    $   126,470,04     $         -
     Growth                                                 2,539            56,265            61,191               -
     Equity Value                                          11,023           100,121           101,743               -
     Asset Allocation                                      84,861         1,186,936         1,223,699               -
Investments in Scudder Variable Life:
   International                                          547,080         7,253,523        11,127,614               -
Investment in AIM Variable Insurance Funds, Inc.:
   AIM V.I. Value                                         756,044        21,147,149        25,327,469               -
   AIM V.I. International Equity                          199,073         4,158,238         5,830,853               -
Investments in Alliance Variable Product Series:
   Money Market                                        16,161,244        16,160,538        16,161,244               -
   International                                           88,927         1,832,465         1,936,820               -
   Premier Growth                                         205,736         6,838,663         8,322,024               -
Investments in SAFECO Resource Series:
   Growth                                                 183,868         3,925,516         4,137,039               -
   Equity                                                 109,268         3,267,025         3,389,495               -
Investments in Federated Insurance Series:
   U.S. Government Securities II                          455,093         4,814,185         4,805,781               -
   High Income Bond Fund II                               845,175         8,655,518         8,654,583               -
   Utility II                                             461,922         6,595,434         6,628,581               -
   American Leaders II                                  1,870,730        38,660,395        38,948,608               -

                                                                                           NET ASSET VALUE FOR
                                                       ATTRIBUTABLE TO     ACCUMULATION      VARIABLE ANNUITY
                                                          VARIABLE             UNITS           CONTRACTS PER
                                                      ANNUITY CONTRACTS     OUTSTANDING     ACCUMULATION UNIT
                                                      -----------------     -----------     -----------------
Investments in Wells Fargo Variable Trust
   (continued):
     Income Equity                                    $   126,470,048         7,465,448           $16.94
     Growth                                                    61,191             5,570            10.99
     Equity Value                                             101,743            10,275             9.90
     Asset Allocation                                       1,223,699           116,844            10.47
Investments in Scudder Variable Life:
   International                                           11,127,614           441,802            25.19
Investment in AIM Variable Insurance Funds, Inc.:
   AIM V.I. Value                                          25,327,469         1,716,853            14.75
   AIM V.I. International Equity                            5,830,853           390,247            14.94
Investments in Alliance Variable Product Series:
   Money Market                                            16,161,244         1,365,755            11.83
   International                                            1,936,820           113,961            17.00
   Premier Growth                                           8,322,024           272,720            30.51
Investments in SAFECO Resource Series:
   Growth                                                   4,137,039           258,197            16.02
   Equity                                                   3,389,495           206,128            16.44
Investments in Federated Insurance Series:
   U.S. Government Securities II                            4,805,781           465,254            10.33
   High Income Bond Fund II                                 8,654,583           791,527            10.93
   Utility II                                               6,628,581           629,267            10.53
   American Leaders II                                     38,948,608         3,613,302            10.78

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                       Statement of Net Assets (continued)

                                December 31, 1999

                                                                                                        ATTRIBUTABLE TO
                                                                                                        FORTIS BENEFITS
                                                                                        NET ASSETS AT      INSURANCE
                                                         SHARES           COST           MARKET VALUE       COMPANY
                                                         ------           ----           ------------       -------
Investments in Federated Insurance Series
   (continued):
     Equity Income                                      1,474,421    $   22,067,348    $   24,003,571      $        -
     Growth Strategies                                    792,112        18,089,489        24,460,416               -
     International Equity                                 374,338         6,926,572        10,346,692               -
     Money Fund                                         1,277,722         1,277,722         1,277,722               -
     Strategic Income                                      58,027           585,569           601,736               -
     Small Cap Strategies                                  85,827         1,018,538         1,193,860               -
Investments In Lexington Funds Inc.:
   Natural Resources Trust                                 73,363           948,113           917,767               -
   Emerging Markets                                        10,269            95,712           131,543               -
Investments in MFS Variable Insurance Trust:
   Emerging Growth                                        589,180        13,640,689        22,353,487               -
   High Income                                            714,393         8,281,282         8,208,374               -
   World Government                                         2,769            27,894            27,774               -
Investments in Montgomery Variable Funds:
   Emerging Markets                                        94,425           946,072         1,025,458               -
   Growth                                                  25,820           442,230           474,822               -
Investments in Strong Variable Insurance Funds:
   Discovery II                                            24,189           229,073           275,276               -
   International II                                       165,232         2,307,910         2,704,840               -

                                                                                           NET ASSET VALUE FOR
                                                       ATTRIBUTABLE TO     ACCUMULATION      VARIABLE ANNUITY
                                                          VARIABLE             UNITS           CONTRACTS PER
                                                      ANNUITY CONTRACTS     OUTSTANDING     ACCUMULATION UNIT
                                                      -----------------     -----------     -----------------
Investments in Federated Insurance Series
   (continued):
     Equity Income                                   $     24,003,571         2,050,104           $11.71
     Growth Strategies                                     24,460,416         1,428,283            17.13
     International Equity                                  10,346,692           588,884            17.57
     Money Fund                                             1,277,722           123,772            10.32
     Strategic Income                                         601,736            58,402            10.30
     Small Cap Strategies                                   1,193,859            86,287            13.84
Investments In Lexington Funds Inc.:
   Natural Resources Trust                                    917,767            78,556            11.68
   Emerging Markets                                           131,543             9,772            13.46
Investments in MFS Variable Insurance Trust:
   Emerging Growth                                         22,353,487         1,054,087            21.21
   High Income                                              8,208,374           793,575            10.34
   World Government                                            27,774             2,600            10.68
Investments in Montgomery Variable Funds:
   Emerging Markets                                         1,025,458            95,471            10.74
   Growth                                                     474,822            23,740            20.00
Investments in Strong Variable Insurance Funds:
   Discovery II                                               275,276            22,093            12.46
   International II                                         2,704,840           169,164            15.99

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                       Statement of Net Assets (continued)

                                December 31, 1999

                                                                                                        ATTRIBUTABLE TO
                                                                                                        FORTIS BENEFITS
                                                                                        NET ASSETS AT      INSURANCE
                                                         SHARES           COST           MARKET VALUE       COMPANY
                                                         ------           ----           ------------       -------
Investments in American Century Investments:
   VP Balanced                                            190,403    $    1,469,932    $    1,483,239     $         -
   VP Growth                                               50,032           588,549           742,475               -
Investments in Van Eck Worldwide Insurance Trust:
   Worldwide Bond Fund                                     28,945           316,891           309,419               -
   Worldwide Hard Assets Fund                              74,633           800,476           817,979               -
Investments in Neuberger & Berman, Inc.:
   AMT Limited Maturity Bond                               41,132           548,565           544,591               -
   AMT Partners                                            31,884           622,336           626,209               -
Investments in INVESCO, Inc.:
   Health & Sciences                                      126,669         1,884,155         2,029,234               -
   Industrial Income                                       41,089           821,665           863,284               -
   Technology                                             343,137         9,743,408        12,740,687               -
                                                                     --------------    --------------     -----------
Totals                                                               $2,822,075,777    $3,950,503,433     $31,689,756
                                                                     ==============    ==============     ===========

                                                                                           NET ASSET VALUE FOR
                                                       ATTRIBUTABLE TO     ACCUMULATION      VARIABLE ANNUITY
                                                          VARIABLE             UNITS           CONTRACTS PER
                                                      ANNUITY CONTRACTS     OUTSTANDING     ACCUMULATION UNIT
                                                      -----------------     -----------     -----------------
Investments in American Century Investments:
   VP Balanced                                         $    1,483,239            92,929           $15.96
   VP Growth                                                  742,475            51,363            14.46
Investments in Van Eck Worldwide Insurance Trust:
   Worldwide Bond Fund                                        309,419            28,632            10.81
   Worldwide Hard Assets Fund                                 817,979           100,885             8.11
Investments in Neuberger & Berman, Inc.:
   AMT Limited Maturity Bond                                  544,591            49,413            11.02
   AMT Partners                                               626,209            45,246            13.84
Investments in INVESCO, Inc.:
   Health & Sciences                                        2,029,234           124,157            16.34
   Industrial Income                                          863,284            54,213            15.92
   Technology                                              12,740,687           345,121            36.92
                                                       --------------       -----------
Totals                                                 $3,918,813,677       497,265,487
                                                       ==============       ===========

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                       Statement of Changes in Net Assets

                          Year ended December 31, 1999

                                                                                  FORTIS U.S.
                                                               FORTIS GROWTH      GOVERNMENT      FORTIS MONEY    FORTIS ASSET
                                                                   STOCK          SECURITIES         MARKET        ALLOCATION
                                                              --------------   --------------    -------------   -------------
OPERATIONS
Dividend income                                               $  156,278,060   $    7,341,601    $   2,857,701   $  52,954,375
Mortality and expense and administrative charges                  (7,253,321)      (1,829,055)      (1,055,231)     (7,448,244)
Net realized gain (loss) on investments                           38,796,330         (473,995)         417,343      15,517,181
Net unrealized appreciation (depreciation) of investments
   during the year                                                64,391,185       (9,573,286)         566,889      32,399,647
                                                              --------------   --------------    -------------   -------------
Net increase (decrease) in net assets resulting from
   operations                                                    252,212,254       (4,534,735)       2,786,702      93,422,959

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                 5,164,180       12,588,731      100,156,439      29,210,874
Redemption of Variable Account units                             (98,848,155)     (22,667,841)     (64,268,081)    (58,609,370)
Redemptions for mortality and expense and administrative
   charges                                                         7,253,321        1,829,055        1,055,231       7,448,244
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                 -                -                -               -
                                                              --------------   --------------    -------------   -------------
Net increase (decrease) from capital transactions                (86,430,654)      (8,250,055)      36,943,589     (21,950,252)
Net assets at beginning of year                                  541,637,137      141,769,466       67,119,187     536,384,948
                                                              --------------   --------------    -------------   -------------
Net assets at end of year                                     $  707,418,737   $  128,984,676    $ 106,849,478   $ 607,857,655
                                                              ==============   ==============    =============   =============

                                                                 FORTIS                            FORTIS
                                                              DIVERSIFIED      FORTIS GLOBAL     AGGRESSIVE
                                                                 INCOME           GROWTH           GROWTH
                                                              ------------    --------------   --------------
OPERATIONS
Dividend income                                               $  6,588,253    $    6,231,012   $    4,272,056
Mortality and expense and administrative charges                (1,347,702)       (3,494,668)      (1,633,787)
Net realized gain (loss) on investments                           (450,747)       27,458,315        8,003,910
Net unrealized appreciation (depreciation) of investments
   during the year                                              (7,886,977)       93,670,078       97,554,749
                                                              ------------    --------------   --------------
Net increase (decrease) in net assets resulting from
   operations                                                   (3,097,173)      123,864,737      108,196,928

CAPITAL TRANSACTIONS
Purchase of Variable Account units                               6,766,415        13,910,010       24,360,173
Redemption of Variable Account units                           (17,836,999)      (66,121,442)     (18,643,812)
Redemptions for mortality and expense and administrative
   charges                                                       1,347,702         3,494,668        1,633,787
Dividend income distribution to Fortis Benefits Insurance
   Company                                                               -                 -                -
                                                              ------------    --------------   --------------
Net increase (decrease) from capital transactions               (9,722,882)      (48,716,764)       7,350,148
Net assets at beginning of year                                106,628,884       261,882,193       97,976,544
                                                              ------------    --------------   --------------
Net assets at end of year                                     $ 93,808,829    $  337,030,166   $  213,523,620
                                                              ============    ==============   ==============

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999


                                                                                                 FORTIS GLOBAL
                                                                 FORTIS GROWTH &   FORTIS HIGH       ASSET       FORTIS GLOBAL
                                                                    INCOME           YIELD        ALLOCATION         BOND
                                                                  -------------   ------------   ------------    ------------
OPERATIONS
Dividend income                                                   $  16,740,826   $  5,638,326   $  4,151,122    $    934,589
Mortality and expense and administrative charges                     (3,525,734)      (852,587)      (725,621)       (233,375)
Net realized gain (loss) on investments                              10,556,035       (540,865)       797,158        (163,594)
Net unrealized appreciation (depreciation) of investments
   during the year                                                     (944,596)    (4,416,777)    (5,443,279)     (2,534,224)
                                                                  -------------   ------------   ------------    ------------
Net increase (decrease) in net assets resulting from operations      22,826,531       (171,903)    (1,220,620)     (1,996,604)

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    6,731,588      7,450,001      5,772,394       6,930,636
Redemption of Variable Account units                                (35,318,719)   (11,427,963)    (7,483,000)     (4,592,843)
Redemptions for mortality and expense and administrative
   charges                                                            3,525,734        852,587        725,621         233,375
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                    -              -       (310,930)       (224,878)
                                                                  -------------   ------------   ------------    ------------
Net increase (decrease) from capital transactions                   (25,061,397)    (3,125,375)    (1,295,915)      2,346,290
Net assets at beginning of year                                     265,983,185     64,546,458     59,470,739      22,618,464
                                                                  -------------   ------------   ------------    ------------
Net assets at end of year                                         $ 263,748,319   $ 61,249,180   $ 56,954,204    $ 22,968,150
                                                                  =============   ============   ============    ============

                                                                      FORTIS
                                                                  INTERNATIONAL                        FORTIS
                                                                      STOCK       FORTIS VALUE       S & P 500
                                                                  -------------    -----------     ------------
OPERATIONS
Dividend income                                                   $     118,653    $    55,659     $     47,291
Mortality and expense and administrative charges                     (1,171,613)    (1,000,548)      (3,567,274)
Net realized gain (loss) on investments                               2,066,505      1,028,902        2,830,868
Net unrealized appreciation (depreciation) of investments
   during the year                                                   17,734,463      5,071,121       47,715,826
                                                                  -------------    -----------     ------------
Net increase (decrease) in net assets resulting from operations      18,748,008      5,155,134       47,026,711

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   24,277,772      6,767,673      125,498,102
Redemption of Variable Account units                                (12,675,634)    (8,924,070)     (41,233,954)
Redemptions for mortality and expense and administrative
   charges                                                            1,171,613      1,000,548        3,567,274
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                    -              -                -
                                                                  -------------    -----------     ------------
Net increase (decrease) from capital transactions                    12,773,751     (1,155,849)      87,831,422
Net assets at beginning of year                                      77,403,542     72,593,625      200,164,981
                                                                  -------------    -----------     ------------
Net assets at end of year                                         $ 108,925,301    $76,592,910     $335,023,114
                                                                  =============    ===========     ============

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999



                                                                 FORTIS BLUE     FORTIS MID     FORTIS LARGE   FORTIS SMALL
                                                                  CHIP STOCK     CAP STOCK       CAP GROWTH     CAP VALUE
                                                                -------------   ------------    ------------   ------------
OPERATIONS
Dividend income                                                 $   3,230,163   $     21,642    $  1,132,189   $  1,423,506
Mortality and expense and administrative charges                   (2,402,586)      (152,523)       (451,055)      (251,882)
Net realized gain (loss) on investments                             1,198,634         87,767         109,210        114,238
Net unrealized appreciation (depreciation) of investments
   during the year                                                 30,746,993      2,028,045       9,195,175      1,783,939
                                                                -------------   ------------    ------------   ------------
Net increase (decrease) in net assets resulting from               32,773,204      1,984,931       9,985,519      3,069,801
   operations

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                 49,470,137      8,507,383      45,928,848     17,798,817
Redemption of Variable Account units                               (5,494,982)    (1,224,101)       (706,824)    (2,200,370)
Redemptions for mortality and expense and administrative
   charges                                                          2,402,586        152,523         451,055        251,882
Dividend income distribution to Fortis Benefits Insurance
   Company                                                           (109,184)        (4,648)       (105,952)      (139,251)
                                                                -------------   ------------    ------------   ------------
Net increase (decrease) from capital transactions                  46,268,557      7,431,157      45,567,127     15,711,078
Net assets at beginning of year                                   145,914,116     11,366,916      14,909,298     14,138,583
                                                                -------------   ------------    ------------   ------------
Net assets at end of year                                       $ 224,955,877   $ 20,783,004    $ 70,461,944   $ 32,919,462
                                                                =============   ============    ============   ============

                                                                WELLS FARGO        WELLS FARGO    WELLS FARGO
                                                                  LARGE CAP      CORPORATE BOND    SMALL CAP
                                                                 (FORMERLY         (FORMERLY        (FORMERLY
                                                                   NORWEST       NORWEST INCOME   NORWEST SMALL
                                                                 VALUGROWTH)        EQUITY)        COMPANY STOCK)
                                                                 -----------      ------------    ------------
OPERATIONS
Dividend income                                                  $11,571,999      $  1,501,450    $          -
Mortality and expense and administrative charges                    (531,353)         (370,235)       (177,088)
Net realized gain (loss) on investments                              879,862          (183,430)       (410,559)
Net unrealized appreciation (depreciation) of investments
   during the year                                                (1,863,822)       (2,049,455)      8,208,680
                                                                 -----------      ------------    ------------
Net increase (decrease) in net assets resulting from              10,056,686        (1,101,670)      7,621,033
   operations

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                 6,308,101        12,059,360       1,380,420
Redemption of Variable Account units                              (3,919,806)       (2,490,066)     (3,031,763)
Redemptions for mortality and expense and administrative
   charges                                                           531,353           370,235         177,088
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                 -                 -               -
                                                                 -----------      ------------    ------------
Net increase (decrease) from capital transactions                  2,919,648         9,939,529      (1,474,255)
Net assets at beginning of year                                   35,751,725        22,156,639      13,292,225
                                                                 -----------      ------------    ------------
Net assets at end of year                                        $48,728,059      $ 30,994,498    $ 19,439,003
                                                                 ===========      ============    ============

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999

                                                              WELLS FARGO EQUITY
                                                                INCOME (FORMERLY                                   WELLS FARGO
                                                                 NORWEST INCOME    WELLS FARGO     WELLS FARGO        ASSET
                                                                     EQUITY)         GROWTH *     EQUITY VALUE *    ALLOCATION *
                                                                 --------------     ----------     -----------    -------------
OPERATIONS
Dividend income                                                   $  1,270,864        $     7        $    207       $    8,345
Mortality and expense and administrative charges                    (1,528,635)          (128)           (253)          (2,723)
Net realized gain (loss) on investments                                558,248              -               -               87
Net unrealized appreciation (depreciation) of investments
   during the year                                                   5,205,012          4,926           1,622           36,841
                                                                  ------------        -------        --------       ----------
Net increase (decrease) in net assets resulting from
   operations                                                        5,505,489          4,805           1,576           42,550

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                  36,840,158         56,259          99,914        1,182,701
Redemption of Variable Account units                                (3,461,257)            (1)              -           (4,275)
Redemptions for mortality and expense and administrative
   charges                                                           1,528,635            128             253            2,723
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                   -              -               -                -
                                                                  ------------        -------        --------       ----------
Net increase (decrease) from capital transactions                   34,907,536         56,386         100,167        1,181,149
Net assets at beginning of year                                     86,057,023              -               -                -
                                                                  ------------        -------        --------       ----------
Net assets at end of year                                         $126,470,048        $61,191        $101,743       $1,223,699
                                                                  ============        =======        ========       ==========

                                                                                                  AIM V.I.
                                                                 SCUDDER         AIM V.I.      INTERNATIONAL
                                                              INTERNATIONAL       VALUE           EQUITY
                                                              -------------   -------------    -------------
OPERATIONS
Dividend income                                                $   825,077     $   410,251       $  188,386
Mortality and expense and administrative charges                  (123,780)       (194,130)         (40,956)
Net realized gain (loss) on investments                            252,120          28,203           39,670
Net unrealized appreciation (depreciation) of investments
   during the year                                               3,033,017       3,720,163        1,649,575
                                                               -----------     -----------       ----------
Net increase (decrease) in net assets resulting from
   operations                                                    3,986,434       3,964,487        1,836,675

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                 226,709      16,475,875        2,617,843
Redemption of Variable Account units                            (1,596,240)       (279,283)        (238,984)
Redemptions for mortality and expense and administrative
   charges                                                         123,780         194,130           40,956
Dividend income distribution to Fortis Benefits Insurance
   Company                                                               -               -                -
                                                               -----------     -----------       ----------
Net increase (decrease) from capital transactions               (1,245,751)     16,390,722        2,419,815
Net assets at beginning of year                                  8,386,931       4,972,260        1,574,363
                                                               -----------     -----------       ----------
Net assets at end of year                                      $11,127,614     $25,327,469       $5,830,853
                                                               ===========     ===========       ==========


*    For the period from September 20, 1999 to December 31, 1999.

See accompanying notes

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999

                                                                    ALLIANCE                          ALLIANCE
                                                                     MONEY            ALLIANCE         PREMIER         SAFECO
                                                                     MARKET         INTERNATIONAL      GROWTH          GROWTH
                                                                 ---------------    ------------    ------------    ------------
OPERATIONS
Dividend income                                                  $       980,514    $     60,854    $     99,520    $          -
Mortality and expense and administrative charges                         (93,511)         (5,299)        (35,830)        (20,651)
Net realized gain (loss) on investments                                        -         783,355       1,669,250        (539,748)
Net unrealized appreciation (depreciation) of investments
   during the year                                                        (1,972)         85,364         257,229         702,775
                                                                 ---------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from operations          885,031         924,274       1,990,169         142,376

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   200,368,900      61,396,606      13,223,689       4,984,999
Redemption of Variable Account units                                (201,747,571)    (61,575,309)    (15,623,413)     (6,589,089)
Redemptions for mortality and expense and administrative charges          93,511           5,299          35,830          20,651

Dividend income distribution to Fortis Benefits Insurance
   Company                                                                     -               -               -               -
                                                                 ---------------    ------------    ------------    ------------
Net increase (decrease) from capital transactions                     (1,285,160)       (173,404)     (2,363,894)     (1,583,439)
Net assets at beginning of year                                       16,561,373       1,185,950       8,695,749       5,578,102
                                                                 ---------------    ------------    ------------    ------------
Net assets at end of year                                        $    16,161,244    $  1,936,820    $  8,322,024    $  4,137,039
                                                                 ===============    ============    ============    ============

                                                                                FEDERATED U.S.    FEDERATED
                                                                     SAFECO       GOVERNMENT     HIGH INCOME
                                                                     EQUITY      SECURITIES II   BOND FUND II
                                                                   -----------    ------------  -------------
OPERATIONS
Dividend income                                                    $   179,477    $     58,331  $     384,300
Mortality and expense and administrative charges                       (15,168)        (19,646)       (42,973)
Net realized gain (loss) on investments                                137,678         (28,762)      (136,499)
Net unrealized appreciation (depreciation) of investments
   during the year                                                     (20,217)        (19,403)      (121,670)
                                                                   -----------    ------------  -------------
Net increase (decrease) in net assets resulting from operations        281,770          (9,480)        83,158

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   2,726,246       6,472,452     21,516,246
Redemption of Variable Account units                                (1,922,280)     (2,731,024)   (16,700,953)
Redemptions for mortality and expense and administrative charges        15,168          19,646         42,973
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                   -               -              -
                                                                   -----------    ------------  -------------
Net increase (decrease) from capital transactions                      819,134       3,761,074      4,858,266
Net assets at beginning of year                                      2,288,591       1,054,187      3,713,159
                                                                   -----------    ------------  -------------
Net assets at end of year                                          $ 3,389,495    $  4,805,781  $   8,654,583
                                                                   ===========    ============  =============


See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999

                                                                                   FEDERATED      FEDERATED      FEDERATED
                                                                     FEDERATED      AMERICAN       EQUITY         GROWTH
                                                                    UTILITY II     LEADERS II      INCOME        STRATEGIES *
                                                                   ------------  -------------  --------------  -------------
OPERATIONS
Dividend income                                                    $     64,933  $     459,974  $       35,871  $           -
Mortality and expense and administrative charges                        (32,151)      (183,354)       (106,207)       (90,114)
Net realized gain (loss) on investments                                  (5,840)      (274,924)          1,692         10,040
Net unrealized appreciation (depreciation) of investments during
   the year                                                             (17,935)       111,282       1,936,223      6,370,927
                                                                   ------------  -------------  --------------  -------------
Net increase (decrease) in net assets resulting from operations           9,007        112,978       1,867,579      6,290,853

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    7,849,681     80,714,962      22,067,857     18,226,511
Redemption of Variable Account units                                 (2,352,749)   (43,728,259)        (38,072)      (147,062)
Redemptions for mortality and expense and administrative charges         32,151        183,354         106,207         90,114
Dividend income distribution to Fortis Benefits Insurance Company             -              -               -              -
                                                                   ------------  -------------  --------------  -------------
Net increase (decrease) from capital transactions                     5,529,083     37,170,057      22,135,992     18,169,563
Net assets at beginning of year                                       1,090,491      1,665,573               -              -
                                                                   ------------  -------------  --------------  -------------
Net assets at end of year                                          $  6,628,581  $  38,948,608  $   24,003,571  $  24,460,416
                                                                   ============  =============  ==============  =============

                                                                    FEDERATED   FEDERATED MONEY    FEDERATED
                                                                  INTERNATIONAL      FUND*         STRATEGIC
                                                                     EQUITY*                        INCOME**
                                                                  -------------   ------------     ----------
OPERATIONS
Dividend income                                                   $      10,135   $     45,051     $        -
Mortality and expense and administrative charges                        (34,075)       (12,240)        (1,532)
Net realized gain (loss) on investments                                     (41)             -              9
Net unrealized appreciation (depreciation) of investments during
   the year                                                           3,420,120              -         16,167
                                                                  -------------   ------------     ----------
Net increase (decrease) in net assets resulting from operations       3,396,139         32,811         14,644

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    6,923,501      8,313,016        586,922
Redemption of Variable Account units                                     (7,023)    (7,080,345)        (1,362)
Redemptions for mortality and expense and administrative charges         34,075         12,240          1,532
Dividend income distribution to Fortis Benefits Insurance Company             -              -              -
                                                                  -------------   ------------     ----------
Net increase (decrease) from capital transactions                     6,950,553      1,244,911        587,092
Net assets at beginning of year                                               -              -              -
                                                                  -------------   ------------     ----------
Net assets at end of year                                         $  10,346,692   $  1,277,722     $  601,736
                                                                  =============   ============     ==========

*    For the period from February 1, 1999 to December 31, 1999.
**   For the period from June 1, 1999 to December 31, 1999.

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999

                                                                                   LEXINGTON
                                                                   FEDERATED        NATURAL        LEXINGTON         MFS
                                                                   SMALL CAP       RESOURCES       EMERGING        EMERGING
                                                                  STRATEGIES**        TRUST         MARKETS         GROWTH
                                                                  ------------     -----------     -----------   ------------
OPERATIONS
Dividend income                                                   $          -     $     5,210     $       275   $          -
Mortality and expense and administrative charges                        (2,128)         (3,122)           (293)      (127,446)
Net realized gain (loss) on investments                                     74         (87,178)         35,831        969,753
Net unrealized appreciation (depreciation) of investments
   during the year                                                     175,321         128,261          25,869      7,798,184
                                                                  ------------     -----------     -----------   ------------
Net increase (decrease) in net assets resulting from operations        173,267          43,171          61,682      8,640,491

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   1,018,966       2,156,000         135,498     14,159,113
Redemption of Variable Account units                                      (501)     (1,817,326)       (124,824)    (7,363,014)
Redemptions for mortality and expense and administrative charges         2,128           3,122             293        127,446
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                   -               -               -              -
                                                                  ------------     -----------     -----------   ------------
Net increase (decrease) from capital transactions                    1,020,593         341,796          10,967      6,923,545
Net assets at beginning of year                                              -         532,800          58,894      6,789,451
                                                                  ------------     -----------     -----------   ------------
Net assets at end of year                                         $  1,193,860     $   917,767     $   131,543   $ 22,353,487
                                                                  ============     ===========     ===========   ============

                                                                                                   MONTGOMERY
                                                                    MFS HIGH        MFS WORLD      EMERGING
                                                                     INCOME        GOVERNMENT       MARKETS
                                                                   -----------      ---------    ------------
OPERATIONS
Dividend income                                                    $   401,657      $  14,302    $         74
Mortality and expense and administrative charges                       (77,640)          (707)         (3,647)
Net realized gain (loss) on investments                                (43,906)       (24,456)        445,265
Net unrealized appreciation (depreciation) of investments
   during the year                                                     (31,441)        (1,365)         74,782
                                                                   -----------      ---------    ------------
Net increase (decrease) in net assets resulting from operations        248,670        (12,226)        516,474

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   9,777,837        705,250      20,340,446
Redemption of Variable Account units                                (5,404,573)      (990,963)    (20,144,272)
Redemptions for mortality and expense and administrative charges        77,640            707           3,647
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                   -              -               -
                                                                   -----------      ---------    ------------
Net increase (decrease) from capital transactions                    4,450,904       (285,006)        199,821
Net assets at beginning of year                                      3,508,800        325,006         309,163
                                                                   -----------      ---------    ------------
Net assets at end of year                                          $ 8,208,374      $  27,774    $  1,025,458
                                                                   ===========      =========    ============

**   For the period from June 1, 1999 to December 31, 1999.


See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999

                                                                                     STRONG         STRONG          AMERICAN
                                                                     MONTGOMERY    DISCOVERY     INTERNATIONAL     CENTURY VP
                                                                       GROWTH        FUND II          II            BALANCED
                                                                   ------------   ------------   -------------     -----------
OPERATIONS
Dividend income                                                    $      5,201   $     27,272   $       1,845     $   204,087
Mortality and expense and administrative charges                         (4,566)          (963)         (3,930)         (6,370)
Net realized gain (loss) on investments                                 233,717        (52,371)        606,345          11,391
Net unrealized appreciation (depreciation) of investments during
   the year                                                              (1,115)        39,168         395,740         (74,370)
                                                                   ------------   ------------   -------------     -----------
Net increase (decrease) in net assets resulting from operations         233,237         13,106       1,000,000         134,738

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    3,986,865      1,505,925      17,404,182         713,675
Redemption of Variable Account units                                 (4,518,176)    (1,729,824)    (16,023,839)       (700,154)
Redemptions for mortality and expense and administrative charges          4,566            963           3,930           6,370
Dividend income distribution to Fortis Benefits Insurance Company             -              -               -               -
                                                                   ------------   ------------   -------------     -----------
Net increase (decrease) from capital transactions                      (526,745)      (222,936)      1,384,273          19,891
Net assets at beginning of year                                         768,330        485,106         320,567       1,328,610
                                                                   ------------   ------------   -------------     -----------
Net assets at end of year                                          $    474,822   $    275,276   $   2,704,840     $ 1,483,239
                                                                   ============   ============   =============     ===========

                                                                                                     VAN ECK
                                                                     AMERICAN        VAN ECK        WORLDWIDE
                                                                      CENTURY       WORLDWIDE          HARD
                                                                     VP GROWTH      BOND FUND      ASSETS FUND
                                                                   ------------    -----------    ------------
OPERATIONS
Dividend income                                                    $          -    $    32,424    $      5,800
Mortality and expense and administrative charges                         (1,427)        (1,686)         (3,390)
Net realized gain (loss) on investments                                  74,376        (59,331)         19,792
Net unrealized appreciation (depreciation) of investments during
   the year                                                             129,007        (13,943)        123,503
                                                                   ------------    -----------    ------------
Net increase (decrease) in net assets resulting from operations         201,956        (42,536)        145,705

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    1,507,118      1,050,294       5,494,999
Redemption of Variable Account units                                 (1,098,083)    (1,582,123)     (5,197,598)
Redemptions for mortality and expense and administrative charges          1,427          1,686           3,390
Dividend income distribution to Fortis Benefits Insurance Company             -              -               -
                                                                   ------------    -----------    ------------
Net increase (decrease) from capital transactions                       410,462       (530,143)        300,791
Net assets at beginning of year                                         130,057        882,098         371,483
                                                                   ------------    -----------    ------------
Net assets at end of year                                          $    742,475    $   309,419    $    817,979
                                                                   ============    ===========    ============

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999


                                                                                 NEUBERGER &
                                                                                  BERMAN AMT
                                                                                   LIMITED      NEUBERGER &     INVESCO
                                                                                  MATURITY       BERMAN AMT      HEALTH
                                                                                    BOND          PARTNERS     & SCIENCES
                                                                                  ---------      ----------    ------------
OPERATIONS
Dividend income                                                                   $  34,231      $   22,384    $      1,773
Mortality and expense and administrative charges                                     (2,313)         (3,261)         (8,720)
Net realized gain (loss) on investments                                             (20,107)         (5,353)         58,119
Net unrealized appreciation (depreciation) of investments during the year            (8,853)         32,264         (29,108)
                                                                                  ---------      ----------    ------------
Net increase (decrease) in net assets resulting from operations                       2,958          46,034          22,064

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                                  578,191         597,368       4,368,976
Redemption of Variable Account units                                               (714,271)       (873,323)     (4,238,621)
Redemptions for mortality and expense and administrative charges                      2,313           3,261           8,720
Dividend income distribution to Fortis Benefits Insurance Company                         -               -               -
                                                                                  ---------      ----------    ------------
Net increase (decrease) from capital transactions                                  (133,767)       (272,694)        139,075
Net assets at beginning of year                                                     675,400         852,869       1,868,095
                                                                                  ---------      ----------    ------------
Net assets at end of year                                                         $ 544,591      $  626,209    $  2,029,234
                                                                                  =========      ==========    ============

                                                                                    INVESCO                           COMBINED
                                                                                  INDUSTRIAL       INVESCO            VARIABLE
                                                                                    INCOME        TECHNOLOGY          ACCOUNT
                                                                                  -----------    ------------    ---------------
OPERATIONS
Dividend income                                                                   $    15,560    $          -    $   288,944,665
Mortality and expense and administrative charges                                       (3,233)        (18,191)       (42,331,871)
Net realized gain (loss) on investments                                                50,003       1,995,638        114,341,208
Net unrealized appreciation (depreciation) of investments during the year              22,334       2,842,497        414,351,155
                                                                                  -----------    ------------    ---------------
Net increase (decrease) in net assets resulting from operations                        84,664       4,819,944        775,305,157

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                                  1,629,081      24,971,634      1,142,010,519
Redemption of Variable Account units                                               (1,394,230)    (18,308,129)      (945,768,190)
Redemptions for mortality and expense and administrative charges                        3,233          18,191         42,331,871
Dividend income distribution to Fortis Benefits Insurance Company                           -               -           (894,843)
                                                                                  -----------    ------------    ---------------
Net increase (decrease) from capital transactions                                     238,084       6,681,696        237,679,357
Net assets at beginning of year                                                       540,536       1,239,047      2,937,518,919
                                                                                  -----------    ------------    ---------------
Net assets at end of year                                                         $   863,284    $ 12,740,687    $ 3,950,503,433
                                                                                  ===========    ============    ===============


See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                       Statement of Changes in Net Assets

                          Year ended December 31, 1998

                                                                                  FORTIS U.S.
                                                                FORTIS GROWTH     GOVERNMENT    FORTIS MONEY    FORTIS ASSET
                                                                    STOCK         SECURITIES       MARKET        ALLOCATION
                                                                -------------   --------------  ------------    --------------
OPERATIONS
Dividend income                                                 $  26,467,526   $    8,254,423  $  2,881,782    $      944,495
Mortality and expense and administrative charges                   (7,108,278)      (1,819,718)     (754,138)       (6,446,486)
Net realized gain (loss) on investments                            34,160,134          378,287       317,058         5,833,283
Net unrealized appreciation (depreciation) of investments
   during the year                                                 29,707,787        2,601,264      (332,026)       80,554,775
                                                                -------------   --------------  ------------    --------------
Net increase (decrease) in net assets resulting from               83,227,169        9,414,256     2,112,676        80,886,067
   operations

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                  8,096,970       29,320,325    56,925,744        38,225,062
Redemption of Variable Account units                              (83,484,018)     (31,609,712)  (41,411,119)      (27,638,570)
Redemptions for mortality and expense and administrative
   charges                                                          7,108,278        1,819,718       754,138         6,446,486
Funding of subaccount by Fortis Benefits Insurance Company                  -                -             -                 -
Redemption of Fortis Benefits Insurance Company investment
   in subaccount                                                            -                -             -                 -
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                  -                -             -                 -
                                                                -------------   --------------  ------------    --------------
Net increase (decrease) from capital transactions                 (68,278,770)        (469,669)   16,268,763        17,032,978
Net assets at beginning of year                                   526,688,738      132,824,879    48,737,748       438,465,903
                                                                -------------   --------------  ------------    --------------
Net assets at end of year                                       $ 541,637,137   $  141,769,466  $ 67,119,187    $  536,384,948
                                                                =============   ==============  ============    ==============

                                                                   FORTIS                           FORTIS
                                                                 DIVERSIFIED    FORTIS GLOBAL     AGGRESSIVE
                                                                   INCOME           GROWTH          GROWTH
                                                               --------------  ---------------  ------------
OPERATIONS
Dividend income                                                $    6,770,367  $       295,915  $    171,175
Mortality and expense and administrative charges                   (1,387,204)      (3,706,532)   (1,205,738)
Net realized gain (loss) on investments                               248,128       15,447,835     1,786,779
Net unrealized appreciation (depreciation) of investments
   during the year                                                   (806,741)      12,596,119    15,717,735
                                                               --------------  ---------------  ------------
Net increase (decrease) in net assets resulting from                4,824,550       24,633,337    16,469,951
   operations

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                 11,808,123        5,585,488     6,778,089
Redemption of Variable Account units                               (9,454,092)     (47,585,475)  (13,235,104)
Redemptions for mortality and expense and administrative
   charges                                                          1,387,204        3,706,532     1,205,738
Funding of subaccount by Fortis Benefits Insurance Company                  -                -             -
Redemption of Fortis Benefits Insurance Company investment
   in subaccount                                                            -                -             -
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                  -                -             -
                                                               --------------  ---------------  ------------
Net increase (decrease) from capital transactions                   3,741,235      (38,293,455)   (5,251,277)
Net assets at beginning of year                                    98,063,099      275,542,311    86,757,870
                                                               --------------  ---------------  ------------
Net assets at end of year                                      $  106,628,884  $   261,882,193  $ 97,976,544
                                                               ==============  ===============  ============

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1998


                                                                                                FORTIS GLOBAL
                                                                  FORTIS GROWTH   FORTIS HIGH       ASSET        FORTIS GLOBAL
                                                                     & INCOME         YIELD       ALLOCATION         BOND
                                                                 --------------   ------------   ------------    ------------
OPERATIONS
Dividend income                                                  $       74,701   $  5,211,819   $  4,126,850    $    963,909
Mortality and expense and administrative charges                     (3,367,889)      (833,772)      (659,482)       (190,032)
Net realized gain (loss) on investments                               3,162,729        117,060        501,769         158,614
Net unrealized appreciation (depreciation) of investments
   during the year                                                   26,107,816     (5,113,753)     3,060,304       1,473,210
                                                                 --------------   ------------   ------------    ------------
Net increase (decrease) in net assets resulting from operations      25,977,357       (618,646)     7,029,441       2,405,701

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   34,565,822     17,120,211      9,260,170       6,259,719
Redemption of Variable Account units                                (12,370,869)    (6,968,139)    (3,266,333)     (4,791,843)
Redemptions for mortality and expense and administrative
   charges                                                            3,367,889        833,772        659,482         190,032
Funding of subaccount by Fortis Benefits Insurance Company                    -              -              -               -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                 -              -              -               -
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                    -              -       (265,877)       (241,695)
                                                                 --------------   ------------   ------------    ------------
Net increase (decrease) from capital transactions                    25,562,842     10,985,844      6,387,442       1,416,213
Net assets at beginning of year                                     214,442,986     54,179,260     46,053,856      18,796,550
                                                                 --------------   ------------   ------------    ------------
Net assets at end of year                                        $  265,983,185   $ 64,546,458   $ 59,470,739    $ 22,618,464
                                                                 ==============   ============   ============    ============

                                                                     FORTIS
                                                                 INTERNATIONAL                      FORTIS
                                                                     STOCK        FORTIS VALUE      S & P 500
                                                                 ------------    ------------    -------------
OPERATIONS
Dividend income                                                  $  5,327,524    $  1,608,314    $   2,986,482
Mortality and expense and administrative charges                     (950,221)       (871,723)      (1,887,000)
Net realized gain (loss) on investments                             2,690,314         700,432        3,863,409
Net unrealized appreciation (depreciation) of investments
   during the year                                                  2,473,473       2,820,051       29,200,375
                                                                 ------------    ------------    -------------
Net increase (decrease) in net assets resulting from operations     9,541,090       4,257,074       34,163,266

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                 16,782,466      26,693,597      100,704,775
Redemption of Variable Account units                               (8,715,471)     (5,550,357)     (19,641,461)
Redemptions for mortality and expense and administrative
   charges                                                            950,221         871,723        1,887,000
Funding of subaccount by Fortis Benefits Insurance Company                  -               -                -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                      (4,534,143)     (1,111,186)      (6,137,363)
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                  -               -                -
                                                                 ------------    ------------    -------------
Net increase (decrease) from capital transactions                   4,483,073      20,903,777       76,812,951
Net assets at beginning of year                                    63,379,379      47,432,774       89,188,764
                                                                 ------------    ------------    -------------
Net assets at end of year                                        $ 77,403,542    $ 72,593,625    $ 200,164,981
                                                                 ============    ============    =============

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1998


                                                                    FORTIS BLUE    FORTIS MID     FORTIS LARGE    FORTIS SMALL
                                                                     CHIP STOCK    CAP STOCK *     CAP GROWTH *    CAP VALUE *
                                                                   -------------  ------------    ------------    ------------
OPERATIONS
Dividend income                                                    $   2,429,183  $     19,450    $      3,827    $    189,053
Mortality and expense and administrative charges                      (1,324,309)      (22,225)         (6,487)        (41,502)
Net realized gain (loss) on investments                                  368,440       (12,512)         (8,719)        (17,305)
Net unrealized appreciation (depreciation) of investments
   during the year                                                    23,595,863       545,643       2,263,168          58,284
                                                                   -------------  ------------    ------------    ------------
Net increase (decrease) in net assets resulting from operations       25,069,177       530,356       2,251,789         188,530

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    57,253,131     6,896,405       8,728,546      10,421,155
Redemption of Variable Account units                                  (2,538,109)     (225,181)       (226,237)       (610,438)
Redemptions for mortality and expense and administrative charges
                                                                       1,324,309        22,225           6,487          41,502
Funding of subaccount by Fortis Benefits Insurance Company                     -     4,150,000       4,150,000       4,150,000
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                           (182,209)            -               -               -
Dividend income distribution to Fortis Benefits Insurance
   Company                                                              (106,437)       (6,889)         (1,287)        (52,166)
                                                                   -------------  ------------    ------------    ------------
Net increase (decrease) from capital transactions                     55,750,685    10,836,560      12,657,509      13,950,053
Net assets at beginning of year                                       65,094,254             -               -               -
                                                                   -------------  ------------    ------------    ------------
Net assets at end of year                                          $ 145,914,116  $ 11,366,916    $ 14,909,298    $ 14,138,583
                                                                   =============  ============    ============    ============

                                                                                    NORWEST      NORWEST SMALL
                                                                    NORWEST      INTERMEDIATE      COMPANY
                                                                   VALUGROWTH        BOND           STOCK
                                                                  ------------    ------------   ------------
OPERATIONS
Dividend income                                                   $    238,581    $  1,098,033   $     39,626
Mortality and expense and administrative charges                      (411,392)       (207,725)      (168,037)
Net realized gain (loss) on investments                                 14,844          58,241        222,258
Net unrealized appreciation (depreciation) of investments
   during the year                                                   5,752,937      (1,238,385)    (2,310,701)
                                                                  ------------    ------------   ------------
Net increase (decrease) in net assets resulting from operations      5,594,970        (289,836)    (2,216,854)

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   9,841,845      14,092,379      6,325,057
Redemption of Variable Account units                                (1,757,906)     (1,034,235)      (779,846)
Redemptions for mortality and expense and administrative charges
                                                                       411,392         207,725        168,037
Funding of subaccount by Fortis Benefits Insurance Company                   -               -              -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                -               -     (1,710,197)
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                   -               -              -
                                                                  ------------    ------------   ------------
Net increase (decrease) from capital transactions                    8,495,331      13,265,869      4,003,051
Net assets at beginning of year                                     21,661,424       9,180,606     11,506,028
                                                                  ------------    ------------   ------------
Net assets at end of year                                         $ 35,751,725    $ 22,156,639   $ 13,292,225
                                                                  ============    ============   ============

*    For the period from May 1, 1998 to December 31, 1998.

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1998

                                                                   NORWEST                                        AIM V.I.
                                                                    INCOME          SCUDDER       AIM V.I.      INTERNATIONAL
                                                                    EQUITY       INTERNATIONAL     VALUE           EQUITY
                                                                 ------------     -----------    -----------     -----------
OPERATIONS
Dividend income                                                  $  1,056,309     $   896,543    $   211,271     $    12,369
Mortality and expense and administrative charges                     (888,643)       (109,417)       (18,617)         (7,795)
Net realized gain (loss) on investments                               230,940          30,845            847            (627)
Net unrealized appreciation (depreciation) of investments
   during the year                                                  8,996,308         252,510        460,156          23,040
                                                                 ------------     -----------    -----------     -----------
Net increase (decrease) in net assets resulting from operations     9,394,914       1,070,481        653,657          26,987

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                 37,762,541       1,811,004      4,403,159       1,598,178
Redemption of Variable Account units                               (1,797,881)       (788,697)      (103,173)        (58,597)
Redemptions for mortality and expense and administrative
   charges                                                            888,643         109,417         18,617           7,795
Funding of subaccount by Fortis Benefits Insurance Company                  -               -              -               -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                               -               -              -               -
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                  -               -              -               -
                                                                 ------------     -----------    -----------     -----------
Net increase (decrease) from capital transactions                  36,853,303       1,131,724      4,318,603       1,547,376
Net assets at beginning of year                                    39,808,806       6,184,726              -               -
                                                                 ------------     -----------    -----------     -----------
Net assets at end of year                                        $ 86,057,023     $ 8,386,931    $ 4,972,260     $ 1,574,363
                                                                 ============     ===========    ===========     ===========

                                                                   ALLIANCE                         ALLIANCE
                                                                     MONEY            ALLIANCE       PREMIER
                                                                    MARKET         INTERNATIONAL     GROWTH
                                                                  -------------   --------------  ------------
OPERATIONS
Dividend income                                                   $   1,519,027   $      275,640  $     43,994
Mortality and expense and administrative charges                        (71,287)          (9,699)      (21,589)
Net realized gain (loss) on investments                                       -          670,420       539,395
Net unrealized appreciation (depreciation) of investments
   during the year                                                            -          (11,830)    1,207,289
                                                                  -------------   --------------  ------------
Net increase (decrease) in net assets resulting from operations       1,447,740          924,531     1,769,089

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                  275,790,809      112,885,826    44,398,125
Redemption of Variable Account units                               (267,800,970)    (115,289,922)  (39,496,646)
Redemptions for mortality and expense and administrative
   charges                                                               71,287            9,699        21,589
Funding of subaccount by Fortis Benefits Insurance Company                    -                -             -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                 -                -             -
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                    -                -             -
                                                                  -------------   --------------  ------------
Net increase (decrease) from capital transactions                     8,061,126       (2,394,397)    4,923,068
Net assets at beginning of year                                       7,052,507        2,655,816     2,003,592
                                                                  -------------   --------------  ------------
Net assets at end of year                                         $  16,561,373   $    1,185,950  $  8,695,749
                                                                  =============   ==============  ============

See accompanying notes.

\

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1998


                                                                                                   FEDERATED U.S.    FEDERATED
                                                                      SAFECO           SAFECO        GOVERNMENT     HIGH INCOME
                                                                      GROWTH           EQUITY      SECURITIES II   BOND FUND II
                                                                   ------------     -----------     -----------    ------------
OPERATIONS
Dividend income                                                    $    611,481     $   107,105     $     1,490    $    145,006
Mortality and expense and administrative charges                        (23,023)         (8,994)         (3,497)        (14,352)
Net realized gain (loss) on investments                                (298,311)        106,229          38,761         102,512
Net unrealized appreciation (depreciation) of investments during
   the year                                                              20,810         181,464          10,223          70,747
                                                                   ------------     -----------     -----------    ------------
Net increase (decrease) in net assets resulting from operations         310,957         385,804          46,977         303,913

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   38,247,904       5,017,777       8,903,906      12,041,460
Redemption of Variable Account units                                (36,738,247)     (4,563,051)     (8,113,615)    (11,229,632)
Redemptions for mortality and expense and administrative charges         23,023           8,994           3,497          14,352
Funding of subaccount by Fortis Benefits Insurance Company                    -               -               -               -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                 -               -               -               -
Dividend income distribution to Fortis Benefits Insurance Company             -               -               -               -
                                                                   ------------     -----------     -----------    ------------
Net increase (decrease) from capital transactions                     1,532,680         463,720         793,788         826,180
Net assets at beginning of year                                       3,734,465       1,439,067         213,422       2,583,066
                                                                   ------------     -----------     -----------    ------------
Net assets at end of year                                          $  5,578,102     $ 2,288,591     $ 1,054,187    $  3,713,159
                                                                   ============     ===========     ===========    ============

                                                                                                     LEXINGTON
                                                                                     FEDERATED        NATURAL
                                                                      FEDERATED       AMERICAN       RESOURCES
                                                                     UTILITY II      LEADERS II        TRUST
                                                                     ----------     -----------     -----------
OPERATIONS
Dividend income                                                      $   17,235     $   233,707     $    43,384
Mortality and expense and administrative charges                         (3,159)        (12,652)         (3,193)
Net realized gain (loss) on investments                                 (30,623)        274,612        (119,305)
Net unrealized appreciation (depreciation) of investments during
   the year                                                               3,687          77,514        (105,350)
                                                                     ----------     -----------     -----------
Net increase (decrease) in net assets resulting from operations         (12,860)        573,181        (184,464)

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    6,829,897      26,396,563       1,760,109
Redemption of Variable Account units                                 (7,379,883)    (28,510,268)     (2,202,365)
Redemptions for mortality and expense and administrative charges          3,159          12,652           3,193
Funding of subaccount by Fortis Benefits Insurance Company                    -               -               -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                 -               -               -
Dividend income distribution to Fortis Benefits Insurance Company             -               -               -
                                                                     ----------     -----------     -----------
Net increase (decrease) from capital transactions                      (546,827)     (2,101,053)       (439,063)
Net assets at beginning of year                                       1,650,178       3,193,445       1,156,327
                                                                     ----------     -----------     -----------
Net assets at end of year                                            $1,090,491     $ 1,665,573     $   532,800
                                                                     ==========     ===========     ===========

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1998


                                                                    LEXINGTON         MFS
                                                                     EMERGING       EMERGING         MFS HIGH       MFS WORLD
                                                                     MARKETS         GROWTH           INCOME        GOVERNMENT
                                                                    -----------    ------------     -----------     -----------
OPERATIONS
Dividend income                                                     $     6,180    $     14,899     $    68,432     $     1,291
Mortality and expense and administrative charges                           (496)        (10,192)         (4,620)           (565)
Net realized gain (loss) on investments                                  (9,637)        533,200          (9,817)          3,733
Net unrealized appreciation (depreciation) of investments during
   the year                                                             (21,006)        819,762         (69,962)          1,201
                                                                    -----------    ------------     -----------     -----------
Net increase (decrease) in net assets resulting from operations         (24,959)      1,357,669         (15,967)          5,660

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    1,654,144      29,085,014       5,754,624       1,429,924
Redemption of Variable Account units                                 (2,210,494)    (27,832,016)     (2,913,514)     (1,219,491)
Redemptions for mortality and expense and administrative charges            496          10,192           4,620             565
Funding of subaccount by Fortis Benefits Insurance Company                    -               -               -               -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                 -               -               -               -
Dividend income distribution to Fortis Benefits Insurance Company             -               -               -               -
                                                                    -----------    ------------     -----------     -----------
Net increase (decrease) from capital transactions                      (555,854)      1,263,190       2,845,730         210,998
Net assets at beginning of year                                         639,707       4,168,592         679,037         108,348
                                                                    -----------    ------------     -----------     -----------
Net assets at end of year                                           $    58,894    $  6,789,451     $ 3,508,800     $   325,006
                                                                    ===========    ============     ===========     ===========

                                                                     MONTGOMERY                       STRONG
                                                                      EMERGING      MONTGOMERY       DISCOVERY
                                                                      MARKETS         GROWTH           FUND II
                                                                    -----------    ------------     -----------
OPERATIONS
Dividend income                                                     $     1,019    $     27,444     $    28,115
Mortality and expense and administrative charges                         (2,277)         (5,823)         (2,038)
Net realized gain (loss) on investments                                (251,784)         63,647          17,142
Net unrealized appreciation (depreciation) of investments during
   the year                                                              12,116        (104,066)         17,556
                                                                    -----------    ------------     -----------
Net increase (decrease) in net assets resulting from operations        (240,926)        (18,798)         60,775

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    3,568,166         958,991       8,735,012
Redemption of Variable Account units                                 (3,677,901)     (2,080,709)     (8,549,511)
Redemptions for mortality and expense and administrative charges          2,277           5,823           2,038
Funding of subaccount by Fortis Benefits Insurance Company                    -               -               -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                 -               -               -
Dividend income distribution to Fortis Benefits Insurance Company             -               -               -
                                                                    -----------    ------------     -----------
Net increase (decrease) from capital transactions                      (107,458)     (1,115,895)        187,539
Net assets at beginning of year                                         657,547       1,903,023         236,792
                                                                    -----------    ------------     -----------
Net assets at end of year                                           $   309,163    $    768,330     $   485,106
                                                                    ===========    ============     ===========

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1998



                                                                                      AMERICAN        AMERICAN         VAN ECK
                                                                      STRONG         CENTURY VP       CENTURY         WORLDWIDE
                                                                 INTERNATIONAL II     BALANCED       VP GROWTH        BOND FUND
                                                                 ----------------   ------------    ------------     -----------
OPERATIONS
Dividend income                                                   $       4,316    $     97,253    $      5,760     $     7,031
Mortality and expense and administrative charges                         (1,711)         (2,774)         (2,218)         (2,373)
Net realized gain (loss) on investments                                  62,354         (77,370)         67,659          45,162
Net unrealized appreciation (depreciation) of investments
   during the year                                                        9,766          86,667          32,986           5,746
                                                                  -------------    ------------    ------------     -----------
Net increase (decrease) in net assets resulting from operations          74,725         103,776         104,187          55,566

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   11,439,550       3,176,516      22,191,371       3,619,169
Redemption of Variable Account units                                (11,526,224)     (2,521,079)    (22,309,476)     (3,073,617)
Redemptions for mortality and expense and administrative charges
                                                                          1,711           2,774           2,218           2,373
Funding of subaccount by Fortis Benefits Insurance Company                    -               -               -               -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                 -               -               -               -
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                    -               -               -               -
                                                                  -------------    ------------    ------------     -----------
Net increase (decrease) from capital transactions                       (84,963)        658,211        (115,887)        547,925
Net assets at beginning of year                                         330,805         566,623         141,757         278,607
                                                                  -------------    ------------    ------------     -----------
Net assets at end of year                                         $     320,567    $  1,328,610    $    130,057     $   882,098
                                                                  =============    ============    ============     ===========

                                                                     VAN ECK       NEUBERGER &
                                                                    WORLDWIDE      BERMAN AMT      NEUBERGER &
                                                                   HARD ASSETS      LIMITED        BERMAN AMT
                                                                       FUND       MATURITY BOND     PARTNERS
                                                                   -----------    -------------    -----------
OPERATIONS
Dividend income                                                    $   146,361    $     23,272    $   123,635
Mortality and expense and administrative charges                        (3,044)         (2,433)        (4,346)
Net realized gain (loss) on investments                               (314,422)         (4,949)       (90,988)
Net unrealized appreciation (depreciation) of investments
   during the year                                                     (47,362)          3,288        (45,410)
                                                                   -----------    ------------    -----------
Net increase (decrease) in net assets resulting from operations       (218,467)         19,178        (17,109)

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   4,113,612       1,490,835      1,326,782
Redemption of Variable Account units                                (4,849,914)     (1,173,233)    (1,051,703)
Redemptions for mortality and expense and administrative charges
                                                                         3,044           2,433          4,346
Funding of subaccount by Fortis Benefits Insurance Company                   -               -              -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                -               -              -
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                   -               -              -
                                                                   -----------    ------------    -----------
Net increase (decrease) from capital transactions                     (733,258)        320,035        279,425
Net assets at beginning of year                                      1,323,208         336,187        590,553
                                                                   -----------    ------------    -----------
Net assets at end of year                                          $   371,483    $    675,400    $   852,869
                                                                   ===========    ============    ===========

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1998


                                                                     INVESCO         INVESCO                          COMBINED
                                                                     HEALTH &      INDUSTRIAL       INVESCO           VARIABLE
                                                                     SCIENCES        INCOME        TECHNOLOGY         ACCOUNT
                                                                   ------------   ------------     -----------    ----------------
OPERATIONS
Dividend income                                                    $     45,713   $     25,527     $     5,212    $     75,909,596
Mortality and expense and administrative charges                         (4,325)        (2,272)         (2,193)        (34,619,507)
Net realized gain (loss) on investments                                  83,990        (17,099)        (30,307)         71,607,287
Net unrealized appreciation (depreciation) of investments
   during the year                                                      170,413         32,862         160,236         240,978,559
                                                                   ------------   ------------     -----------    ----------------
Net increase (decrease) in net assets resulting from operations         295,791         39,018         132,948         353,875,395

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    5,191,549      1,055,446       4,726,295       1,169,049,337
Redemption of Variable Account units                                 (3,777,233)      (893,692)     (3,791,287)       (950,418,556)
Redemptions for mortality and expense and administrative charges
                                                                          4,325          2,272           2,193          34,619,507
Funding of subaccount by Fortis Benefits Insurance Company                    -              -               -          12,450,000
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                 -              -               -         (13,675,098)
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                    -              -               -            (674,351)
                                                                   ------------   ------------     -----------    ----------------
Net increase (decrease) from capital transactions                     1,418,641        164,026         937,201         251,350,839
Net assets at beginning of year                                         153,663        337,492         168,898       2,332,292,685
                                                                   ------------   ------------     -----------    ----------------
Net assets at end of year                                          $  1,868,095   $    540,536     $ 1,239,047    $  2,937,518,919
                                                                   ============   ============     ===========    ================


See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                          Notes to Financial Statements

                               December 31, 1999

1.   GENERAL

FORTIS BENEFITS INSURANCE COMPANY

Variable Account D (the "Account") was established as a segregated asset account of Fortis Benefits Insurance Company ("Fortis Benefits") on October 14, 1987 under Minnesota law. The Account is registered under the Investment Company Act of 1940 as a unit investment trust. The variable annuity contracts are sold under the names of EmPower Variable Annuity, Opportunity Variable Annuity, Wells Fargo Passage Variable Annuity (formerly known as Norwest Passage Variable Annuity), Masters Variable Annuity, Value Advantage Plus Variable Annuity and Income Preferred Variable Annuity and Federated Triple Crown Variable Annuity.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The assets of the Account are segregated from Fortis Benefits' other assets. The operations of the Account are part of Fortis Benefits. The following is a summary of significant accounting policies consistently followed by the Account in the preparation of its financial statements.

INVESTMENT TRANSACTIONS

Capital gain distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

INVESTMENT INCOME

Dividend income distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of net assets at the date of the financial statements and the reported amounts of net increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.   INVESTMENTS

There were 61 subaccounts within the Account. Investment in shares of the Fortis Series Fund, Inc. (the "Series") subaccounts are stated at market value, which is based on the percentage owned by the Account of the net asset value for the respective portfolios of these Series. The Series' net asset value is based on market quotations of the securities held in the portfolio. Investments in the other subaccounts are valued at the net asset (market) value per share at the close of business on December 31, as reported by the respective mutual fund.

On September 20, 1999, the Norwest Series Funds changed its name to the Wells Fargo Variable Trust. As a result of the change from Norwest to Wells Fargo, the following funds changed names: The Norwest Select Income Equity Fund changed to Wells Fargo Variable Trust Equity Income Fund, the Norwest Select Valugrowth Fund changed to Wells Fargo Variable Trust Large Company Growth Fund, the Norwest Income Fund changed to the Wells Fargo Variable Trust Corporate Bond Fund, and the Norwest Select Small Company Stock Fund changed to the Wells Fargo Variable Trust Small Cap Stock Fund.

The cost of investments sold and redeemed is determined on the average cost method. Unrealized appreciation or depreciation of investments represents the Account's share of the subaccounts' undistributed net investment income, undistributed realized gains or losses and unrealized appreciation or depreciation.

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


3.   INVESTMENTS (CONTINUED)

Purchases and sales of shares of the Fund are recorded on the trade date. The number of shares and aggregate cost of purchases, including reinvested dividends and realized capital gains, and aggregate cost of investments sold or redeemed were as follows:

                                                             YEAR ENDED DECEMBER 31, 1999
                                                ----------------------------------------------------------
                                                          SHARES              COST OF       COST OF SALES/
                                                PURCHASED        SOLD         PURCHASES      REDEMPTIONS
                                                ---------        ----         ---------      -----------
   Fortis Series Fund, Inc.:
     Growth Stock                               4,978,132      2,488,571     $161,442,240   $  60,051,825
     U.S. Government Securities                 1,916,594      2,147,519       19,930,332      23,141,836
     Money Market                               9,210,743      5,738,592      103,104,140      63,850,738
     Asset Allocation                           4,015,172      2,762,388       82,165,249      43,092,189
     Diversified Income                         1,206,078      1,555,645       13,354,668      18,287,745
     Global Growth                                770,088      2,667,719       20,141,023      38,663,127
     Aggressive Growth                          1,237,296        784,771       28,632,229      10,639,902
     Growth & Income                            1,147,912      1,657,035       23,472,414      24,762,684
     High Yield                                 1,396,065      1,176,380       13,088,327      11,968,830
     Global Asset Allocation                      730,517        535,027       10,234,446       6,996,772
     Global Bond                                  728,969        425,728        8,090,103       4,981,315
     International Stock                        1,543,903        815,081       24,396,424      10,609,129
     Value                                        449,284        605,528        6,823,332       7,895,168
     S & P 500                                  6,179,339      2,022,842      125,545,450      38,403,086
     Blue Chip Stock                            2,679,741        277,993       52,655,703       4,405,532
     Mid Cap Stock                                891,979        125,899        8,528,073       1,140,982
     Large Cap Growth                           3,491,409         50,255       47,009,337         703,566
     Small Cap Value                            1,921,850        222,974       19,193,803       2,225,383
   Wells Fargo Variable Trust:
     Large Cap                                    467,130        240,704       17,880,099       3,039,944
     Corporate Bond                             1,120,765        230,185       13,560,810       2,673,496
     Small Cap Stock                              122,610        269,659        1,382,121       3,442,322
     Income Equity                              2,148,439        203,437       38,111,023       2,903,009
     Growth                                         2,183              -           56,266               1
     Equity Value                                  10,708              -          100,121               -
     Asset Allocation                              75,891            302        1,191,046           4,188
   Scudder Variable Life Investment Fund:
     International                                 14,987        101,879        1,051,785       1,344,120
   AIM Variable Insurance Funds, Inc.:
     V.I. Value Fund                              563,265          9,554       16,886,126         251,080
     V.I. International Equity                    121,509          9,905        2,806,228         199,314

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


3.   INVESTMENTS (CONTINUED)

                                                            YEAR ENDED DECEMBER 31, 1999
                                               ----------------------------------------------------------
                                                      SHARES                  COST OF       COST OF SALES/
                                               PURCHASED        SOLD          PURCHASES      REDEMPTIONS
                                               ---------        ----          ---------      -----------
   Alliance Variable Product Series:
     Money Market                             200,370,409    201,747,571     $201,349,414    $201,747,571
     International                              3,557,215      3,535,060       61,457,460      60,791,954
     Premier Growth                               385,714        459,541       13,323,209      13,954,163
   SAFECO Resource Series:
     Growth                                       243,582        321,802        5,005,304       7,128,837
     Equity                                        88,378         61,277        2,905,724       1,784,602
   Federated Insurance Series:
     U.S. Government Securities II                610,469        256,608        6,530,790       2,759,786
     High Income Bond Fund II                   2,064,857      1,597,032       21,900,547      16,837,452
     American Leaders II                        3,837,639      2,066,898       81,174,935      44,003,183
     Equity Income                              1,474,209          2,456       22,103,728          36,380
     Growth Strategies                            798,642          6,531       18,226,511         137,022
     International Equity II                      374,118            439        6,933,636           7,065
     Utility II                                   548,821        163,128        7,914,617       2,358,588
     Money II                                   8,313,351      7,080,345        8,358,067       7,080,345
     Strategic Income II                           58,160            138          586,922           1,353
     Small Cap II                                  85,863             36        1,018,966             427
   Lexington Funds, Inc.:
     Natural Resources Trust                      170,459        145,816        2,161,210       1,904,504
     Emerging Markets                             135,638         14,322          135,773         105,456
   MFS Variable Insurance Trust:
     Emerging Growth                              249,835        301,231       14,159,112       6,393,261
     High Income                                  455,613        466,550       10,179,495       5,448,479
     World Government                              67,910         96,403          719,554       1,015,419
   Montgomery Variable Funds:
     Emerging Markets                           2,441,174      2,392,615       20,357,660      19,699,007
     Growth                                       235,480        260,002        3,992,065       4,284,459
   Strong Variable Insurance Funds:
     Discovery II                                 150,502        167,330        1,533,197       1,782,195
     International II                           1,729,393      1,600,904       17,406,027      15,417,494
   American Century Investments:
     VP Balanced                                   90,380         88,096          917,761         688,763
     VP Capital Appreciation                      141,050        105,438        1,507,118       1,023,707

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


3.   INVESTMENTS (CONTINUED)

                                                             YEAR ENDED DECEMBER 31, 1999
                                                ----------------------------------------------------------
                                                          SHARES                COST OF     COST OF SALES/
                                                PURCHASED         SOLD         PURCHASES     REDEMPTIONS
                                                ---------         ----         ---------     -----------
   Van Eck Worldwide Insurance Trust:
     Worldwide Bond Fund                           96,979        142,677     $  1,082,718    $  1,641,454
     Worldwide Hard Assets Fund                   523,306        479,248        5,500,799       5,177,805
   Neuberger & Berman, Inc.:
     AMT Limited Maturity Bond                     43,964         54,339          612,422         734,378
     AMT Partners                                  30,511         44,921          619,752         878,676
   INVESCO, Inc.:
     Health & Sciences                            289,246        284,870        4,370,749       4,180,502
     Industrial Income                             81,284         69,977        1,644,642       1,344,227
     Technology                                 1,106,916        850,184       24,971,634      16,312,491

                                                             YEAR ENDED DECEMBER 31, 1998
                                                ----------------------------------------------------------
                                                          SHARES                COST OF     COST OF SALES/
                                                PURCHASED         SOLD         PURCHASES     REDEMPTIONS
                                                ---------         ----         ---------     -----------
   Fortis Series Fund, Inc.:
     Growth Stock                               1,004,034      2,196,640    $  34,564,496   $  49,323,884
     U.S. Government Securities                 3,437,980      2,901,372       37,574,748      31,231,425
     Money Market                               5,363,997      3,716,023       59,807,526      41,094,061
     Asset Allocation                           2,001,168      1,458,017       39,169,557      21,805,287
     Diversified Income                         1,549,018        782,457       18,578,490       9,205,964
     Global Growth                                285,660      2,261,137        5,881,403      32,137,640
     Aggressive Growth                            487,885        901,804        6,949,264      11,448,325
     Growth & Income                            1,726,589        629,713       34,640,523       9,208,139
     High Yield                                 2,152,596        667,421       22,332,030       6,851,079
     Global Asset Allocation                      936,706        250,285       13,387,020       3,303,440
     Global Bond                                  631,500        440,320        7,223,628       4,874,924
     International Stock                        1,503,232        902,541       22,109,990      10,559,299
     Value                                      1,993,402        477,833       28,301,911       5,961,110
     S & P 500                                  6,188,109      1,534,358      103,691,257      21,915,415
     Blue Chip Stock                            3,595,998        155,356       59,682,314       2,458,315
     Mid Cap Stock                              1,205,928         26,346       11,055,855         244,582
     Large Cap Growth                           1,260,680         22,820       12,882,373         236,243
     Small Cap Value                            1,598,441         74,837       14,760,208         679,909
   Norwest Select Fund:
     ValuGrowth                                   660,500        120,742       10,080,966       1,743,062
     Intermediate Bond                          1,183,655         82,025       15,190,412         975,994

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


3.   INVESTMENTS (CONTINUED)

                                                             YEAR ENDED DECEMBER 31, 1998
                                                ----------------------------------------------------------
                                                          SHARES                COST OF     COST OF SALES/
                                                PURCHASED         SOLD         PURCHASES      REDEMPTIONS
                                                ---------         ----         ---------      -----------
   Norwest Select Fund (continued):
     Small Company Stock                          517,603        197,617     $  6,364,683   $   2,267,785
     Income Equity                              2,588,219        119,655       38,818,850       1,566,941
   Scudder Variable Life Investment Fund:
     International                                195,728         58,024        2,707,547         757,852
   AIM Variable Insurance Funds, Inc.:
     V.I. Value Fund                              193,718          4,299        4,614,430         102,326
     V.I. International Equity                     83,290          3,047        1,610,547          59,224
   Alliance Variable Product Series:
     Money Market                             277,309,836    267,800,970      277,309,836     267,800,970
     International                              6,931,865      7,035,341      113,161,466     114,619,502
     Premier Growth                             1,715,690      1,530,908       44,442,119      38,957,251
   SAFECO Resource Series:
     Growth                                     1,515,642      1,412,953       38,859,385      37,036,558
     Equity                                       184,338        165,126        5,124,882       4,456,822
   Federated Insurance Series:
     U.S. Government Securities II                820,671        746,374        8,905,396       8,074,854
     High Income Bond Fund II                   1,126,285      1,022,148       12,186,466      11,127,120
     Utility II                                 1,122,568        523,631        6,847,132       7,410,506
     American Leaders II                        1,344,922      1,430,779       26,630,270      28,235,656
   Lexington Funds, Inc.:
     Natural Resources Trust                      126,536        155,785        1,803,493       2,321,670
     Emerging Markets                             200,566        261,939        1,660,324       2,220,131
   MFS Variable Insurance Trust:
     Emerging Growth                            1,634,214      1,576,261       29,099,913      27,298,816
     High Income                                  494,434        245,098        5,823,056       2,923,331
     World Government                             135,626        116,366        1,431,215       1,215,758
   Montgomery Variable Funds:
     Emerging Markets                             454,651        469,946        3,569,185       3,929,685
     Growth                                        63,835        140,023          986,435       2,017,062
   Strong Variable Insurance Funds:
     Discovery II                                 675,218        656,764        8,763,127       8,532,369
     International II                           1,257,834      1,256,817       11,443,866      11,463,870
   American Century Investments:
     VP Balanced                                  407,610        317,069        3,273,769       2,598,449
     VP Growth                                  2,372,711      2,372,936       22,197,131      22,241,817

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


3.   INVESTMENTS (CONTINUED)

                                                                YEAR ENDED DECEMBER 31, 1998
                                                ----------------------------------------------------------
                                                          SHARES                COST OF     COST OF SALES/
                                                PURCHASED         SOLD         PURCHASES      REDEMPTIONS
                                                ---------         ----         ---------      -----------
   Van Eck Worldwide Insurance Trust:
     Worldwide Bond Fund                          305,599        259,118     $  3,626,200   $   3,028,455
     Worldwide Hard Assets Fund                   328,539        372,387        4,259,973       5,164,336
   Neuberger & Berman, Inc.:
     AMT Limited Maturity Bond                    110,676         85,614        1,514,107       1,178,182
     AMT Partners                                  73,345         56,959        1,450,417       1,142,691
   INVESCO, Inc.:
     Health & Sciences                            396,457        288,098        5,237,262       3,693,243
     Industrial Income                             59,410         50,171        1,080,973         910,791
     Technology                                   377,427        305,735        4,731,507       3,821,594

Fortis Benefits' investment in the subaccounts represented the following number of shares of the Funds held and aggregate cost of amounts invested at December 31, 1999:


                                                                 COST OF
                                                SHARES            SHARES
                                                -------         ----------
   Fortis Series Fund, Inc.:
     Global Asset Allocation                    299,219         $3,216,120
     Global Bond                                518,523          5,286,998
     Blue Chip Stock                            342,151          3,533,258
     Mid Cap Stock                              415,029          4,149,737
     Large Cap Growth                           415,274          4,183,997
     Small Cap Value                            415,310          4,142,723

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


4.   ACCOUNT CHARGES

ADMINISTRATION CHARGE

A $35 annual contract administrative charge is deducted each contract year from the value of each Opportunity Variable Annuity and Masters Variable Annuity and $30 for each EmPower Variable Annuity, Wells Fargo Passage Variable Annuity and Value Advantage Plus Variable Annuity on each anniversary of the contract date and upon total surrender of the contract. This charge will be waived during the accumulation period if the contract value at the end of the contract year (or upon total surrender) is $25,000 or more for the Opportunity Variable Annuity, Masters Variable Annuity and Wells Fargo Passage Variable Annuity and $100,000 for the EmPower Variable Annuity.

In addition, Fortis Benefits assesses each subaccount of the Opportunity Variable Annuity, Masters Variable Annuity, Income Preferred Variable Annuity and Federated Triple Crown Variable Annuity, a daily charge for administrative expense at annual rate of 0.10% of the net assets. For the EmPower Variable Annuity and Wells Fargo Passage Variable Annuity, the daily charge is assessed at an annual rate of 0.15%.

MORTALITY AND EXPENSE RISK CHARGE

Fortis Benefits assesses each subaccount of the Opportunity Variable Annuity, Masters Variable Annuity and Wells Fargo Passage Variable Annuity a daily charge for mortality and expense risk at an annual rate of 1.25% of the net assets. For the EmPower Variable Annuity, the daily charge is assessed at an annual rate of 1.10%. For the Income Preferred Variable Annuity, the daily charge is assessed at an annual rate of 1.85%. For the Value Advantage Plus Variable Annuity, the mortality and expense risk charge is assessed at an annual rate of 0.45%. For the Federated Triple Crown Variable Annuity, the mortality and expense risk charge for contract owners less than 61 years old is 1.10%, and for contract owners 61 years or older is 1.30%.

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


4.   ACCOUNT CHARGES (CONTINUED)

INVESTMENT RISK CHARGE

Fortis Benefits bears an investment risk associated with the Income Preferred Variable Annuity in relation to the Guaranteed Payout Plan Benefit. With this benefit Fortis bears the risk that investment performance is insufficient to cover the guarantee of the return of purchase payment. Fortis assesses a daily charge at an annual rate of .35% for this risk.

5.   SURRENDER AND PREMIUM TAX CHARGES

FREE SURRENDERS

The following amounts can be withdrawn from the contract without a surrender charge:

     - Any purchase payments received more than five years prior to the surrender date for Opportunity Variable Annuity and the Wells Fargo Passage Variable Annuity, seven years for Masters Variable Annuity and the Federated Triple Crown Variable Annuity, and nine years for Income Preferred Variable Annuity and have not been previously surrendered.

     - In any contract year, up to 10% of the purchase payments received less than five years prior to the surrender date for Opportunity Variable Annuity and Wells Fargo Passage Variable Annuity, seven years prior to the surrender date for Masters Variable Annuity and the Federated Triple Crown Variable Annuity, and nine years prior to the surrender date for Income Preferred Variable Annuity

     - For Masters Variable Annuity, Wells Fargo Passage Variable Annuity and Federated Triple Crown Variable Annuity, any earnings that have not been previously surrendered.

     - For EmPower Variable Annuity and Value Advantage Plus Variable Annuity, there is no surrender charge.

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


5.   SURRENDER AND PREMIUM TAX CHARGES (CONTINUED)

AMOUNT OF SURRENDER CHARGE

Surrender charges apply only if the amount being withdrawn exceeds the sum of the amounts listed above under Free Surrenders. The surrender charge is based on a percentage of the amount of purchase payments surrendered. The percentage of payments is set at 5% during the first five years on the Opportunity Variable Annuity and Wells Fargo Passage Variable Annuity contracts with a sliding scale down to zero by the end of the fifth year. The percentage is set at 7% during the first seven years of the Masters Variable Annuity contracts, with a sliding scale down to zero by the end of the seventh year. The percentage is set at 8% during the first nine years of the Income Preferred Variable Annuity contracts, with a sliding scale down to zero by the end of the ninth year.

PREMIUM TAXES

Where premium taxes or similar assessments are imposed by states or other jurisdictions upon receipt of purchase payments, Fortis Benefits pays such taxes on behalf of the contract owner and will deduct a charge for these amounts from the contract value upon surrender, death of the annuitant or contract owner, or annuitization of the contract. In jurisdictions where premium taxes or similar assessments are imposed at the time annuity payments begin, Fortis Benefits will deduct a charge on a pro rata basis from the contract value at that time.

Surrender and premium tax charges are included in redemptions and are paid directly to Fortis Benefits. The surrender and premium tax charges collected by Fortis Benefits were $6,252,617 and $4,332,105 in 1999 and 1998, respectively.

6. FEDERAL INCOME TAXES

The operations of the Account form part of, and are taxed with, the operations of Fortis Benefits, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset value of the subaccounts are not affected by income taxes on income distributions received by the subaccounts.

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


7.   RELATED PARTY TRANSACTIONS

Fortis Advisers, Inc. (Fortis Advisers), an affiliate of Fortis Benefits, provides investment management services to Fortis Series Fund, Inc. in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease through reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Fund, Inc. which reduces the portfolios' net assets. The fees charged by Fortis Advisers are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers provided investment management services amounted to $21,779,394 and $17,790,513 in 1999 and 1998, respectively.

8.   YEAR 2000 (UNAUDITED)

The Account has no computer systems of its own and is, therefore, dependent upon the systems of its affiliates, including Fortis Benefits Insurance Company (Fortis Benefits), Fortis Advisers (Advisers) and certain other third parties. Fortis Benefits and Advisers utilize Fortis Inc. (Fortis) to process their businesses. Fortis created a Year 2000 Project which was dedicated to ensuring that all systems for Fortis and subsidiaries and affiliates were Year 2000 ready. The estimated total cost of Fortis Year 2000 Project was approximately $85 million. There were no costs allocated to the Account, as amounts are only allocated to the affiliated companies.

As of December 20, 1999, 100% of the Mission Critical and non-Mission Critical computer system lines of code that had been identified were renovated and tested and were Year 2000 ready. Although there have been several matters, as of the date of this publication, no significant disruptions resulting from the century date change have been detected in any of its Mission Critical systems. Fortis will continue to monitor the status of and respond to any potential Year 2000 issue.

APPENDIX A

PERFORMANCE INFORMATION

In advertising and other sales material for the Contracts, yield and total return information for the Subaccounts of the Separate Account may be included. The information below provides investment results for the indicated Subaccounts of the Separate Account. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Participant.

YIELD CALCULATIONS

Yield information for the Money Market Subaccount will be based on the seven days ended on a specified date. It will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account (after the deduction of all asset based charges) having a balance of one Accumulation Unit at the beginning of the period, subtracting a proportionate amount of the annual administrative charge (based on average Contract size), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7), with the resulting yield figure carried to the nearest hundredth of one percent. The seven day yield for the Money Market Subaccount as of December 31, 1999 was 4.34%.

An effective yield may also be quoted for the Money Market Subaccount. Effective yield is calculated by compounding the current yield as follows:

     Effective Yield = [(Base Period Return + 1)365/7 ] - 1

The seven day effective yield for the Money Market Subaccount as of December 31, 1999 was 4.71%.

Yield information for the other Subaccounts will be based on the thirty days ended on a specified date and carried to the nearest hundredth of a percent, according to the following formula:

                                       a-b    6
                         Yield = 2 [[------ +1] -1]
                                        cd

Where: a = net investment income earned during the period by the Portfolio whose shares are owned by the Subaccount.

       b = expenses accrued for the period, including a proportionate amount of the annual administrative charge (based on average Contract size),

       c = the average daily number of Accumulation Units outstanding during the period, and

       d = the offering price per Accumulation Unit at the end of the last day of the period.


The following table sets forth yield figures for the thirty days ended December 31, 1999:

             SUBACCOUNT                                                 YIELD
             ----------                                                 -----
    U.S. Government Securities..........................................5.87%
    Diversified Income          ........................................7.13%
    High Yield..........................................................9.38%
    Global Bond.........................................................4.06%

TOTAL RETURN CALCULATIONS

Total return information will be given for the one year and five year periods ended on a specific date, provided that, if the registration statement has been effective for a Subaccount only during a shorter period, then such shorter period will be used.

AVERAGE ANNUAL TOTAL RETURN

Total average annual compounded rates of return for each period will be computed to the nearest one hundredth of a percent, according to the following formula:

     P(1 + T)n = CSV

Where:   P = a hypothetical initial purchase payment of $1000,

         T = average annual total return,

         n = number of years, and

     CSV = end of period Cash Surrender Value of hypothetical $1,000 purchase payment made at the beginning of the period.

            Subaccount                 One Year Period    Five Year Period      Ten Year Period       Commencement
                                         Ended Dec 31,       Ended Dec 31,       Ended Dec 31,          to Dec 31,
                                              1999               1999                  1999               1999
                                       ---------------    ----------------      ---------------       ------------
Growth Stock                                 49.60%              22.06%               14.91%              17.47%
U.S. Government Securities                   -6.75%               2.78%                2.71%               3.42%
Diversified Income                           -6.46%               2.71%                3.50%               4.18%
Asset Allocation                             14.45%              15.30%               10.85%              12.67%
Global Growth                                52.07%              20.59%                 N/A               15.32%
High Yield                                   -3.69%               3.35%                 N/A                1.77%
Growth & Income                               5.72%              16.93%                 N/A               14.94%
Aggressive Growth                           102.96%              25.88%                 N/A               22.04%
Global Asset Allocation                      -5.70%               7.57%                 N/A                7.57%
Global Bond                                 -12.27%               0.67%                 N/A                0.67%
International Stock                          18.83%              12.43%                 N/A               12.43%
Value                                         4.00%                N/A                  N/A               11.32%
S & P 500                                    15.23%                N/A                  N/A               22.62%
Blue Chip                                    14.78%                N/A                  N/A               21.64%
Mid Cap Stock                                 5.99%                N/A                  N/A                1.12%
Large Cap Growth                             22.01%                N/A                  N/A               24.42%
Small Cap Value                              10.28%                N/A                  N/A                1.83%

CUMULATIVE TOTAL RETURN

Total cumulative rates of return for each period will be computed to the nearest one hundredth of a percent, according to the following formula:

         CTR = CSV - P  100
               -------
                  P

Where:   P = a hypothetical initial purchase payment of $1,000,

         CTR = cumulative total return, and

         CSV = end of period Cash Surrender Value of hypothetical $1,000 purchase payment made at the beginning of the period.


            Subaccount                 One Year Period    Five Year Period      Ten Year Period       Commencement
                                         Ended Dec 31,       Ended Dec 31,       Ended Dec 31,          to Dec 31,
                                              1999               1999               1999                  1999
                                       ---------------    ----------------      ---------------       ------------
Growth Stock                                 49.60%             170.96%             301.30%              457.50%
U.S. Government Securities                   -6.75%              14.68%              30.70%               43.23%
Diversified Income                           -6.46%              14.29%              41.04%               61.30%
Asset Allocation                             14.45%             103.76%             180.10%              257.30%
Global Growth                                52.07%             154.98%                N/A               198.43%
High Yield                                   -3.69%              17.91%                N/A                10.49%
Growth & Income                               5.72%             118.62%                N/A               120.25%
Aggressive Growth                           102.96%             216.11%                N/A               209.30%
Global Asset Allocation                      -5.70%              44.40%                N/A                44.40%
Global Bond                                 -12.27%               3.42%                N/A               342.00%
International Stock                          18.83%              79.61%                N/A                79.61%
Value                                         4.00%                N/A                 N/A                48.25%
S & P 500                                    15.23%                N/A                 N/A               111.39%
Blue Chip                                    14.78%                N/A                 N/A               105.21%
Mid Cap Stock                                 5.99%                N/A                 N/A                 1.88%
Large Cap Growth                             22.01%                N/A                 N/A                44.04%
Small Cap Value                              10.28%                N/A                 N/A                 3.08%

Yield figures do not reflect any surrender charge, and yield and total return figures do not reflect any premium tax charge. Yield and total return figures do reflect the reimbursement of certain Fortis Series expenses. Current Fixed Account effective annual rates of interest may also be quoted in advertising and other sales materials, and these rates do not reflect any deductions or charges.

Fortis Benefits may advertise its relative performance as compiled by outside organizations. Following is a list of ratings services which may be referred to in advertisements, along with the category in which the applicable Subaccount is included:


PORTFOLIO NAME            RATING SERVICE                                       CATEGORY
--------------            --------------                                       --------
International Stock       Morningstar Publications, Inc.                       Foreign Stock
Subaccount                Lipper Analytical Services, Inc.                     International Fund
                          Variable Annuity Research & Data Service             International Stock

Global Growth             Morningstar Publications, Inc.                       World Stock
Subaccount                Lipper Analytical Services, Inc.                     Global Fund
                          Variable Annuity Research & Data Service             International Stock

Global Asset              Morningstar Publications, Inc.                       International Hybrid
Allocation Subaccount     Lipper Analytical Services, Inc.                     Global Flexible Portfolio
                          Variable Annuity Research & Data Service             Balanced/International

Aggressive Growth         Morningstar Publications, Inc.                       Small Growth
Subaccount                Lipper Analytical Services, Inc.                     Small Cap Fund
                          Variable Annuity Research & Data Service             Aggressive Growth

Small Cap Value           Morningstar Publications, Inc.                       Small Value
Subaccount                Lipper Analytical Services, Inc.                     Small Cap Fund
                          Variable Annuity Research & Data Service             Small Company Funds

Growth Stock              Morningstar Publications, Inc.                       Mid Cap Growth
Subaccount                Lipper Analytical Services, Inc.                     Mid Cap Fund
                          Variable Annuity Research & Data Service             Growth

Mid Cap Stock             Morningstar Publications, Inc.                       Mid Cap Blend
Subaccount                Lipper Analytical Services, Inc.                     Mid Cap Fund
                          Variable Annuity Research & Data Service             All Equity Funds

Large Cap Growth          Morningstar Publications, Inc.                       Large Blend
Subaccount                Lipper Analytical Services, Inc.                     Growth Fund
                          Variable Annuity Research & Data Service             Growth

Blue Chip Stock           Morningstar Publications, Inc.                       Large Blend
Subaccount                Lipper Analytical Services, Inc.                     Growth Fund
                          Variable Annuity Research & Data Service             Growth

S&P 500 Index             Morningstar Publications, Inc.                       Large Blend
Subaccount                Lipper Analytical Services, Inc.                     Index Fund
                          Variable Annuity Research & Data Service             Growth and Income Funds

Growth & Income           Morningstar Publications, Inc.                       Mid Cap Blend
Subaccount                Lipper Analytical Services, Inc.                     Growth & Income
                          Variable Annuity Research & Data Service             Growth and Income

Value Subaccount          Morningstar Publications, Inc.                       Large Blend
                          Lipper Analytical Services, Inc.                     Growth & Income
                          Variable Annuity Research & Data Service             Equity-Income

PORTFOLIO NAME            RATING SERVICE                                       CATEGORY
--------------            --------------                                       --------
Asset Allocation          Morningstar Publications, Inc.                       Domestic Hybrid
Subaccount                Lipper Analytical Services, Inc.                     Flexible Portfolio
                          Variable Annuity Research & Data Service             Balanced

Multisector Bond          Morningstar Publications, Inc.                       International Bond
Subaccount                Lipper Analytical Services, Inc.                     Global Income
                          Variable Annuity Research & Data Service             International Bonds

High Yield                Morningstar Publications, Inc.                       High Yield Bond
Subaccount                Lipper Analytical Services, Inc.                     High Current Yield
                          Variable Annuity Research & Data Service             Corporate Bond High Yield

Diversified Income        Morningstar Publications, Inc.                       Intermediate-Term Bond
Subaccount                Lipper Analytical Services, Inc.                     Corp Debt BBB Rated
                          Variable Annuity Research & Data Service             Corporate Bond General Funds

U.S. Government           Morningstar Publications, Inc.                       Intermediate Government
Subaccount                Lipper Analytical Services, Inc.                     Intermediate U.S. Govt.
                          Variable Annuity Research & Data Service             Government Bond General Funds

Money Market              Morningstar Publications, Inc.                       Money Market
Subaccount                Lipper Analytical Services, Inc.                     Money Market
                          Variable Annuity Research & Data Service             Money Market

                                               FORTIS BENEFITS INSURANCE COMPANY

                                                                     MAY 1, 2000


 PROFILE                                         This Profile is a summary of
                  some of the more important points that you should consider and know before purchasing the OPPORTUNITY+ ANNUITY. This annuity is more fully described in the prospectus which accompanies this Profile. Please read the prospectus carefully.

  1.  THE ANNUITY CONTRACT

    Opportunity+ Fixed and Variable Annuity is a contract between you and Fortis Benefits Insurance Company. It is designed to help you accumulate assets for your retirement and other long term financial goals on a tax deferred basis.

    Opportunity+ offers you a diverse selection of money managers and investment options. You may divide your money among the 18 investment portfolios of the Fortis Series Fund and the fixed account of Fortis Benefits.

    The investment portfolios offer professionally managed investment options with goals ranging from capital preservation to aggressive growth. Your choices are found on the next page. These portfolios are designed to provide you with better potential return than the fixed account. Your investment, however, is not guaranteed. The value of your Opportunity+ contract can fluctuate up or down based on your choices and you may experience a loss. Opportunity+ does provide you with a death benefit that protects your beneficiaries from such loss.

    You can also choose to put all or part of your money in the fixed account. For this account, Fortis Benefits guarantees your investment and the interest rate it sets once a year.

    Like most annuities, this contract has two phases: the accumulation phase and the income phase. During the accumulation phase, you invest money in your contract. Your contract value is based on your investment choices. You may withdraw money from your contract. However, as with most other tax-deferred investments, you will pay taxes on earnings and untaxed contributions when you withdraw them. You may also be subject to an IRS tax penalty if you make withdrawals before age 59 1/2.

    During the income phase, you can elect to receive regular payments from your contract. Depending on your choice, these payments can be fixed in dollar amount or can vary with investment performance. The amount of these income payments also are determined by the amount you are able to accumulate during the accumulation phase of your contract.

  2.  ANNUITY INCOME OPTIONS
      (THE INCOME PHASE)

    You may select one of four annuity income options:

         (1) monthly payments during your lifetime;

         (2) monthly payments during your lifetime, but with payments continuing to your beneficiary for a period from 10 to 20 years (as you select) if you die before the end of the selected period;

         (3) monthly payments during your lifetime and the lifetime of another person you select; and

         (4) monthly payments during your lifetime and the lifetime of another person, with the payments reduced by 1/2 when one of you dies.

    At the start of the income phase you can choose to have the payments come from the fixed account, the investment portfolios, or both. The dollar amount of your payments coming from the fixed account will be fixed. The payments from the investment portfolios you select will go up or down depending on their performance. Once payments begin, you cannot change your annuity option.

  3.  PURCHASING AN OPPORTUNITY + FIXED
      AND VARIABLE ANNUITY CONTRACT

    You can buy this contract through your registered representative who can help you complete the proper forms. The minimum initial investment is $50. You can make additional contributions of at least $50 at any time during the accumulation period. The minimum investment may be smaller for certain employer sponsored plans.

                                                               [FORTIS(SM) LOGO]

  4.  INVESTMENT OPTIONS

    You can invest your money in any of the following investment portfolios which are described in the fund prospectus:

    INTERNATIONAL STOCK

                   MFS - Global Equity
                   Fortis - Global Growth
                   Lazard - International Stock
                   Morgan Stanley - Global Asset Allocation


    DOMESTIC STOCK

    SMALL CAP      Fortis - Aggressive Growth
                   Berger - Small Cap Value

    MID CAP        Fortis - Growth Stock
                   Dreyfus - Mid Cap Stock

    LARGE CAP      Alliance - Large Cap Growth
                   MFS - Investors Growth
                   AIM - Blue Chip Stock
                   MFS - Capital Opportunities
                   T. Rowe Price - Blue Chip Stock
                   Dreyfus - S & P 500 Index
                   Federated - American Leaders
                   Fortis - Value
                   Fortis - Growth & Income
                   Fortis - Asset Allocation



    DOMESTIC BONDS


                   Fortis - High Yield
                   AIM Multisector Bond
                   Fortis - Diversified Income
                   Fortis - U.S. Government Securities


    CASH           Fortis - Money Market

    You may also choose to invest in the guaranteed fixed account.

  5.  EXPENSES

    Each year we deduct a $30 contract maintenance fee from your contract value. This fee is waived if your contract value is at least $25,000. We also deduct insurance charges equal to 1.35% annually of the average daily value of your contract in the investment portfolios. As with other professionally managed investments, there are also investment charges on money in the investment portfolios, estimated to range from 0.35% to 1.25%.

    If you decide to cancel your contract or take money out in excess of the annual free withdrawal amount, there may be a withdrawal charge equal to 5% of the investment you withdraw within 5 years of its payment. The annual free withdrawal amount is 10% of your payments beginning in year one.

      ---------------------------------------------------------------
      YEAR                            1    2    3    4    5    6
      ---------------------------------------------------------------
       WITHDRAWAL
       CHARGE                        5%   5%   5%   5%   5%   0%
      ---------------------------------------------------------------

    In a limited number of states, you may also be assessed a state premium tax charge of up to 4%, depending upon the state. In these states, this tax will be deducted when you cancel the contract, begin the income phase, or if the death benefit is paid. In many states, there is no tax at all.


    The following chart is designed to help you understand the expenses in your contract. The column labeled "Total Annual Expenses" includes the total of the $30 contract maintenance fee (included as 0.04%), the 1.35% insurance charge and the investment management expenses for each portfolio. The right side of the chart shows you two examples of the expenses, in dollars, you could pay under the contract. The examples illustrate the average cost per $1,000 invested, earning 5% annually and withdrawals: (1) at the end of one year, and (2) at the end of ten years. In the first example, the total annual expenses are assessed along with the withdrawal charges. In the second example the total annual expenses for the ten years are shown but there is no withdrawal charge assessed. The premium tax is assumed to be 0% for both examples. Please see the prospectus for more complete examples.

---------------------------------------------------------------------------------------------------------------------------------
                                             TOTAL ANNUAL              TOTAL ANNUAL          TOTAL
                                              INSURANCE                 INVESTMENT           ANNUAL
PORTFOLIO                                      EXPENSES                  EXPENSES           EXPENSES           EXAMPLES
---------------------------------------------------------------------------------------------------------------------------------
                                        M&E&A         ANNUAL FEE                                          1 YEAR    10 YEARS

---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL STOCK
MFS - Global Equity                     1.35%           0.04%             1.35%              2.74%         $72        $304
Fortis - Global Growth                  1.35%           0.04%             0.77%              2.16%         $67        $246
Lazard - International Stock            1.35%           0.04%             0.94%              2.33%         $68        $263
Morgan Stanley - Global Asset
  Allocation                            1.35%           0.04%             1.02%              2.41%         $69        $271
---------------------------------------------------------------------------------------------------------------------------------
DOMESTIC STOCK
SMALL CAP
Fortis - Aggressive Growth              1.35%           0.04%             0.72%              2.11%         $66        $241
Berger - Small Cap Value                1.35%           0.04%             1.04%              2.43%         $69        $273
MID CAP
Fortis - Growth Stock                   1.35%           0.04%             0.66%              2.05%         $66        $234
Dreyfus - Mid Cap Stock                 1.35%           0.04%             1.18%              2.57%         $71        $287
LARGE CAP
Alliance - Large Cap Growth             1.35%           0.04%             0.97%              2.36%         $69        $266
MFS - Investors Growth                  1.35%           0.04%             1.25%              2.64%         $71        $294
AIM - Blue Chip Stock                   1.35%           0.04%             1.30%              2.69%         $72        $299
MFS - Capital Opportunities             1.35%           0.04%             1.25%              2.64%         $71        $294
T. Rowe Price - Blue Chip Stock         1.35%           0.04%             0.92%              2.31%         $72        $261
Dreyfus - S&P 500 Index                 1.35%           0.04%             0.46%              1.85%         $64        $214
Federated - American Leaders            1.35%           0.04%             1.25%              2.64%         $71        $294
Fortis - Value                          1.35%           0.04%             0.78%              2.17%         $67        $247
Fortis - Growth & Income                1.35%           0.04%             0.69%              2.08%         $66        $238
Fortis - Asset Allocation               1.35%           0.04%             0.52%              1.91%         $64        $220
---------------------------------------------------------------------------------------------------------------------------------
DOMESTIC BONDS
Fortis - High Yield                     1.35%           0.04%             0.57%              1.96%         $65        $225
AIM - Multisector Bond                  1.35%           0.04%             0.90%              2.29%         $68        $259
Fortis - Diversified Income             1.35%           0.04%             0.54%              1.93%         $64        $222
Fortis - U.S. Government
  Securities                            1.35%           0.04%             0.52%              1.91%         $64        $220
---------------------------------------------------------------------------------------------------------------------------------
CASH
Fortis - Money Market                   1.35%           0.04%             0.35%              1.74%         $62        $202
---------------------------------------------------------------------------------------------------------------------------------



* The annual contract charge is waived for contract values greater than or equal to $25,000. This number is for illustrative purposes and reflects the average charge based on assets under management and total fees collected.


  6.  TAXES

    Your earnings are not taxed until you withdraw them from the contract. If you take money out during the accumulation phase, earnings come out first and are taxable ordinary income. If you make a withdrawal prior to age
    59 1/2, you may be charged a 10% federal tax penalty on that amount. Payments during the income phase are considered partly a return of your original investment and partly earnings. You will only be taxed on the earnings portion. However, if your contract is funded with pretax or tax deductible dollars (qualified plan contributions), then the entire payment will be taxable.

  7.  ACCESS TO YOUR MONEY

    You can make withdrawals at any time during the accumulation phase. The minimum amount you can withdraw is $50. Any payment invested in the contract for more than five years can be withdrawn without a charge. You can withdraw up to 10% of your total investments each year at any time with no charge. All other withdrawals will be charged 5% of each payment you take out. You may also have to pay income tax and a tax penalty on any money you withdraw.

    SYSTEMATIC WITHDRAWALS: You can have money automatically sent to you each month during the accumulation phase of your contract. Systematic withdrawals are available for amounts of $50 or more. Of course, withdrawals may be taxable and subject to an IRS tax penalty.

  8.  PERFORMANCE

    The value of your contract will go up or down depending on the investment portfolios you choose. The following chart shows the total return for each investment portfolio for the time periods shown. Insurance charges, investment management charges and all other expenses of the investment portfolio have been deducted from these numbers. These numbers do not reflect any withdrawal charges or the annual contract fee which, if applied, would


---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                     1999      1998     1997     1996     1995     1994     1993    1992     1991     1990     1989

---------------------------------------------------------------------------------------------------------------------------------

    INTERNATIONAL STOCK
    Fortis - Global Growth    55.53%    9.81%    5.32%   17.43%   28.67%   -4.34%   16.27%     --       --       --       --
    Lazard - International
      Stock                   22.29%   14.85%   10.42%   12.41%   12.76%      --       --      --       --       --       --
    Morgan Stanley - Global
      Asset Allocation        -2.24%   14.35%   11.92%   11.11%   15.83%      --       --      --       --       --       --

    DOMESTIC STOCK - SMALL
      CAP
    Fortis - Aggressive
      Growth                 106.42%   19.49%    0.00%    6.13%   28.08%      --       --      --       --       --       --
    Berger - Small Cap
      Value*                  13.75%      --       --       --       --       --       --      --       --       --       --

    DOMESTIC STOCK - MID
      CAP
    Fortis - Growth Stock     53.05%   17.36%   10.85%   14.78%   25.88%   -4.18%    7.26%   1.50%   51.35%   -4.46%   34.62%
    Dreyfus - Mid Cap
      Stock*                   9.44%      --       --       --       --       --       --      --       --       --       --

    DOMESTIC STOCK - LARGE
      CAP
    Alliance - Large Cap
      Growth*                 25.48%      --       --       --       --       --       --      --       --       --       --
    T. Rowe Price - Blue
      Chip Stock              18.23%   26.33%   25.18%      --       --       --       --      --       --       --       --
    Dreyfus - S&P 500 Index   18.68%   26.33%   30.47%      --       --       --       --      --       --       --       --
    Fortis - Value             7.46%    8.12%   23.48%      --       --       --       --      --       --       --       --
    Fortis - Growth &
      Income                   9.19%   11.64%   25.91%   19.80%   27.90%      --       --      --       --       --       --
    Fortis - Asset
      Allocation              17.92%   18.30%   18.55%   10.92%   20.27%   -1.71%    8.25%   5.45%   25.86%    0.57%   21.97%

    DOMESTIC BONDS
    Fortis - High Yield       -0.23%   -0.79%    8.22%    8.96%   11.19%      --       --      --       --       --       --
    AIM - Multisector Bond    -0.04%      --       --       --       --       --       --      --       --       --       --
    Fortis - Diversified
      Income                  -3.04%    4.82%    8.90%    2.68%   15.65%   -6.56%   11.18%   5.58%   13.06%    7.34%   10.74%
    Fortis - U.S.
      Government Securities   -3.29%    7.35%    7.56%    0.76%   17.15%   -7.76%    7.92%   4.65%   12.76%    6.41%      --

    CASH
    Fortis - Money Market      3.51%    3.84%    3.87%    3.69%    4.25%    2.46%    1.33%   1.91%    4.44%    6.36%    7.91%


    --------------------
    * Inception Date May 1, 1998; per the SEC, portfolio numbers must reflect an entire year's performance.
    ----------------------------------------------------------------------------

    reduce the performance. Past performance is not a guarantee of future results.

  9.  DEATH BENEFIT

    If you die during the accumulation phase, your contract beneficiary will receive a death benefit. This death benefit will be the greater of three amounts:

         1) Your contract value;

         2) the money you put in less a proportionate reduction related to any withdrawals; and

         3) at the time of death, the highest anniversary contract value up to your 75th birthday; plus (a) any money you put in since that anniversary, less (b) a proportionate reduction related to any money you took out since that anniversary.

 10.  OTHER INFORMATION

    FREE LOOK PERIOD: You may cancel your contract within 10 days of receiving it (or whatever period is required by your state). We will pay you the value of your contract without imposing a withdrawal charge. This may be more or less that the amount you invested. If required by law, we will return your original payment.

    NO PROBATE: In most cases, your beneficiary will receive the death benefit when you die without going through probate.

    DOLLAR COST AVERAGING: You can invest gradually with a regular amount of money into your chosen investment portfolios from any of the portfolios, or from the fixed account. This can lower your average cost per unit over time as compared to your cost on a single purchase.

    AUTOMATIC REBALANCING: You can maintain your asset allocation mix by asking us to readjust your money on a periodic basis. This can help you keep your investment in line with your goals.

    NURSING HOME WAIVER: You will be able to take your money out without a withdrawal charge when you are in a nursing home and meet certain conditions.

 11.  INQUIRIES

    If you need more information, please contact us at:

    Fortis Benefits Insurance Company
    P.O. Box 64272, St. Paul, MN 55164

    800-800-2000, Ext. 3057
99250

                                        PART C
                                  OTHER INFORMATION
                                  -----------------

ITEM 24.  FINANCIAL STATEMENT AND EXHIBITS

     a.   Financial Statements included in Part B:

          The following financial statements of Variable Account D:

               Report of Ernst & Young LLP, independent auditors for Variable Account D.


               Statement of Net Assets as of December 31, 1999.

               Statements of Changes in Net Assets for the years ended December 31, 1999 and 1998.


               Notes to Financial Statements

          The following financial statements of Fortis Benefits Insurance
          Company:

               Report of Ernst & Young LLP, independent auditors for Fortis Benefits Insurance Company.


               Balance Sheets of Fortis Benefits Insurance Company as of December 31, 1999 and 1998.

               Statements of Income, Statements of Changes in Shareholder's Equity and Statements of Cash Flows of Fortis Benefits Insurance Company for the years ended December 31, 1999, 1998 and 1997.


               Notes to Financial Statements for Fortis Benefits Insurance Company.

          There are no financial statements included in Part A.

     b.   Exhibits:

          1. Resolution of the Board of Directors of Fortis Benefits Insurance Company effecting the establishment of Variable Account D (filed as part of the initial filing of this Form N-4 registration statement filed on December 31, 1987).

          2.   Not applicable


          3. (a) Form of Principal Underwriter and Administrative Servicing Agreement (incorporated by reference from Form N-4 registration statement, File No. 33-73986, filed on January 11, 1994).

               (b) Form of Amendment to Principal Underwriter and Administrative Servicing Agreement (incorporated by reference from Form N-4 registration statement, File No. 33-73986, filed on January 11, 1994).

               (c) Form of Dealer Sales Agreement (filed as a part of Post-Effective Amendment No. 12 to this Form N-4 registration statement filed on December 22, 1994).

          4. (a) Form of Variable Annuity Contract - (filed as a part of Post-Effective Amendment No. 13 to this Form N-4 registration statement filed April 27, 1995).

               (b) Form of Enhanced Variable Annuity Contract--filed a part of Post-Effective amendment No. 18 to this Form N-4 registration filed April 28, 1998).

               (c) Form of IRA Endorsement (filed as part of 1933 Act Pre-Effective Amendment No. 1 to this Form N-4 registration statement filed on April 18, 1988).

               (d) Tax Deferred Annuity Loan Agreement Form (filed as a part of 1933 Act Post Effective Amendment No. 9 to this Form N-4 registration statement filed April 29, 1993).

               (e) Form of Section 403(b) Annuity Endorsement (filed as part of 1933 Act Post-Effective Amendment No. 3 to this Form N-4 registration statement filed on March 1, 1990).

               (f) Nursing Care/Hospitalization Waiver of Surrender Charge Rider - (filed as a part of Post-Effective Amendment No. 13 to this Form N-1 registration statement filed April 27,
                    1995).

               (g) Enhanced Death Benefit Rider (incorporated by reference from Form N-4 Registration Statement filed by Fortis Benefits and its Variable Account D contemporaneously herewith, File No. 33-37577.)

         5.    (a)  Form of Application for Variable Annuity Contract
                    (including telephone authorization form)(filed as a part of 1933 Act Post-Effective Amendment No. 6 to this Form N-4 registration statement filed on March 2, 1992).

               (b) Annuity Contract Exchange Form (filed as part of 1933 Act Pre-Effective Amendment No. 1 to this Form N-4 registration statement filed on April 18, 1988).

          6. (a) Articles of Incorporation of depositor (incorporated by reference from Form S-6 Registration Statement of Fortis Benefits and its Variable Account C filed on March 17, 1986, File No. 33-03919).

               (b) By-laws of depositor (incorporated by reference from Form S-6 Registration Statement of Fortis Benefits and its Variable Account C filed on March 17, 1986, File No. 33-03919).

               (c) Certificate of Amendment to Articles of Incorporation and By-laws of depositor dated November 21, 1991 (filed as a part of 1933 Act Post-Effective Amendment No 6 to this Form N-4 registration statement filed on March 2, 1992).

               (d) Certificate of Amendment to Bylaws of depositor dated May 1, 1999 (Incorporated by reference from Form 10-K of Fortis Benefits Insurance Company filed March 29, 2000, File No. 33-37576).


          7.   None.

          8.   None.

          9. Opinion and consent of John W. Norton, Esq, as to the legality of the securities being registered (filed as part of 1933 Act Post-Effective Amendment No. 2 to this Form N-4 registration statement filed on April 28, 1989).

          10.  (a)  Consent of Ernst & Young LLP--filed herewith.

               (b) Power of Attorney for Messrs. Freedman and Clayton (incorporated by reference from Form S-6 Registration Statement of Fortis Benefits and its Variable Account C filed on December 17, 1993, File No. 33-73138).

          11.  Not applicable.

          12.  Not applicable.

          13. Schedules of computation of each performance quotation provided in the registration statement pursuant to Item 21--filed herewith.

          14.  Financial Data Schedule--previously filed.

ITEM 25.  DIRECTORS AND OFFICERS OF FORTIS BENEFITS

The directors, executive officers, and, to the extent responsible for variable annuity operations, other officers of Fortis Benefits are listed below.





  Name and Principal
  Business Address                   Offices with Depositor
  ------------------                 ----------------------


  Officer-Director
  ----------------

  Robert Brian Pollock (2)           President and Chief
                                     Executive Officer

  Benjamin Cutler (5)                Executive Vice President--(President--
                                     Fortis Health)

  Dean C. Kopperud (1)               Executive Vice President--(President--
                                     FFG)


  Michael John Peninger (4)          Executive Vice President - (President Group
                                     Nonmedical)


  Other Directors
  ---------------

  Allen Royal Freedman (2)           Chairman of the Board

  J. Kerry Clayton (2)

  Arie Aristide Fakkert (3)

  A.W. Feagin (6)



 Other Officers
  --------------

  Larry M. Cains (2)                 Treasurer


  Peggy L. Ettestad (1)              Senior Vice President - Life
                                     Operations

  Rhonda J. Schwartz (1)             Vice President and General
                                     Counsel -- Life and Investment
                                     Products

  Jon H. Nicholson (1)               Senior Vice President -
                                     Annuities

  Melinda S. Urion (1)               Senior Vice President and Chief
                                     Financial Officer

  Dickson W. Lewis (1)               Senior Vice President--
                                     Distribution and Marketing

---------------------------

(1)  Address:  Fortis Benefits Insurance Company, P. O. Box 64271,
               St. Paul, MN 55164.

(2)  Address:  Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005.

(3)  Address:  Fortis AMEV, Archmideslaan 10, 3584 BA Utrecht, The Netherlands.

(4)  Address:  2323 Grand Avenue, Kansas City, MO 64108.

(5)  Address:  515 West Wells, Milwaukee, WI 53201.


(6)  Address:  10 Glenlake Parkway NE, Suite 500, Atlanta, GA 30328

ITEM 26.  PERSONS CONTROLLED BY OR UNDER CONTROL WITH THE DEPOSITOR OR
          REGISTRANT

Variable Accounts C and D of Fortis Benefits Insurance Company are separate accounts of Fortis Benefits. These separate accounts, certain separate accounts assumed from St. Paul Life Insurance Company, and Fortis Series Fund, Inc. may be deemed to be controlled by Fortis Benefits, although Fortis Benefits follows voting instructions of variable insurance contract owners with respect to voting on certain important matters in connection with these entities. All of these entities are created under Minnesota law and are the funding media for variable life insurance and annuity contracts issued or assumed by Fortis Benefits.

The chart indicating the persons controlled by or under common control with Fortis Benefits is hereby incorporated by reference from the response to Item 26 in Post-Effective Amendment No. 24 to the Form N-4 registration statement of Fortis Benefits and its Variable Account D filed on April 28, 1994, File No. 33-37577. Fortis Benefits has no subsidiaries.

ITEM 27.  NUMBER OF CONTRACT OWNERS


     As of April 1, 2000 there were 67,619 Contract owners.


ITEM 28.  INDEMNIFICATION

Pursuant to the Principal Underwriter and Administrative Servicing Agreement filed as Exhibit 3(a) and (b) to this Registration Statement and incorporated by this reference, Fortis Benefits has agreed to indemnify Fortis Investors (and its agents, employees, and controlling persons) for damages and expenses arising out of certain material misstatements and omissions in connection with the offer and sale of the Contracts, unless the misstatement or omission was based on information supplied by Fortis Investors; provided, however, that no such indemnity will be made to Fortis Investors or its controlling persons for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations under such agreement. This indemnity could apply to certain directors, officers or controlling persons of the Separate Account by virtue of the fact that they are also agents, employees or controlling persons of Fortis Investors. Pursuant to the Principal Underwriter and Servicing Agreement, Fortis Investors has agreed to indemnify Variable Account D, Fortis Benefits, and each of its officers, directors and controlling persons for damages and expenses (1) arising out of certain material misstatements and omissions in connection with the offer and sale of the Contracts, if the misstatement or omission was based on information furnished by Fortis Investors or (2) otherwise arising out of Fortis Investors' negligence, bad faith, willful misfeasance or reckless disregard of its responsibilities. Pursuant to its Dealer Sales Agreements, a form of which is filed as Exhibit 3
(c) and (d) to this registration statement and is incorporated herein by this reference, firms that sell the Contracts agree to indemnify Fortis Benefits, Fortis Investors, the Separate Account, and their officers, directors, employees, agents, and controlling persons from liabilities and expenses arising out of the wrongful conduct or omissions of said selling firm or its officers, directors, employees, controlling persons or agents.

Also, Fortis Benefit's By-Laws (see Article VI, Section 5 thereof, which is incorporated herein by reference from Exhibit 6(b) to this Registration Statement) provide for indemnity and payment of expenses of Fortis Benefit's officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Minnesota law generally permits payment of such indemnification and expenses in a civil proceeding if it appears that the person seeking indemnification has acted in good faith and in a manner that he reasonably believed to be in, or not opposed to, the best interests of Fortis Benefits and if such person has received no improper personal benefit, or in a criminal proceeding if the person seeking indemnification also has no reasonable cause of believe his conduct was unlawful.

Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Fortis Benefits or the Separate Account pursuant to the foregoing provisions, or otherwise, Fortis Benefits and the Separate Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Fortis Benefits of expenses incurred or paid by a director, officer or controlling person of Fortis Benefits or the Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, Fortis Benefits will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) Fortis Investors, Inc. is the principal underwriter for Variable Account D. Fortis Investors, Inc. also acts as the principal underwriter for the following registered investment companies (in addition to Variable Account D and Fortis Series Fund, Inc.):
          Variable Account C of Fortis Benefits, Variable Account A of First Fortis Life Insurance Company, Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Growth Fund, Inc., Fortis Fiduciary Fund, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Money Portfolios, Inc., Fortis Income Portfolios, Inc., Fortis Worldwide Portfolios, Inc., and Special Portfolios, Inc.

     (b) The following table sets forth certain information regarding the officers and directors of the principal underwriter, Fortis Investors,
          Inc.:





     Name and Principal                          Positions and Offices
      Business Address                             with Underwriter
     ------------------                          ---------------------

     Roger W. Arnold *                           Sr. Vice President

     Robert W. Beltz, Jr.*                       Vice President and Director

     Jeffrey R. Black *                          Business Development and
                                                 Sales Desk Officer

     Mark C. Cadalbert*                          Compliance Officer

     Tamara L. Fagely*                           Vice President

     Joanne M. Herron*                           Assistant Treasurer

     John E. Hite*                               Secretary and
                                                      Vice President

     Carol M. Houghtby*                          Vice President, Treasurer and
                                                 Director

     Dean C. Kopperud*                           President and Director

     Christine D. Pawlenty *                     Custom Solutions Group Officer

     Mary B. Petersen *                          2nd Vice President

     Jennifer R. Relien*                         Assistant Secretary




------------------------
*    Address:  500 Bielenberg Drive, Woodbury, Mn 55125.

    (c)   None

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 and 31a-3 thereunder are maintained by Fortis Benefits Insurance Company, Fortis Investors, Inc. and Fortis Advisers, Inc., at 500 Bielenberg Drive, Woodbury, Minnesota 55125.

Item 31.  MANAGEMENT SERVICES

     None.

Item 32.  UNDERTAKINGS

The Registrant hereby undertakes:

     (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (b) to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free phone number, postcard, or similar written communication affixed to or included in the Prospectus that the applicant can call or remove to send for a Statement of Additional Information;

     (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.




Fortis Benefits Insurance Company represents:

     (a) that the fees and charges imposed under the provisions of the Contract covered by this registration statement, in the aggregate, are reasonable in relation to the services to be rendered by the Registrant associated with the Contracts, the expenses to be incurred by the Registrant associated with the Contracts, and the risks assumed by the Registrant associated with the Contracts.

The Registrant intends to rely on the no-action response dated November 28, 1988 from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1) - (4) thereof.

                                      SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amended Registration Statement to be signed on its behalf in the City of St. Paul, State of Minnesota on this 25th day of April, 2000.


                         VARIABLE ACCOUNT D OF
                         FORTIS BENEFITS INSURANCE COMPANY
                         (Registrant)

                         By: FORTIS BENEFITS INSURANCE COMPANY

                         By: /s/
                             --------------------------------------
                              Robert Brian Pollock, President

                         FORTIS BENEFITS INSURANCE COMPANY

                         By: /s/
                             --------------------------------------
                              Robert Brian Pollock, President


As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons, in the capacities indicated, on April 25, 2000.



Signature                                  Title With Fortis Benefits
---------                                  --------------------------
*
--------------------------
 Allen R. Freedman                         Chairman of the Board


--------------------------
 J. Kerry Clayton                          Director


-------------------------
 Arie Aristide Fakkert                     Director


--------------------------
 Alan W. Feagin                            Director

   /s/
-------------------------
 Dean C. Kopperud                          Director

   /s/
-------------------------
 Robert Brian Pollock                      President and Director (Chief
                                           Executive Officer)

   /s/
-------------------------
 Michael John Peninger                     Director


   /s/
-------------------------
 Larry M. Cains                            Treasurer (Principal Accounting
                                           and Principal Financial Officer)


*By:  /s/
     -----------------------
     Robert Brian Pollock
     Attorney-in-Fact

                                Exhibit Index



Exhibit No.
-----------


     10(a)     Consent of Independent Auditors

     13        Schedules of Computation